UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2010

Item 1. Report to Stockholders.


Calvert New Vision Small Cap Fund

Semi-Annual Report
March 31, 2010

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1	President's Letter
4	SRI Update
7	Portfolio Management Discussion
12	Shareholder Expense Example
14	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
32	Explanation of Financial Tables
34	Proxy Voting and Availability of Quarterly Portfolio Holdings
34	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update
from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Po rtfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	8.42%	39.09%
Class B	7.66%	37.23%
Class C	7.90%	37.72%
Class I	8.97%	40.42%
Russell 2000 Index	13.07%	62.76%
Lipper Small-Cap Growth Funds Avg.	12.59%	59.33%

Ten Largest Stock Holdings
	% of Net Assets
Amedisys, Inc.	3.5%
Sanmina-SCI Corp.	2.8%
Woodward Governor Co.	2.6%
Unisys Corp.	2.3%
American Superconductor Corp.	2.2%
Align Technology, Inc.	2.1%
Applied Industrial Technologies, Inc.	1.9%
Sirona Dental Systems, Inc.	1.8%
WGL Holdings, Inc.	1.7%
KapStone Paper and Packaging Corp.	1.6%
Total	22.5%

Economic Sectors
	% of Total Investments
Consumer Discretionary	16.3%
Consumer Staples	2.8%
Energy	4.3%
Financials	18.3%
Health Care	17.4%
Industrials	14.5%
Information Technology	17.8%
Materials	3.9%
Time Deposit	1.7%
Telecommunication Services	0.5%
Utilities	2.5%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert New Vision Small Cap Fund Class A shares (at NAV) returned 8.42% for the six-month period ended March 31, 2010, underperforming the Russell 2000 Index's return of 13.07%. This underperformance was largely due to poor stock selection in the Industrials and Consumer Discretionary sectors.

Investment Climate

The bull market raged on during the period, despite high unemployment, uncertain prospects for health care reform, and a fizzled real estate market in the forefront of the news. The stock market rally was not without its bouts of heavy volatility. Overall, though, there was certainly positive momentum, and the dollar even increased in value for good measure.

Companies generally posted stronger fundamentals than they had one year before, though earnings were still significantly below their 2008 peak. Also, consumers seemed to spend money they did not have--which helped demand for products and services, but may represent a return to some of the problems that led to the 2008 financial debacle. From large- to small-cap, categories of both growth and value stocks appreciated.

The Fund's area of the market, small-cap stocks, appreciated nicely during the fourth quarter of 2009 (up 3.87%) and enjoyed a solid 8.85% return for the first quarter of 2010, as represented by the Russell 2000 Index. It's been a little more than a year since we saw the market low on March 9, 2009. Since then, the benchmark is up more than 90% through the end of March 2010.

The benchmark Russell 2000 Index is a blend of both value and growth stocks from the general small-cap universe, so it is very similar to the universe from which our models pick the Fund's stocks. However, the solid performance that the benchmark exhibited for this six-month period--and especially over this last year--is a product of the rally in low-quality and financially distressed stocks. As some say, the benchmark benefited from "the junk rally of 2009." Since most of our stock-picking models are focused on positive company-level fundamentals, last year was not friendly to our overall investment style. Regardless, Bridgeway's overall market view is that small-cap stocks remain a strong diversification tool for a shareholder's overall portfolio.

Portfolio Strategy

What worked well

Stocks from a variety of industries comprise the list of the Fund's best performers for this six-month period, most notably the Energy sector. The Fund's overall top performer was KapStone Paper & Packaging, a producer of unbleached paper (up 69.6%), followed by Crosstex Energy (up 68.9%).1 Home health care and hospice provider Amedisys, which rose 26.6%, is now our single largest holding, representing 3.5% of Fund assets as of March 31, 2010.

Overall, the Fund's strongest performers from a variety of industries were KapStone Paper & Packaging (Paper & Forest Products), Crosstex Energy (Oil, Gas & Consumable Fuels), RCN (Media), Steak N Shake (Restaurants & Leisure), and Priceline.com (Internet & Catalog Retail).

What didn't work well

Poor stock selection in a variety of sectors held back the Fund's performance relative to the benchmark. The Fund's worst-performing stock was Geokinetics, which declined 44.4%. The seismic data provider enjoyed a strong stock price run-up until October 2009, when it dropped due to worse-than-expected earnings and revenue results. We sold the Fund's position in the stock and avoided the continued price decline during the remainder of the period.

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	32.49%
Five year	-5.25%
Ten year	-2.02%
Class B Shares
One year	32.23%
Five year	-5.59%
Ten year	-2.57%
Class C Shares
One year	36.72%
Five year	-5.20%
Ten year	-2.40%

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares*
One year	40.42%
Five year	-3.54%
Ten year	-0.65%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.97%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses. New subadvisor assumed management of the Fund effective March 2007, and previously in June 2005.

The Fund's five worst-performing stocks represented three different sectors, although Consumer Discretionary was hit the hardest. The worst performers include Geokinetics (Oil, Gas & Consumable Fuels), Coldwater Creek (Specialty Retail), Fuel Systems Solutions (Auto Components), Lannett (Pharmaceuticals), and Stein Mart (Specialty Retail).

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Outlook

This six-month period was ripe with good cheer in the market, a nice turnaround with much of the sting of 2008 still abuzz. This last year has truly been spectacular for small-cap stocks. We are hopeful that the new-found positive momentum in the market--and especially small-cap stocks--will continue.

April 2010

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: KapStone Paper & Packaging 1.61%, Crosstex Energy 1.52%, Amedisys 3.54%, RCN 0.52%, Steak N Shake 1.61%, Priceline 1.35%,Geokinetics 0%, Coldwater Creek 0%, Fuel Systems Solutions 1.33%, Lannett 0.23%, and Stein Mart 0.88%.

All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,085.10	$9.45
Hypothetical	$1,000.00	$1,015.87	$9.14
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,077.60	$16.56
Hypothetical	$1,000.00	$1,008.99	$16.01
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,079.00	$14.61
Hypothetical	$1,000.00	$1,010.87	$14.13
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,089.70	$4.79
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.82%, 3.20%, 2.82%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Statement of Net Assets
March 31, 2010
Equity Securities - 98.1%	Shares	Value
Aerospace & Defense - 0.1%
Sparton Corp.*	10,450	$61,655

Airlines - 2.7%
Hawaiian Holdings, Inc.*	140,800	1,037,696
Pinnacle Airlines Corp.*	163,080	1,211,684
		2,249,380

Auto Components - 1.3%
Fuel Systems Solutions, Inc.*	35,200	1,124,992

Building Products - 0.2%
Quanex Building Products Corp.	8,500	140,505

Capital Markets - 1.2%
Evercore Partners, Inc.	33,500	1,005,000

Chemicals - 1.1%
H.B. Fuller Co.	38,500	893,585

Commercial Banks - 3.2%
Cardinal Financial Corp.	56,484	603,249
IBERIABANK Corp.	15,500	930,155
Park National Corp.	5,837	363,704
Westamerica Bancorporation	14,700	847,455
		2,744,563

Commercial Services & Supplies - 0.9%
M&F Worldwide Corp.*	25,200	771,120

Communications Equipment - 2.5%
Tekelec*	62,200	1,129,552
Utstarcom, Inc.*	363,300	1,013,607
		2,143,159

Computers & Peripherals - 1.0%
Adaptec, Inc.*	247,300	808,671

Construction & Engineering - 1.2%
EMCOR Group, Inc.*	40,000	985,200

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 2.5%
Nelnet, Inc.	68,600	$1,273,216
World Acceptance Corp.*	23,200	837,056
		2,110,272

Diversified Telecommunication Services - 1.7%
IDT Corp., Class B*	113,000	732,240
Vonage Holdings Corp.*	524,800	708,480
		1,440,720

Electric Utilities - 0.8%
IDACORP, Inc.	20,400	706,248

Electrical Equipment - 5.8%
American Superconductor Corp.*	63,800	1,843,820
GrafTech International Ltd.*	64,800	885,816
Woodward Governor Co.	69,600	2,225,808
		4,955,444

Electronic Equipment & Instruments - 5.8%
Mercury Computer Systems, Inc.*	75,600	1,037,232
Multi-Fineline Electronix, Inc.*	28,300	729,008
Sanmina-SCI Corp.*	142,300	2,347,950
Tech Data Corp.*	18,500	775,150
		4,889,340

Energy Equipment & Services - 1.5%
Cal Dive International, Inc.*	79,500	582,735
Mitcham Industries, Inc.*	93,400	675,282
		1,258,017

Food Products - 2.8%
American Italian Pasta Co.*	24,700	960,089
Lancaster Colony Corp.	5,714	336,897
TreeHouse Foods, Inc.*	25,500	1,118,685
		2,415,671

Gas Utilities - 1.7%
WGL Holdings, Inc.	40,600	1,406,790

Health Care Equipment & Supplies - 8.0%
Align Technology, Inc.*	90,300	1,746,402
American Medical Systems Holdings, Inc.*	54,000	1,003,320
Cantel Medical Corp.	40,700	807,895
Gen-Probe, Inc.*	18,200	910,000
Invacare Corp.	30,200	801,508
Sirona Dental Systems, Inc.*	40,600	1,544,018
		6,813,143

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 6.8%
Amedisys, Inc.*	54,394	$3,003,637
HealthSpring, Inc.*	63,700	1,121,120
Odyssey HealthCare, Inc.*	71,300	1,291,243
Universal American Corp.*	25,300	389,620
		5,805,620

Hotels, Restaurants & Leisure - 3.1%
Steak N Shake Co.*	3,570	1,361,134
Texas Roadhouse, Inc.*	88,900	1,234,821
		2,595,955

Household Durables - 1.8%
American Greetings Corp.	40,800	850,272
La-Z-Boy, Inc.*	51,300	643,302
		1,493,574

Insurance - 2.2%
Amerisafe, Inc.*	49,800	815,226
StanCorp Financial Group, Inc.	22,800	1,085,964
		1,901,190

Internet & Catalog Retail - 1.4%
priceline.com, Inc.*	4,500	1,147,500

Internet Software & Services - 2.2%
Earthlink, Inc.	95,982	819,686
Equinix, Inc.*	10,925	1,063,440
		1,883,126

IT Services - 3.0%
Sapient Corp.	56,900	520,066
Unisys Corp.*	56,800	1,981,752
		2,501,818

Machinery - 1.0%
Briggs & Stratton Corp.	45,300	883,350

Media - 1.9%
Lee Enterprises, Inc.*	229,500	778,005
RCN Corp.*	29,000	437,320
Virgin Media, Inc.	21,000	362,460
		1,577,785

Oil, Gas & Consumable Fuels - 2.8%
Crosstex Energy, Inc.*	147,900	1,285,251
World Fuel Services Corp.	41,000	1,092,240
		2,377,491

Equity Securities - Cont'd	Shares	Value
Paper & Forest Products - 2.8%
Glatfelter	23,500	$340,515
KapStone Paper and Packaging Corp.*	115,000	1,365,050
Wausau Paper Corp.*	82,800	707,112
		2,412,677

Pharmaceuticals - 2.5%
Lannett Co., Inc.*	46,025	195,606
Medicis Pharmaceutical Corp.	28,600	719,576
Par Pharmaceutical Co.'s, Inc.*	47,800	1,185,440
		2,100,622

Professional Services - 0.7%
Diamond Management & Technology Consultants, Inc.	76,348	599,332

Real Estate Investment Trusts - 4.8%
BioMed Realty Trust, Inc.	60,809	1,005,781
First Potomac Realty Trust	12,837	192,940
Hospitality Properties Trust	41,400	991,530
Kilroy Realty Corp.	24,400	752,496
Weingarten Realty Investors	52,000	1,121,120
		4,063,867

Semiconductors & Semiconductor Equipment - 0.9%
FSI International, Inc.*	192,784	746,074

Software - 2.5%
Informatica Corp.*	37,000	993,820
S1 Corp.*	194,100	1,145,190
		2,139,010

Specialty Retail - 5.0%
Pier 1 Imports, Inc.*	134,600	857,402
Sally Beauty Holdings, Inc.*	149,200	1,330,864
Select Comfort Corp.*	168,400	1,342,148
Stein Mart, Inc.*	82,400	744,072
		4,274,486

Textiles, Apparel & Luxury Goods - 1.8%
Culp, Inc.*	46,200	553,938
Unifirst Corp.	19,700	1,014,550
		1,568,488

Thrifts & Mortgage Finance - 3.0%
BofI Holding, Inc.*	62,355	868,605
Provident Financial Services, Inc.	69,300	824,670
United Financial Bancorp, Inc.	63,300	884,934
		2,578,209

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 1.9%
Applied Industrial Technologies, Inc.	65,500	$1,627,675

Total Equity Securities (Cost $71,116,798)		83,201,324

	Principal
High Social Impact Investments - 1.3%	Amount
Calvert Social Investment Foundation Notes, 1.76%, 7/1/10 (b)(i)(r)	$1,151,905	1,133,209

Total High Social Impact Investments (Cost $1,151,905)		1,133,209

Time Deposit - 0.5%
State Street Corp. Time Deposit, 0.01%, 4/1/10	404,575	404,575

Total Time Deposit (Cost $404,575)		404,575

TOTAL INVESTMENTS (Cost $72,673,278) - 99.9%		84,739,108
Other assets and liabilities, net - 0.1%		57,147
Net Assets - 100%		$84,796,255

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 4,970,519 shares outstanding		$78,210,499
Class B: 382,215 shares outstanding		5,538,612
Class C: 637,228 shares outstanding		9,420,034
Class I: 547,186 shares outstanding		9,580,814
Undistributed net investment income (loss)		(330,531)
Accumulated net realized gain (loss) on investments		(29,689,003)
Net unrealized appreciation (depreciation) on investments		12,065,830
Net Assets		$84,796,255

Net Asset Value Per Share:
Class A (based on net assets of $65,269,988)		$13.13
Class B (based on net assets of $4,351,379)		$11.38
Class C (based on net assets of $7,399,477)		$11.61
Class I (based on net assets of $7,775,411)		$14.21

	Acquisition
Restricted Securities	Date	Cost
Calvert Social Investment Foundation Notes, 1.76%, 7/1/10	7/2/07	$1,151,905

See notes to financial statements.

(b) This security was valued by the Board of Trustees. See note A.

(i) Restricted securities represent 1.3% if the net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Dividend income	$438,336
Interest income	11,439
Total investment income	449,775

Expenses:
Investment advisory fee	309,064
Transfer agency fees and expenses	177,764
Distribution Plan expenses:
Class A	78,536
Class B	22,284
Class C	35,952
Trustees' fees and expenses	1,745
Administrative fees	97,066
Accounting fees	6,505
Custodian fees	16,600
Registration fees	21,527
Reports to shareholders	43,213
Professional fees	14,663
Miscellaneous	4,777
Total expenses	829,696
Reimbursement from Advisor:
Class A	(15,910)
Class B	(1,129)
Class C	(1,821)
Class I	(11,828)
Fees waived	(18,619)
Fees paid indirectly	(83)
Net expenses	780,306

Net Investment Income (Loss)	(330,531)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss)	6,336,706
Change in unrealized appreciation (depreciation)	737,818

Net Realized and Unrealized Gain (Loss) On Investments	7,074,524

Increase (Decrease) in Net Assets
Resulting From Operations	$6,743,993

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income (loss)	($330,531)	($575,097)
Net realized gain (loss)	6,336,706	(20,911,432)
Change in unrealized appreciation (depreciation)	737,818	8,185,997

Increase (Decrease) in Net Assets
Resulting From Operations	6,743,993	(13,300,532)

Capital share transactions:
Shares sold:
Class A Shares	3,233,320	8,424,865
Class B Shares	115,696	307,632
Class C Shares	205,285	414,255
Class I Shares	644,764	1,765,802
Redemption fees:
Class A Shares	1	768
Class B Shares	2	58
Class C Shares	27	65
Shares redeemed:
Class A Shares	(5,716,726)	(14,788,473)
Class B Shares	(790,870)	(1,377,732)
Class C Shares	(561,182)	(1,228,107)
Class I Shares	(2,143,010)	(1,179,595)
Total capital share transactions	(5,012,693)	(7,660,462)

Total Increase (Decrease) in Net Assets	1,731,300	(20,960,994)

Net Assets
Beginning of period	83,064,955	104,025,949
End of period (including net investment loss of
$330,531 and $0, respectively)	$84,796,255	$83,064,955

Capital Share Activity
Shares sold:
Class A Shares	258,233	818,339
Class B Shares	10,784	33,798
Class C Shares	18,806	44,359
Class I Shares	48,108	154,608
Shares redeemed:
Class A Shares	(460,618)	(1,391,695)
Class B Shares	(73,098)	(152,314)
Class C Shares	(51,380)	(130,740)
Class I Shares	(155,749)	(104,394)
Total capital share activity	(404,914)	(728,039)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $1,133,209, or 1.3% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$83,201,324	--	--	$83,201,324
Other debt obligations	--	$404,575	$1,133,	1,537,784
TOTAL	$83,201,324	$404,575	$1,133,209**	$84,739,108

* For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

**Level 3 securities represent 1.3% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such -registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $54,805 was payable at period end. In addition, $40,423 was payable at period end for operating expenses paid by the Advisor during March 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $13,955 was payable at period end. For the six months ended March 31, 2010, CASC waived $18,619 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the term of the agreement, $24,281 was payable at period end.

The Distributor received $6,194 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $43,855 for the six months ended March 31, 2010. Under the terms of the agreement, $7,316 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($45,000, effective April 1, 2010) plus up to $1,500 ($2,000 effective April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $40,183,544 and $44,391,325, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $72,660,816. Net unrealized appreciation aggregated $12,078,292, of which $14,476,257 related to appreciated securities and $2,397,965 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $228,548 (acquired from Calvert Social Investment Fund Technology Portfolio), $2,052,226, $1,688,552 and $13,505,533 at September 30, 2009 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010, September 2014, September 2015 and September 2017, respectively.

New Vision Small Cap intends to elect to defer net capital losses of $18,552,902 incurrred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$17,656	1.45%	$1,622,653	December 2009

Note E - Subsequent Events

In preparing the financial statements as of March 31, 2010 no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Note F - Other

The Fund's Subadvisor, Bridgeway Capital Management, Inc., voluntarily reimbursed $743,408 to the Fund due to its belief that over a period of time the Fund's cash position was too high.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$12.11	$13.74	$17.45
Income from investment operations
Net investment income (loss)	(.05)	(.07)	(.16)
Net realized and unrealized gain (loss)	1.07	(1.56)	(3.55)
Total from investment operations	1.02	(1.63)	(3.71)
Total increase (decrease) in net asset value	1.02	(1.63)	(3.71)
Net asset value, ending	$13.13	$12.11	$13.74

Total return*	8.42%	(11.86%)	(21.26%)
Ratios to average net assets:A
Net investment income (loss)	(.73%) (a)	(.68%)	(1.08%)
Total expenses	1.92% (a)	1.97%	1.80%
Expenses before offsets	1.82% (a)	1.90%	1.75%
Net expenses	1.82% (a)	1.89%	1.74%
Portfolio turnover	52%	71%	55%
Net assets, ending (in thousands)	$65,270	$62,622	$78,939

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006	2005
Net asset value, beginning	$15.92	$18.25	$18.70
Income from investment operations
Net investment income (loss)	(.17)	(.21)	(.06)
Net realized and unrealized gain (loss)	1.70	(.22)	.22
Total from investment operations	1.53	(.43)	.16
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.53	(2.33)	(.45)
Net asset value, ending	$17.45	$15.92	$18.25

Total return*	9.61%	(3.04%)	.64%
Ratios to average net assets:A
Net investment income (loss)	(1.03%)	(1.10%)	(.28%)
Total expenses	1.76%	1.74%	1.71%
Expenses before offsets	1.73%	1.74%	1.71%
Net expenses	1.71%	1.73%	1.70%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$103,937	$121,941	$172,540

See notes to financial statements.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010	2009	2008
Net asset value, beginning	$10.57	$12.19	$15.64
Income from investment operations
Net investment income (loss)	(.12)	(.22)	(.35)
Net realized and unrealized gain (loss)	.93	(1.40)	(3.10)
Total from investment operations	.81	(1.62)	(3.45)
Total increase (decrease) in net asset value	.81	(1.62)	(3.45)
Net asset value, ending	$11.38	$10.57	$12.19

Total return*	7.66%	(13.29%)	(22.06%)
Ratios to average net assets:A
Net investment income (loss)	(2.11%) (a)	(2.09%)	(2.13%)
Total expenses	3.30% (a)	3.38%	2.86%
Expenses before offsets	3.20% (a)	3.30%	2.81%
Net expenses	3.20% (a)	3.30%	2.80%
Portfolio turnover	52%	71%	55%
Net assets, ending (in thousands)	$4,351	$4,698	$6,862

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (z)	2006	2005
Net asset value, beginning	$14.42	$16.84	$17.45
Income from investment operations
Net investment income (loss)	(.31)	(.36)	(.24)
Net realized and unrealized gain (loss)	1.53	(.16)	.24
Total from investment operations	1.22	(.52)	(.00)
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.22	(2.42)	(.61)
Net asset value, ending	$15.64	$14.42	$16.84

Total return*	8.46%	(3.91%)	(.25%)
Ratios to average net assets:A
Net investment income (loss)	(2.02%)	(2.02%)	(1.18%)
Total expenses	2.75%	2.66%	2.61%
Expenses before offsets	2.72%	2.66%	2.60%
Net expenses	2.70%	2.65%	2.60%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$11,729	$14,425	$20,309

See notes to financial statements.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$10.76	$12.36	$15.83
Income from investment operations
Net investment income (loss)	(.10)	(.17)	(.30)
Net realized and unrealized gain (loss)	.95	(1.43)	(3.17)
Total from investment operations	.85	(1.60)	(3.47)
Total increase (decrease) in net asset value	.85	(1.60)	(3.47)
Net asset value, ending	$11.61	$10.76	$12.36

Total return*	7.90%	(12.94%)	(21.92%)
Ratios to average net assets:A
Net investment income (loss)	(1.73%) (a)	(1.71%)	(1.94%)
Total expenses	2.92% (a)	3.00%	2.66%
Expenses before offsets	2.82% (a)	2.93%	2.61%
Net expenses	2.82% (a)	2.93%	2.60%
Portfolio turnover	52%	71%	55%
Net assets, ending (in thousands)	$7,399	$7,206	$9,347

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006	2005
Net asset value, beginning	$14.57	$16.98	$17.57
Income from investment operations
Net investment income (loss)	(.29)	(.33)	(.21)
Net realized and unrealized gain (loss)	1.55	(.18)	.23
Total from investment operations	1.26	(.51)	.02
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.26	(2.41)	(.59)
Net asset value, ending	$15.83	$14.57	$16.98

Total return*	8.65%	(3.81%)	(.13%)
Ratios to average net assets:A
Net investment income (loss)	(1.88%)	(1.89%)	(1.06%)
Total expenses	2.60%	2.53%	2.50%
Expenses before offsets	2.57%	2.53%	2.49%
Net expenses	2.55%	2.52%	2.48%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$13,794	$17,270	$23,131

See notes to financial statements.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$13.04	$14.68	$18.50
Income from investment operations
Net investment income (loss)	.01	.03	(.04)
Net realized and unrealized gain (loss)	1.16	(1.67)	(3.78)
Total from investment operations	1.17	(1.64)	(3.82)
Total increase (decrease) in net asset value	1.17	(1.64)	(3.82)
Net asset value, ending	$14.21	$13.04	$14.68

Total return*	8.97%	(11.17%)	(20.65%)
Ratios to average net assets:A
Net investment income (loss)	.17% (a)	.30%	(.25%)
Total expenses	1.22% (a)	1.20%	1.10%
Expenses before offsets	.92% (a)	.92%	.93%
Net expenses	.92% (a)	.92%	.92%
Portfolio turnover	52%	71%	55%
Net assets, ending (in thousands)	$7,775	$8,540	$8,878

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.75	$18.96	$19.26
Income from investment operations
Net investment income (loss)	(.05)	(.03)	.06
Net realized and unrealized gain (loss)	1.80	(.28)	.25
Total from investment operations	1.75	(.31)	.31
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.75	(2.21)	(.30)
Net asset value, ending	$18.50	$16.75	$18.96

Total return*	10.45%	(2.24%)	1.42%
Ratios to average net assets:A
Net investment income (loss)	(.28%)	(.31%)	.43%
Total expenses	1.06%	1.10%	1.16%
Expenses before offsets	.94%	.93%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$11,286	$26,460	$4,979

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)   Annualized.

(z)   Per share figures are calculated using the Average Shares Method.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund was at the median of its peer group for the one-year period and below the median of its peer group for the three- and five-year periods ended June 30, 2009, The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance and noted the Advisor's continued monitoring of the Fund's performance. The Board also noted that the Subadvisor had assumed management of the Fund in March 2007 after the prior subadvisor had been replaced. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisor as well as the Advisor's actions to address the Fund's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered comparative fee information. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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Calvert New Vision Small Cap Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

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First Government Money Market Fund
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Calvert Tax-Free Bond Fund

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Short Duration Income Fund
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Small Cap Value Fund
Mid Cap Value Fund
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Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
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Calvert Moderate Allocation Fund
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

Calvert Income Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	Portfolio Management Discussion
12	Shareholder Expense Example
14	Statement of Net Assets
28	Statement of Operations
29	Statements of Changes in Net Assets
31	Notes to Financial Statements
39	Financial Highlights
45	Explanation of Financial Tables
47	Proxy Voting and Availability of Quarterly Portfolio Holdings
47	Basis for Board's Approval of Investment Advisory Contract

Dear Shareholder:

Over the six-month reporting period, the global financial markets continued to recover from the Great Recession, with investors seemingly reassured that global stimulus policies had worked to successfully avert a depression. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Under this mantle of market recovery, however, U.S. investors remained cautious, restrained in part by tight lending policies, high unemployment, and concerns about the pace of economic recovery. As of mid-March, investors had poured $90.6 billion into bond funds in 2010, versus a mere $2.4 billion into U.S. stock funds, according to Investment Company Institute data.1

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition and challenges. The fixed-income markets, in particular, face a period of interest-rate uncertainty, increased market volatility, and mounting concerns over sovereign debt in some of the world's developed economies. In our view, fixed-income managers with active, flexible strategies, like those of Calvert's experienced investment team, will have a clear edge in navigating these challenges.

A Bond Market in Transition

During the six-month reporting period, fixed-income investors became increasingly less risk averse and sought securities and sectors with higher yield and total-return potential. Investors readily absorbed robust issuance of corporate bonds, and asset inflows into high-yield bonds were strong. In contrast, the government's issuance of Treasuries in March met with tepid demand, which was possibly a sign of reduced interest on the part of investors in China and other Asian countries.

Most sectors of the bond market posted positive total returns for the reporting period, led by high-yield bonds, which were up 11.15% as measured by the Bank of America Merrill Lynch High Yield Index. Investment-grade corporates, as measured by the Barclays Capital U.S. Credit Index, returned 3.33%. Treasury yields fluctuated but were little changed from the beginning of the reporting period. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) continued to hold its short-term benchmark interest rate at 0% to 0.25%.

Our Fund Strategies

The shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds. Anticipating an eventual rise in interest rates, our corporate bond strategies were conservatively positioned with shorter-than-benchmark durations. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.)

Our outlook for corporate bonds remains generally positive, but we will rely on credit analysis and strong individual security selection since corporate bonds in general have already seen sharp price increases. Our nimble yield-curve trading strategies will also continue to be vital portfolio management tools.

Positive Economic Signs, but Headwinds Remain

In recent months, we've seen encouraging signs of improvement in the U.S. economy. Manufacturing and production levels are up, along with consumer spending and retail sales. Although problems remain in the beleaguered housing industry, the Case-Shiller home price index has shown an uptick in home prices over the last nine months.

While these are welcome signs, in our view significant headwinds to full economic recovery remain. Unemployment is still high at 9.7% and consumer spending, while improving, is still sluggish. At home and abroad, governments at all levels are facing major budget deficits and other fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro-zone and raising concerns about countries in other regions as well. These high deficits and amounts of outstanding debt are of particular concern to the bond market, as they are likely to contribute to higher interest rates.

On the home front, the Obama administration and Congress are grappling with many critical issues, which include credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Consumer is Key to Economic Recovery

As the government begins to unwind its fiscal and monetary stimulus over the coming months, the U.S. economy must find a self-sustaining balance to continue its forward momentum. In addition, contentiousness over recently passed health care reform, and concerns about its impact on the U.S. deficit going forward, are likely to influence the markets. Of course, the consumer remains a key player in the recovery scenario. As long as unemployment and consumer debt remain relatively high, it will be difficult for economic expansion to truly take hold.

Despite these challenges, we believe that the U.S. economy is firmly on the road to recovery, though bumps and potholes remain. The housing market appears to have bottomed, businesses are positioned for growth with larger inventories and increased spending on equipment, and banks are better capitalized and generally stronger. These factors, combined with the Fed's continued pledge to keep interest rates low for "an extended period," should, in our opinion, help propel economic recovery forward, albeit in an uneven manner.

Stay Current with Your Financial Advisor

As the U.S. economy slowly recovers from the most severe recession in 50 years, progress is likely to be bumpy and uneven. The fixed-income markets, in particular, are likely to be in transition for some time as governments unwind fiscal stimulus policies, the credit markets continue to recover, and interest rates ultimately trend higher.

In this environment, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

We encourage you to pursue a well-diversified investment strategy, including a range of fixed-income strategies in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

1. Data through March 24, 2010. Source: The Wall Street Journal, Quarterly Monitor: A Periodic Look at Performance and Where Investor Money is Flowing, April 5, 2010.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2010, Calvert Income Fund Class A shares (at NAV) returned 3.67% while its benchmark, the Barclays Capital U.S. Credit Index, returned 3.33%. The Fund's short relative duration was the primary driver behind performance as interest rates increased during the reporting period. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for the reporting period will be 4.3%.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	3.67%	20.19%
Class B	3.16%	19.08%
Class C	3.30%	19.36%
Class I	4.01%	20.99%
Class R	3.53%	19.96%
Class Y	3.86%	20.74%
Barclays Capital U.S. Credit Index	3.33%	20.83%
Lipper Corporate Debt Funds BBB-Rated Avg.	5.19%	29.03%

Maturity Schedule
	Weighted Average
	3/31/10	9/30/09
	14 years	12 years
SEC Yields
	30 days ended
	3/31/10	9/30/09
Class A	2.71%	2.97%
Class B	1.93%	2.21%
Class C	2.12%	2.41%
Class I	3.50%	3.77%
Class R	2.61%	2.86%
Class Y	3.26%	3.48%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	15.65%
Five year	2.79%
Ten year	5.33%
Class B Shares
One year	15.08%
Five year	2.72%
Ten year	4.89%
Class C Shares
One year	18.36%
Five year	2.86%
Since inception	5.12%
(7/31/00)

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares
One year	20.99%
Five year	4.25%
Ten year	6.37%
Class R Shares*
One year	19.96%
Five year	3.38%
Ten year	5.63%
Class Y Shares**
One year	20.74%
Five year	3.76%
Ten year	5.82%

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.24%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Consumer price inflation was quite low during the reporting period. From October 2009 through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accommodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.

Portfolio Strategy

We expected record U.S. debt issuance to fuel higher Treasury yields. As a result, the Fund was positioned with a short duration relative to its benchmark index. On September 30, 2009, the Fund's duration was 3.01 years while the benchmark's duration was 6.25 years. This helped the Fund's relative performance as interest rates increased during the reporting period. Yield increases were not proportionate across the spectrum

Portfolio Statistics
March 31, 2010
Economic Sectors	% of Total Investments
Asset Backed Securities	1.7%
Basic Materials	3.3%
Communications	1.6%
Consumer, Cyclical	0.7%
Consumer, Non-cyclical	4.5%
Diversified	1.0%
Energy	4.9%
Financials	36.7%
Government	26.9%
Industrials	7.8%
Insurance	0.1%
Mortgage Securities	3.6%
Technology	0.5%
Time Deposit	2.3%
Utilities	4.4%
Total	100%

of Treasury maturities. The yield on the two-year Treasury note rose by 0.07 percentage points during the six-month period while the yield on the 30-year Treasury bond increased by 0.66 percentage points.

On September 30, 2009, 65.23% of the fund was allocated to corporate bonds while 82.01% of the Index was invested in the sector. The Fund's underweight position in corporates detracted from its relative performance during the reporting period.

However, the Fund's allocation to high-yield securities, which are not included in the benchmark, performed well during the period and helped offset its underweight to the general corporate bond sector. During the reporting period, high-yield corporate bonds, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned 11.10%. During the same period, A-rated bonds in the Barclays Capital U.S. Credit Index returned only 2.81%.

The Fund also benefited from its active trading strategies, which are designed to capitalize on fluctuations in interest rates.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis. Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,036.70	$6.23
Hypothetical	$1,000.00	$1,018.82	$6.17
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,031.60	$10.75
Hypothetical	$1,000.00	$1,014.34	$10.66
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,033.00	$9.81
Hypothetical	$1,000.00	$1,015.28	$9.72
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,040.10	$2.83
Hypothetical	$1,000.00	$1,022.15	$2.81
(5% return per year before expenses)
Class R
Actual	$1,000.00	$1,035.30	$7.36
Hypothetical	$1,000.00	$1,017.70	$7.30
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,039.20	$4.07
Hypothetical	$1,000.00	$1,020.94	$4.03
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.12%, 1.93%, 0.56%, 1.45% and 0.80% for Class A, Class B, Class C, Class I, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
March 31, 2010
	Principal
Asset-Backed Securities - 1.7%	Amount	Value
ACLC Business Loan Receivables Trust, 0.88%, 10/15/21 (e)(r)	$659,737	$634,884
AmeriCredit Automobile Receivables Trust, 4.63%, 6/6/12	5,196,387	5,198,823
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	595,574	598,346
Capital One Auto Finance Trust, 5.03%, 4/15/12	836,834	842,571
Captec Franchise Trust:
Class A2, 8.155%, 6/15/13 (e)	5,797,372	5,066,242
Class B, 8.155%, 12/15/13 (e)	2,895,000	1,042,200
Centex Home Equity, 7.36%, 7/25/32 (r)	120,536	18,332
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	10,000,000	9,995,884
Countrywide Asset-Backed Certificates, 0.696%, 11/25/34 (r)	3,643,618	2,710,155
DB Master Finance LLC, 5.779%, 6/20/31 (e)	20,750,000	20,144,307
Enterprise Mortgage Acceptance Co. LLC, 0.653%,
1/15/27 (e)(r)	14,442,688	180,534
FMAC Loan Receivables Trust:
1.35%, 11/15/18 (e)(r)(u)	10,875,053	142,735
6.74%, 11/15/20 (e)	913,418	610,995
Residential Asset Mortgage Products, Inc., STEP, 4.12% to
7/25/11, 4.62% thereafter to 6/25/33 (r)	137,062	80,307
Triad Auto Receivables Owner Trust, 4.88%, 4/12/13	10,914,194	11,201,011

Total Asset-Backed Securities (Cost $62,486,502)		58,467,326

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 1.7%
American Home Mortgage Assets, 0.436%, 12/25/46 (r)	7,097,936	3,648,496
Banc of America Mortgage Securities, Inc.:
5.00%, 1/25/19	59,508	27,985
4.875%, 4/25/19	123,747	57,705
4.798%, 8/25/19 (r)	288,517	92,582
0.28%, 1/25/34 (r)	91,015,818	817,977
5.433%, 5/25/34 (r)	858,449	292,801
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	219,505	216,845
Countrywide Home Loan Mortgage Pass Through
Trust, 0.586%, 6/25/35 (e)(r)	2,217,313	1,377,351
GMAC Mortgage Corp. Loan Trust, 5.00%, 5/25/18 (e)	158,189	79,252
Impac CMB Trust:
0.886%, 9/25/34 (r)	1,058,269	730,529
0.766%, 4/25/35 (r)	5,638,940	3,824,629
0.866%, 4/25/35 (r)	2,020,620	703,842
0.786%, 5/25/35 (r)	2,740,246	1,957,516
0.566%, 8/25/35 (r)	6,154,621	4,154,566
MASTR Alternative Loans Trust, 6.25%, 7/25/36	15,468,860	10,862,721
Morgan Stanley Mortgage Loan Trust, 5.17%, 11/25/33	364,748	156,383
Residential Accredit Loans, Inc., 6.00%, 12/25/35	5,778,612	4,086,189
Residential Asset Securitization Trust, 6.25%, 11/25/36	16,208,130	10,457,129
Residential Funding Mortgage Securities I,
4.75%, 3/25/19 (b)	214,271	146,503

Collateralized Mortgage-Backed Obligations	Principal
(Privately Originated) - Cont'd	Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.,
3.692%, 9/25/33 (r)	$204,752	$81,123
Structured Asset Securities Corp.:
5.00%, 6/25/35	6,530,030	5,130,688
5.50%, 6/25/35	4,291,000	2,952,287
WaMu Mortgage Pass Through Certificates,
4.821%, 10/25/35 (r)	5,697,000	4,463,086

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $68,163,827)		56,318,185

Commercial Mortgage-Backed Securities - 1.8%
Crown Castle Towers LLC:
5.245%, 11/15/36 (e)	18,600,000	19,497,063
5.362%, 11/15/36 (e)	11,000,000	11,306,639
GMAC Commercial Mortgage Asset Corp.,
6.107%, 8/10/52 (e)	37,050,000	31,814,835
Wachovia Bank Commercial Mortgage Trust,
0.473%, 12/15/35 (e)(r)	85,326,786	273,302

Total Commercial Mortgage-Backed Securities
(Cost $66,364,401)		62,891,839

Corporate Bonds - 61.3%
Affiliated Computer Services, Inc., 5.20%, 6/1/15	7,000,000	7,210,000
Alcoa, Inc.:
7.375%, 8/1/10	8,300,000	8,447,033
6.00%, 1/15/12	8,000,000	8,448,355
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	-
15.36%, 12/1/10 (b)(r)(x)*	17,718,398	-
American Express Credit Corp., 1.647%, 5/27/10 (r)	8,480,000	8,491,394
Anadarko Finance Co., 6.75%, 5/1/11	4,250,000	4,485,900
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13 (e)	5,000,000	5,016,903
APL Ltd., 8.00%, 1/15/24 (b)	21,057,000	17,687,880
ArcelorMittal:
5.375%, 6/1/13	4,609,000	4,889,132
6.125%, 6/1/18	12,603,000	13,229,457
Arrow Electronics, Inc., 6.00%, 4/1/20	2,000,000	2,017,111
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,735,669
Atlantic Marine Corp. Communities LLC,
6.158%, 12/1/51 (b)(e)	23,670,000	21,084,289
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	535,610
BAC Capital Trust XV, 1.052%, 6/1/56 (r)	74,470,000	47,354,042
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	33,357,576	35,233,939
Bank of Nova Scotia, 0.502%, 3/5/12 (r)	18,000,000	18,000,000
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	21,019,155	21,649,730
Bear Stearns Co.'s, Inc., 0.389%, 10/22/10 (r)	6,000,000	6,001,210
Berkshire Hathaway, Inc., 0.68%, 2/11/13 (r)	20,000,000	20,102,501
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	64,856,000	62,991,390

	Principal
Corporate Bonds - Cont'd	Amount	Value
C10 Capital SPV Ltd., 6.722% to 12/31/16,
floating rate thereafter to 12/31/49 (e)(r)	$8,600,000	$6,116,750
C8 Capital SPV Ltd., 6.64% to 12/31/14,
floating rate thereafter to 12/31/49 (e)(r)	26,850,000	18,526,500
Calpine Corp. Escrow, (b)*	375,000	-
Camp Pendleton & Quantico Housing LLC,
5.937%, 10/1/43 (e)	990,000	878,368
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	12,450,000	12,441,071
Capital One Bank, 8.80%, 7/15/19	4,130,000	4,990,261
Capital One Capital V, 10.25%, 8/15/39	13,520,000	15,998,049
Capital One Capital VI, 8.875%, 5/15/40	10,430,000	11,314,542
Cargill, Inc., 1.499%, 1/21/11 (e)(r)	44,455,000	44,410,145
Caterpillar Financial Services Corp., 0.507%, 12/16/11 (r)	14,000,000	14,044,716
Cellco Partnership, 2.851%, 5/20/11 (r)	33,500,000	34,447,235
Chase Capital VI, 0.874%, 8/1/28 (r)	7,250,000	5,462,907
Chesapeake Energy Corp.:
7.625%, 7/15/13	9,750,000	10,164,375
6.50%, 8/15/17	6,655,000	6,471,988
6.875%, 11/15/20	4,000,000	3,880,000
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,904,655
Citigroup Funding, Inc., 0.579%, 4/30/12 (r)	33,170,000	33,400,299
Citigroup, Inc.:
6.50%, 1/18/11	3,575,000	3,719,593
6.01%, 1/15/15	34,000,000	35,699,437
Cliffs Natural Resources, Inc., 5.90%, 3/15/20	2,000,000	2,039,806
Comcast Corp., 5.90%, 3/15/16	1,500,000	1,638,417
Commonwealth Bank of Australia:
0.55%, 11/4/11 (e)(r)	10,600,000	10,591,217
3.50%, 3/19/15 (e)	12,500,000	12,374,065
COX Communications, Inc., 7.75%, 11/1/10	6,000,000	6,229,086
COX Enterprises, Inc., 7.875%, 9/15/10 (e)	9,179,000	9,423,237
Credit Agricole SA, 6.637% to 5/31/17,
floating rate thereafter to 5/29/49 (e)(r)	38,393,000	33,547,803
Credit Suisse USA, Inc., 0.45%, 8/16/11 (r)	3,000,000	3,001,921
Crown Castle Towers LLC:
5.495%, 1/15/17 (e)	2,900,000	2,932,896
6.113%, 1/15/20 (e)	1,750,000	1,775,057
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	2,993,729	3,329,087
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	5,500,000	4,565,000
Dexia Credit Local, 0.652%, 3/5/13 (e)(r)	22,000,000	22,016,852
Dime Community Bancshares, Inc.:
9.25%, 5/1/10	500,000	499,602
9.25%, 5/1/10 (e)	2,000,000	1,998,409
Discover Financial Services:
0.786%, 6/11/10 (r)	41,210,000	41,166,153
6.45%, 6/12/17	1,375,000	1,362,000
Dominion Resources, Inc.:
1.308%, 6/17/10 (r)	32,530,000	32,588,549
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	19,665,000	18,611,743
Dow Chemical Co., 5.90%, 2/15/15	4,000,000	4,333,353

	Principal
Corporate Bonds - Cont'd	Amount	Value
Enterprise Products Operating LLC:
7.00% to 6/1/17, floating rate thereafter to 6/1/67 (r)	$5,028,000	$4,595,112
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	52,375,000	49,821,719
First Niagara Financial Group, Inc., 6.75%, 3/19/20	3,000,000	3,042,068
First Republic Bank, 7.75%, 9/15/12	500	529
Fleet Capital Trust V, 1.261%, 12/18/28 (r)	10,600,000	6,590,031
FMG Finance Proprietary Ltd., 4.252%, 9/1/11 (e)(r)	56,001,000	56,071,001
Ford Motor Credit Co. LLC:
7.875%, 6/15/10	5,000,000	5,043,750
5.507%, 6/15/11 (r)	10,650,000	10,798,666
3.001%, 1/13/12 (r)	24,850,000	24,135,562
8.00%, 12/15/16	2,000,000	2,105,000
Fort Knox Military Housing:
5.815%, 2/15/52 (e)	2,975,000	2,538,032
5.915%, 2/15/52 (e)	10,455,000	8,513,820
Four Fishers LLC VRDN, 0.50%, 4/1/24 (r)	2,545,000	2,545,000
FPL Group Capital, Inc., 0.65%, 11/9/12 (r)	6,000,000	5,990,381
General Electric Capital Corp., 0.391%, 6/20/13 (b)	20,000,000	18,900,000
General Motors Corp.:
7.125%, 7/15/13 (ii)*	5,000,000	1,812,500
7.70%, 4/15/16 (ii)*	10,000,000	3,550,000
8.25%, 7/15/23 (ii)*	5,000,000	1,862,500
8.10%, 6/15/24 (ii)*	7,150,000	2,502,500
7.40%, 9/1/25 (ii)*	2,950,000	1,062,000
Georgia Power Co., 0.577%, 3/15/13 (r)	5,000,000	5,012,806
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	30,230,000	8,162,100
3.046%, 4/20/10 (e)(r)(y)*	42,295,000	12,477,025
4.75%, 10/15/10 (e)(y)*	6,000,000	1,770,000
3.226%, 1/21/11 (e)(r)(y)*	32,920,000	9,711,400
6.375%, 9/25/12 (e)(y)*	600,000	177,000
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(y)*	8,400,000	84,000
GMAC, Inc.:
6.00%, 12/15/11	5,000,000	5,000,000
6.00%, 12/15/11	1,075,000	1,069,625
8.30%, 2/12/15 (e)	4,350,000	4,567,500
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	10,671,716	11,151,836
Goldman Sachs Group, Inc.:
3.625%, 8/1/12	3,000,000	3,114,004
5.45%, 11/1/12	12,500,000	13,512,325
0.888%, 9/29/14 (r)	3,000,000	2,901,581
0.649%, 7/22/15 (r)	1,650,000	1,571,212
5.375%, 3/15/20	1,750,000	1,733,927
Great River Energy, 5.829%, 7/1/17 (e)	46,865,727	51,713,029
Hewlett-Packard Co., 1.302%, 5/27/11 (r)	7,200,000	7,287,612
Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19 (e)	2,000,000	2,093,531
Howard Hughes Medical Institute, 3.45%, 9/1/14	5,000,000	5,149,469
HRPT Properties Trust, 0.857%, 3/16/11 (r)	39,710,000	39,046,157
Ingersoll-Rand Global Holding Co. Ltd., 1.75%, 8/13/10 (r)	39,650,000	39,817,112
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
John Deere Capital Corp., 0.951%, 1/18/11 (r)	3,300,000	3,317,866

	Principal
Corporate Bonds - Cont'd	Amount	Value
JPMorgan Chase & Co.:
0.341%, 2/22/12 (r)	$5,600,000	$5,575,280
0.535%, 12/26/12 (r)	15,000,000	15,107,106
0.902%, 2/26/13 (r)	5,000,000	5,021,466
JPMorgan Chase Capital XXIII, 1.25%, 5/15/77 (r)	12,800,000	9,606,054
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	150,000	151,125
Kaupthing Bank HF:
3.491%, 1/15/10 (e)(r)(y)*	39,000,000	10,432,500
5.75%, 10/4/11 (e)(y)*	3,350,000	896,125
Kern River Funding Corp., 6.676%, 7/31/16 (e)	89,608	96,656
Kerr-McGee Corp.:
6.95%, 7/1/24	1,000,000	1,111,807
7.125%, 10/15/27	2,275,000	2,418,378
Koninklijke Philips Electronics NV, 1.406%, 3/11/11 (r)	38,965,000	39,089,953
Kraft Foods, Inc., 0.75%, 8/11/10 (r)	2,300,000	2,300,067
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	56,869,000	50,044,720
Leucadia National Corp., 8.125%, 9/15/15	12,520,000	13,019,058
Life Technologies Corp., 6.00%, 3/1/20	1,250,000	1,279,336
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17 (e)	8,060,000	8,011,479
5.983%, 12/1/22 (e)	14,695,000	13,971,565
6.192%, 12/1/27 (e)	3,925,000	3,565,235
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	517,837
8.30%, 12/1/37 (e)(m)*	33,720,000	340,572
8.45%, 12/1/49 (e)(m)*	1,000,000	10,100
Macy's Retail Holdings, Inc., 10.625%, 11/1/10	3,000,000	3,161,250
Masco Corp., 7.125%, 3/15/20	6,600,000	6,641,208
MBNA Capital, 1.049%, 2/1/27 (r)	900,000	611,946
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	11,420,000	9,237,866
Metropolitan Life Global Funding I:
1.251%, 4/14/11 (e)(r)	12,280,000	12,293,189
0.651%, 7/13/11 (e)(r)	13,350,000	13,348,185
Mid-Atlantic Family Military Communities LLC,
5.24%, 8/1/50 (e)	8,250,000	6,487,058
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	50,800,000	10,160,000
Morgan Stanley:
0.53%, 2/10/12 (r)	5,770,000	5,799,972
0.701%, 10/18/16 (r)	6,500,000	5,919,740
National Australia Bank Ltd., 0.73%, 1/8/13 (e)(r)	10,000,000	10,100,000
National Fuel Gas Co., 6.50%, 4/15/18	4,800,000	5,049,089
National Semiconductor Corp., 6.15%, 6/15/12	2,150,000	2,288,235
NationsBank Cap Trust III, 0.801%, 1/15/27 (r)	1,677,000	1,175,548
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	20,379,000	21,219,183
6.90%, 10/1/37	10,460,000	10,697,201
6.59%, 7/7/38	4,023,000	4,116,615
New Albertsons, Inc., 8.35%, 5/1/10	5,000,000	4,981,250
New York University, 5.236%, 7/1/32	5,900,000	5,836,634
Noble Group Ltd., 6.75%, 1/29/20 (e)	18,700,000	19,424,625

	Principal
Corporate Bonds - Cont'd	Amount	Value
Nordea Bank Sweden AB, 5.25%, 11/30/12 (e)	$2,500,000	$2,629,630
Ohana Military Communities LLC:
5.88%, 10/1/51 (b)(e)	20,000,000	16,452,200
6.00%, 10/1/51 (b)(e)	17,680,000	15,639,198
6.15%, 10/1/51 (b)(e)	10,000,000	8,499,800
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(u)*	19,550,000	-
Overseas Shipholding Group, Inc.:
8.125%, 3/30/18	3,600,000	3,555,000
7.50%, 2/15/24	5,080,000	4,445,000
Pacific Pilot Funding Ltd., 0.999%, 10/20/16 (e)(r)	5,743,491	4,832,677
Pepco Holdings, Inc.:
0.877%, 6/1/10 (r)	17,600,000	17,601,015
6.45%, 8/15/12	5,000,000	5,375,048
Pioneer Natural Resources Co.:
5.875%, 7/15/16	12,285,000	12,044,730
6.65%, 3/15/17	12,695,000	12,704,524
7.50%, 1/15/20	13,880,000	14,157,600
7.20%, 1/15/28	1,000,000	927,630
Potlatch Corp., 7.50%, 11/1/19 (e)	1,200,000	1,230,000
Preferred Term Securities IX Ltd., 1.001%, 4/3/33 (e)(r)	730,379	460,139
Prime Property Fund, Inc., 5.50%, 1/15/14 (e)	500,000	489,026
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	3,900,000	4,121,514
Public Steers Trust, 6.646%, 11/15/18 (b)	3,846,416	3,688,906
Puget Sound Energy, Inc., 7.02%, 12/1/27	571,000	616,327
Qwest Capital Funding, Inc., 7.25%, 2/15/11	2,000,000	2,070,000
Rabobank Nederland NV:
3.20%, 3/11/15 (e)	13,000,000	12,839,395
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	3,530,000	4,537,003
Royal Bank of Scotland Group plc:
6.40%, 10/21/19	10,700,000	10,695,565
7.64% to 9/29/17, floating rate thereafter to 3/29/49 (r)(u)	5,215,000	3,311,525
Royal Bank of Scotland plc, 4.875%, 3/16/15	5,000,000	4,986,955
Skyway Concession Co. LLC, 0.569%, 6/30/17 (b)(e)(r)	10,140,000	8,638,266
Southern Co., 0.649%, 10/21/11 (r)	2,600,000	2,612,109
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	26,500,000	8,794,555
State Street Bank and Trust Co., 0.457%, 9/15/11 (r)	8,795,000	8,823,341
SunTrust Bank:
0.361%, 5/21/12 (r)	32,780,000	31,610,079
0.542%, 8/24/15 (r)	3,350,000	2,991,948
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	85,599
STEP, 0.00% to 10/15/33, 7.697%
thereafter to 10/15/97 (b)(e)(r)	12,295,000	1,020,854
7.697%, 10/15/97 (b)(e)(r)	11,001,000	4,017,125
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	7,177,083
2/15/28 (b)(e)	16,737,000	3,074,420
2/15/29 (b)(e)	12,600,000	2,079,504
2/15/43 (b)(e)	196,950,000	39,256,074
2/15/45 (b)(e)	590,645,077	81,585,804
Travelers Insurance Company Ltd., 0.501%, 12/8/11 (b)	3,250,000	3,130,270

	Principal
Corporate Bonds - Cont'd	Amount	Value
UnitedHealth Group, Inc., 0.451%, 6/21/10 (r)	$37,650,000	$37,648,005
Wachovia Bank, 0.629%, 11/3/14 (r)	2,000,000	1,891,690
Wachovia Capital Trust III, 5.80% to 3/15/11,
floating rate thereafter to 3/29/49 (r)	22,758,000	19,344,300
Wachovia Corp.:
0.381%, 10/15/11 (r)	3,000,000	2,986,546
7.574%, 8/1/26 (r)	3,675,000	3,999,957
Wells Fargo Bank Bonds, 6.584%, 9/1/27	6,080,000	5,989,286
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	2,250,000	2,288,414
Westpac Banking Corp.:
0.549%, 10/21/11 (e)(r)	10,000,000	10,007,602
2.25%, 11/19/12	6,000,000	6,110,363
Williams Co.'s, Inc., 2.251%, 10/1/10 (e)(r)	13,900,000	14,003,310
Williams Partners LP, 7.50%, 6/15/11	1,560,000	1,652,954
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	19,545,491	17,993,149
Xstrata Canada Corp., 8.375%, 2/15/11	5,000,000	5,289,637
Yara International ASA, 7.875%, 6/11/19 (e)	5,530,000	6,455,157

Total Corporate Bonds (Cost $2,308,522,260)		2,086,011,599

Taxable Municipal Obligations - 10.3%
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon, 10/1/10	16,230,000	15,838,857
Allegheny County Pennsylvania Hospital Development
Authority Revenue VRDN, 0.28%, 7/15/28 (r)	1,335,000	1,335,000
Anaheim California Redevelopment Agency Tax Allocation Bonds:
5.759%, 2/1/18	1,795,000	1,826,395
6.506%, 2/1/31	3,875,000	3,765,570
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	3,760,000	3,758,496
Baltimore Maryland General Revenue Bonds:
5.05%, 7/1/14	1,520,000	1,661,238
5.07%, 7/1/15	1,340,000	1,466,322
Boynton Beach Florida Community Redevelopment Agency
Tax Allocation Bonds, 5.10%, 10/1/15	1,135,000	1,151,026
Brownsville Texas Utility System Revenue Bonds,
5.084%, 9/1/16	2,000,000	2,123,880
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,905,906
California Statewide Communities Development Authority
Revenue Bonds:
5.61%, 8/1/14	2,270,000	2,456,844
Zero Coupon, 6/1/15	3,425,000	2,451,033
Zero Coupon, 6/1/15	1,205,000	862,334
Zero Coupon, 6/1/16	2,620,000	1,731,348
Zero Coupon, 6/1/17	1,835,000	1,118,304
Zero Coupon, 6/1/17	2,710,000	1,651,555
Zero Coupon, 6/1/18	2,810,000	1,554,913
Zero Coupon, 6/1/19	1,975,000	992,951
CIDC-Hudson House LLC New York Revenue VRDN,
1.35%, 12/1/34 (r)	500,000	500,000
Clark County Nevada Revenue Bonds, 6.881%, 7/1/42	3,500,000	3,517,605

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	$4,965,000	$5,063,903
5.658%, 1/1/12	2,500,000	2,588,500
Colorado State HFA Revenue VRDN, 0.28%, 10/15/16 (r)	5,300,000	5,300,000
Colorado State Housing and Finance Authority Revenue VRDN,
0.28%, 10/15/16 (r)	1,000,000	1,000,000
District of Columbia Housing Finance Agency Revenue VRDN,
0.29%, 11/1/38 (r)	3,850,000	3,850,000
Eugene Oregon Electric Utilities Revenue Bonds, Zero Coupon,
8/1/25	1,500,000	487,935
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,767,097
Florida State First Governmental Financing
Commission Revenue Bonds:
5.05%, 7/1/14	285,000	302,647
5.10%, 7/1/15	300,000	315,339
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,255,937
Gainesville & Hall County Georgia Development Authority
Revenue VRDN, 0.28%, 11/15/33 (r)	2,700,000	2,700,000
Grant County Washington Public Utility District No. 2
Revenue Bonds:
4.76%, 1/1/13	400,000	423,320
5.48%, 1/1/21	990,000	957,211
Hamilton County Ohio Revenue Bonds, 6.50%, 12/1/34	2,000,000	2,060,500
Hills City Iowa Health Facilities Revenue VRDN,
0.42%, 8/1/35 (r)	2,690,000	2,690,000
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	235,360
4.82%, 9/1/12	250,000	250,233
4.90%, 9/1/13	260,000	260,062
4.94%, 9/1/14	275,000	272,657
4.95%, 9/1/15	285,000	278,160
Iowa State Higher Education Loan Authority Revenue VRDN,
0.42%, 10/1/24 (r)	5,615,000	5,615,000
Kansas City Missouri IDA & MFH Revenue VRDN,
0.30%, 9/15/32 (r)	3,500,000	3,500,000
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,995,000	2,060,316
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,319,760
La Verne California Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,026,820
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	2,450,000	2,376,990
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	3,109,000
5.44%, 8/1/40	5,000,000	3,072,450
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 0.30%, 7/1/34 (r)	1,500,000	1,500,000
Metropolitan Washington DC Airport Authority
System Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,792,826
5.69%, 10/1/30	2,835,000	2,738,610

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Metropolitan Water District of Southern California
Revenue Bonds:
5.906%, 7/1/25	$5,000,000	$5,195,050
6.538%, 7/1/39	7,500,000	7,662,525
Mississippi State Home Corp. MFH Revenue VRDN,
0.39%, 8/15/40 (r)	750,000	750,000
Missouri State Health & Educational Facilities Authority
Revenue VRDN, 0.32%, 8/1/31 (r)	5,000,000	5,000,000
Montgomery County Maryland Housing Opportunities
Commission Revenue VRDN, 0.24%, 8/1/15 (r)	4,800,000	4,800,000
Moreno Valley California Public Financing Authority
Revenue Bonds, 5.549%, 5/1/27	4,385,000	3,883,926
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.87%, 6/1/27 (b)	1,210,000	1,046,965
Nevada State Housing Division Revenue VRDN,
0.33%, 4/15/39 (r)	7,400,000	7,400,000
New Hampshire State Health & Education Facilities Authority
Revenue VRDN, 0.25%, 10/1/38 (r)	1,000,000	1,000,000
New York City Housing Development Corp. MFH
Revenue VRDN:
0.25%, 6/15/34 (r)	1,800,000	1,800,000
0.26%, 11/1/38 (r)	4,000,000	4,000,000
New York City IDA Revenue Bonds, 6.027%, 1/1/46 (b)	11,930,000	8,997,487
New York State Housing Finance Agency Revenue VRDN:
0.32%, 5/15/33 (r)	5,000,000	5,000,000
0.27%, 5/15/34 (r)	4,100,000	4,100,000
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,635,000	1,634,526
5.653%, 9/1/21	19,635,000	19,476,153
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,067,259
5.14%, 8/15/18	2,760,000	2,503,734
5.20%, 8/15/19	3,070,000	2,753,053
5.25%, 8/15/20	3,395,000	3,002,979
Palm Beach County Florida Revenue VRDN, 0.60%, 1/1/34 (r)	1,000,000	1,000,000
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/19	3,375,000	1,669,174
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	5,583,724
Rhode Island Stae Student Loan Authority Revenue VRDN,
0.23%, 6/1/48 (r)	3,200,000	3,200,000
Rio Rancho New Mexico Event Center Revenue Bonds,
5.00%, 6/1/20	3,260,000	3,183,651
Riverside California Public Financing Authority
Tax Allocation Bonds:
5.19%, 8/1/17	1,690,000	1,602,086
5.24%, 8/1/17	2,570,000	2,426,877
Sacramento City California Financing Authority
Tax Allocation Bonds, 5.54%, 12/1/20	12,940,000	11,697,760
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,584,103

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Diego California Redevelopment Agency Tax Allocation
Bonds, 6.00%, 9/1/21	$2,515,000	$2,336,108
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,152,786
5.10%, 8/1/20	3,960,000	3,468,485
5.46%, 8/1/35	5,300,000	4,129,442
Santa Cruz County California Redevelopment Agency Tax Allocation
Bonds, 5.60%, 9/1/25	815,000	728,863
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,184,204
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	5,660,000	6,046,012
St. Louis Park Minnesota MFH Revenue VRDN,
0.30%, 8/1/34 (r)	2,600,000	2,600,000
Thousand Oaks California Redevelopment Agency
Tax Allocation Bonds:
5.00%, 12/1/12	675,000	691,720
5.00%, 12/1/13	710,000	713,657
5.00%, 12/1/14	745,000	738,481
5.125%, 12/1/15	785,000	759,142
5.125%, 12/1/16	830,000	787,836
5.25%, 12/1/21	5,070,000	4,402,889
5.375%, 12/1/21	4,880,000	4,286,202
Tucson Arizona IDA Revenue VRDN, 0.30%, 1/15/32 (r)	3,510,000	3,510,000
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	9,238,965
5.442%, 7/1/50	3,990,000	3,164,629
Virginia State Housing Development Authority Revenue Bonds,
6.32%, 8/1/19	1,500,000	1,624,890
Wells Fargo Bank Bonds, 6.734%, 9/1/47	37,970,000	37,225,029
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	2,887,046
5.15%, 1/1/24	3,630,000	3,102,924
Wisconsin Health & Educational Facilities Authority Revenue
VRDN, 0.25%, 4/1/35 (r)	11,450,000	11,450,000

Total Taxable Municipal Obligations (Cost $367,232,047)		349,090,552

U.S. Government Agencies And
Instrumentalities - 3.5%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	19,175,000	18,617,996
6.585% to 6/15/12, floating rate thereafter to
6/29/49 (b)(e)(r)	79,480,000	52,854,200
AgriBank FCB, 9.125%, 7/15/19	2,380,000	2,707,631
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	928,189	935,076
Overseas Private Investment Corp., 4.05%, 11/15/14	1,435,200	1,474,209
Postal Square LP, 8.95%, 6/15/22	6,059,833	7,578,825
Sterling Equipment, Inc., 6.125%, 9/28/19	273,484	304,364

U.S. Government Agencies And	Principal
Instrumentalities - Cont'd	Amount	Value
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter to
12/31/49 (b)(e)(r)	$3,000,000	$1,890,000
Vessel Management Services, Inc., 5.125%, 4/16/35	31,900,000	33,272,657

Total U.S. Government Agencies and Instrumentalities
(Cost $135,031,509)		119,634,958

U.S. Government Agency Mortgage-Backed Securities - 0.0%
Ginnie Mae, 11.00%, 10/15/15	431	473
Government National Mortgage Association, 5.50%, 1/16/32	7,902,155	576,317

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $1,008,565)		576,790

U.S. Treasury - 13.9%
United States Treasury Bonds:
4.50%, 5/15/38	2,245,000	2,178,352
3.50%, 2/15/39	9,808,000	7,936,817
4.25%, 5/15/39	9,700,000	8,987,657
4.50%, 8/15/39	83,035,000	80,193,645
4.375%, 11/15/39	122,400,000	115,763,621
United States Treasury Notes:
0.875%, 2/29/12	34,520,000	34,444,488
1.375%, 10/15/12	1,370,000	1,371,927
1.375%, 1/15/13	700,000	697,703
2.125%, 11/30/14	15,520,000	15,316,300
2.625%, 12/31/14	8,775,000	8,838,070
2.25%, 1/31/15	7,115,000	7,038,291
2.375%, 2/28/15	9,570,000	9,504,206
3.25%, 12/31/16	1,000,000	1,001,406
3.00%, 2/28/17	2,790,000	2,745,971
3.125%, 5/15/19	8,839,000	8,419,148
3.625%, 2/15/20	172,715,000	169,746,464

Total U.S. Treasury (Cost $481,233,579)		474,184,066

Certificates Of Deposit - 1.3%
Deutsche Bank, 0.861%, 6/18/10 (r)	44,850,000	44,899,873

Total Certificates of Deposit (Cost $44,850,000)		44,899,873

Time Deposit - 2.3%
State Street Corp. Time Deposit, 0.01%, 4/1/10	77,747,753	77,747,753

Total Time Deposit (Cost $77,747,753)		77,747,753

Equity Securities - 1.0%	Shares	Value
Avado Brands, Inc. (b)*	4,803	$48
CIT Group, Inc.*	6,028	234,851
Conseco, Inc.*	1,204,755	7,493,576
Double Eagle Petroleum Co., Preferred	105,000	2,520,000
First Republic Preferred Capital Corp., Preferred (e)	6,050	5,596,250
Intermet Corp. (b)*	4,772	48
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	4,482,750
Trust II, Preferred (b)(e)	6,450,000	4,482,750
Trust III, Preferred (b)(e)	6,450,000	4,482,750
Trust IV, Preferred (b)(e)	6,450,000	4,482,750

Total Equity Securities (Cost $56,642,836)		33,775,773

TOTAL INVESTMENTS (Cost $3,669,283,279) - 98.8%		3,363,598,714
Other assets and liabilities, net - 1.2%		39,668,058
Net Assets - 100%		$3,403,266,772

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 171,667,421 shares outstanding		$3,249,657,080
Class B: 3,011,962 shares outstanding		65,432,098
Class C: 21,158,806 shares outstanding		382,189,512
Class I: 18,855,546 shares outstanding		332,124,174
Class R: 764,353 shares outstanding		11,747,976
Class Y: 1,306,165 shares outstanding		19,811,652
Undistributed net investment income		177,549
Accumulated net realized gain (loss) on investments		(351,401,706)
Net unrealized appreciation (depreciation) on investments		(306,471,563)
Net Assets		$3,403,266,772
Net Asset Value Per Share
Class A (based on net assets of $2,695,121,427)		$15.70
Class B (based on net assets of $47,060,826)		$15.62
Class C (based on net assets of $332,016,396)		$15.69
Class I (based on net assets of $296,311,651)		$15.71
Class R (based on net assets of $12,068,508)		$15.79
Class Y (based on net assets of $20,687,964)		$15.84

See notes to financial statements.

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	349	6/10	$40,571,250	$207,975
Total Purchased				$207,975
Sold:
2 Year U.S. Treasury Notes	8,543	6/10	$1,853,430,555	($1,513,763)
5 Year U.S. Treasury Notes	1,132	6/10	130,003,125	438,052
30 Year U.S. Treasury Bonds	68	6/10	7,896,500	80,738
Total Sold				($994,973)

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(u) This security is no longer accruing interest.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the Banks) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

See notes to financial statements.

(ii) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
FHLB: Federal Home Loan Bank
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Interest income	$80,611,825
Dividend income	768,536
Total investment income	81,380,361

Expenses:
Investment advisory fee	6,995,050
Administrative fees	4,940,149
Transfer agency fees and expenses	3,730,149
Distribution Plan expenses:
Class A	3,568,770
Class B	268,226
Class C	1,760,136
Class R	30,053
Trustees' fees and expenses	78,094
Custodian fees	172,708
Registration	52,710
Report to shareholders	515,786
Professional fees	59,291
Accounting fees	192,959
Miscellaneous	138,326
Total expenses	22,502,407
Fees paid indirectly	(1,707)
Net expenses	22,500,700

Net Investment Income	58,879,661

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(50,846,394)
Futures	(27,278,398)
(78,124,792)
Change in unrealized appreciation (depreciation) on:
Investments	142,359,442
Futures	4,612,005
146,971,447

Net Realized and Unrealized Gain
(Loss)	68,846,655

Increase (Decrease) in Net Assets
Resulting From Operations	$127,726,316

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$58,879,661	$181,555,778
Net realized gain (loss)	(78,124,792)	(247,734,077)
Change in unrealized appreciation (depreciation)	146,971,447	190,120,994

Increase (Decrease) in Net Assets
Resulting From Operations	127,726,316	123,942,695

Distributions to shareholders from
Net investment income:
Class A Shares	(45,547,968)	(144,501,274)
Class B Shares	(612,160)	(2,392,988)
Class C Shares	(4,368,237)	(14,140,054)
Class I Shares	(5,910,144)	(16,503,049)
Class R Shares	(179,722)	(329,539)
Class Y Shares	(365,458)	(667,355)
Net realized gain:
Class A Shares	--	(11,877,864)
Class B Shares	--	(251,892)
Class C Shares	--	(1,338,593)
Class I Shares	--	(1,013,457)
Class R Shares	--	(20,892)
Class Y Shares	--	(34,185)
Total distributions	(56,983,689)	(193,071,142)
Capital share transactions:
Shares sold:
Class A Shares	196,009,597	580,308,898
Class B Shares	1,173,324	5,175,728
Class C Shares	11,875,324	38,129,680
Class I Shares	35,662,439	85,950,401
Class R Shares	2,214,783	7,679,525
Class Y Shares	1,891,525	8,728,585
Shares issued from merger (See Note A):
Class I Shares	--	58,005,471
Class Y Shares	--	440,457
Reinvestment of distributions:
Class A Shares	37,687,932	129,530,593
Class B Shares	457,172	1,949,685
Class C Shares	2,361,534	8,166,949
Class I Shares	4,736,703	14,326,952
Class R Shares	135,512	223,932
Class Y Shares	358,547	693,657
Redemption fees:
Class A Shares	21,306	119,926
Class B Shares	210	1,487
Class C Shares	765	5,469
Class I Shares	177	294
Class R Shares	--	2
Class Y Shares	--	1,870

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets - Cont'd	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares redeemed:
Class A Shares	($636,079,878)	($2,063,126,731)
Class B Shares	(14,723,478)	(40,815,407)
Class C Shares	(61,969,228)	(148,203,330)
Class I Shares	(58,057,350)	(208,151,378)
Class R Shares	(2,092,640)	(3,073,091)
Class Y Shares	(1,317,018)	(2,030,526)
Total capital share transactions	(479,652,742)	(1,525,960,902)

Total Increase (Decrease) in Net Assets	(408,910,115)	(1,595,089,349)

Net Assets
Beginning of period	3,812,176,887	5,407,266,236
End of period (including undistributed net investment income and distributions in excess of net investment income of
$177,549 and $1,718,423, respectively)	$3,403,266,772	$3,812,176,887

Capital Share Activity
Shares sold:
Class A Shares	12,630,964	41,228,104
Class B Shares	76,027	368,718
Class C Shares	765,837	2,724,381
Class I Shares	2,296,554	6,070,613
Class R Shares	141,877	542,463
Class Y Shares	121,290	623,173
Shares issued from merger (See Note A):
Class I Shares	--	4,268,269
Class Y Shares	--	32,224
Reinvestment of distributions:
Class A Shares	2,429,755	9,318,023
Class B Shares	29,613	141,220
Class C Shares	152,275	588,191
Class I Shares	305,044	1,028,345
Class R Shares	8,684	15,869
Class Y Shares	22,905	49,109
Shares redeemed:
Class A Shares	(41,003,646)	(146,773,634)
Class B Shares	(952,376)	(2,924,690)
Class C Shares	(3,995,701)	(10,574,307)
Class I Shares	(3,739,307)	(14,741,992)
Class R Shares	(133,837)	(215,812)
Class Y Shares	(84,447)	(143,570)
Total capital share activity	(30,928,489)	(108,375,303)

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, the net assets of the Summit Bond Fund, a series of Summit Mutual Funds, Inc. Apex Series, merged into the Calvert Income Fund. The merger was accomplished by a tax-free exchange of 4,268,269 Class I shares and 32,224 Class Y shares of the Calvert Income Fund (valued at $58,005,471 and $440,457, respectively) for 1,518,476 Class I shares and 11,486 Class A shares of the Summit Bond Fund outstanding at December 12, 2008. The Summit Bond Fund's net assets as of December 12, 2008, including $8,114,963 of unrealized depreciation, were combined with those of the Calvert Income Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $377,093,034 or 11.1% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus. The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$15,844,677	-	$17,931,096	$33,775,773
Asset backed securities	-	$58,467,326	-	58,467,326
Collateralized mortgage-backed obligations	-	56,171,682	146,503	56,318,185
Commercial mortgage-backed securities	-	62,891,839	-	62,891,839
Corporate debt	-	1,791,784,815	294,226,784	2,086,011,599
Municipal obligations	-	339,046,101	10,044,451	349,090,552
U.S. government obligations	-	539,651,614	54,744,200	594,395,814
Other debt obligations	-	122,647,626	-	122,647,626
TOTAL	$15,844,677	$2,970,661,003	$377,093,034	$3,363,598,714
Other financial instruments*	($786,998)	-	-	($786,998)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Equity Securities	Taxable Municipal Obligations
Balance as of 9/30/09	$15,738,097	--
Accrued discounts/premiums		--
Realized gain (loss)	(17,041	--
Change in unrealized appreciation (depreciation)	2,210,040	--
Net purchases (sales)		--
Transfers in and/ or out of Level 3	--	$10,044,451
Balance as of 3/31/10	$17,931,096	$10,044,451

	Collateralized Mortgage- Backed Obligations	Commercial Mortgage- Backed Securities
Balance as of 9/30/09	$1,574,840	$30,751,500
Accrued discounts/premiums	19,121	5,256
Realized gain (loss)	85,820	--
Change in unrealized appreciation (depreciation)	(96,913)	1,058,079
Net purchases (sales)	(205,517)	--
Transfers in and/ or out of Level	(1,230,848)	(31,814,835)
Balance as of 3/31/10	$146,503	--

	Corporate Debt	U.S. Government Obligations
Balance as of 9/30/09	$434,592,908	$80,091,750
Accrued discounts/premiums	5,416,777	(112,960)
Realized gain (loss)	(32,005,855)	(4,564,000)
Change in unrealized appreciation (depreciation)	49,048,283	13,333,407
Net purchases (sales)	(76,333,263)	(15,386,000)
Transfers in and/ or out of Level 3	(86,492,066)	(18,617,997)
Balance as of 3/31/10	$294,226,784	$54,744,200

		Total
Balance as of 9/30/09		$562,749,095
Accrued discounts/premiums		5,328,194
Realized gain (loss)		(36,501,076)
Change in unrealized appreciation (depreciation)		65,552,896
Net purchases (sales)		(91,924,780)
Transfers in and/ or out of Level 3		(128,111,295)
Balance as of 3/31/10		$377,093,034

For the six months ended March 31, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $67,386,241. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on pages 26-27.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in
U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I and Class R shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion. Under the terms of the agreement, $1,150,090 was payable at period end. In addition, $594,578 was payable at period end for operating expenses paid by the Advisor during March 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Class I, R and Y. The contractual expense caps are 0.84%, 1.47% and 1.09%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R and Y shares pay an annual rate of .30% on the first $3 billion, 0.25% on the next $2 billion, and 0.225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $815,167 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund's average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund's average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $942,519 was payable at period end.

The Distributor received $54,491 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $321,383 for the period ended March 31, 2010. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under the terms of the agreement, $52,721 was payable at period end.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($45,000 effective April 1, 2010) plus up to $1,500 ($2,000 effective April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $966,871,000 and $1,162,951,263, respectively. U.S. government security purchases and sales were $3,941,631,820 and $3,689,814,765, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $3,684,703,200. Net unrealized depreciation aggregated $321,104,486, of which $90,820,540 related to appreciated securities and $411,925,026 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $239,884, $141,901, $336,178, $12,997,968, and $1,783,942 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2010, September 2013, September 2014, September 2016, and September 2017. The Fund's use of net capital loss carryforwards acquired from Summit Apex Bond Fund may be limited under certain tax provisions.

The Fund intends to elect to defer net capital losses of $253,442,623 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2010, such purchase and sales transactions were $392,349,000 and $350,604,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$550,095	1.45%	$15,210,047	January 2010

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008 (z)
Net asset value, beginning	$15.39	$15.19	$16.72
Income from investment operations
Net investment income	.26	.63	.79
Net realized and unrealized gain (loss)	.30	.24	(1.25)
Total from investment operations	.56	.87	(.46)
Distributions from
Net investment income	(.25)	(.62)	(.79)
Net realized gain	--	(.05)	(.28)
Total distributions	(.25)	(.67)	(1.07)
Total increase (decrease) in net asset value	0.31	.20	(1.53)
Net asset value, ending	$15.70	$15.39	$15.19

Total return*	3.67%	6.24%	(3.01%)
Ratios to average net assets: A
Net investment income	3.30% (a)	4.45%	4.86%
Total expenses	1.23% (a)	1.24%	1.16%
Expenses before offsets	1.23% (a)	1.24%	1.16%
Net expenses	1.23% (a)	1.23%	1.16%
Portfolio turnover	159%	793%	982%
Net assets, ending (in thousands)	$2,695,121	$3,041,314	$4,462,549

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.72	$17.03	$17.37
Income from investment operations
Net investment income	.77	.75	.57
Net realized and unrealized gain (loss)	.01	(.09)	.09
Total from investment operations	.78	.66	.66
Distributions from
Net investment income	(.78)	(.75)	(.57)
Net realized gain	--	(.22)	(.43)
Total distributions	(.78)	(.97)	(1.00)
Total increase (decrease) in net asset value	--	(.31)	(.34)
Net asset value, ending	$16.72	$16.72	$17.03

Total return*	4.74%	4.02%	3.95%
Ratios to average net assets: A
Net investment income	4.60%	4.54%	3.36%
Total expenses	1.19%	1.20%	1.20%
Expenses before offsets	1.19%	1.20%	1.20%
Net expenses	1.18%	1.20%	1.19%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$5,024,998	$3,860,160	$2,976,466

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010	2009	2008 (z)
Net asset value, beginning	$15.32	$15.12	$16.68
Income from investment operations
Net investment income	.19	.50	.67
Net realized and unrealized gain (loss)	.29	.24	(1.28)
Total from investment operations	.48	.74	(.61)
Distributions from
Net investment income	(.18)	(.49)	(.67)
Net realized gain	--	(.05)	(.28)
Total distributions	(.18)	(.54)	(.95)
Total increase (decrease) in net asset value	0.30	.20	(1.56)
Net asset value, ending	$15.62	$15.32	$15.12

Total return*	3.16%	5.33%	(3.89%)
Ratios to average net assets: A
Net investment income	2.37% (a)	3.60%	4.07%
Total expenses	2.12% (a)	2.13%	2.00%
Expenses before offsets	2.12% (a)	2.13%	2.00%
Net expenses	2.12% (a)	2.12%	2.00%
Portfolio turnover	159%	793%	982%
Net assets, ending (in thousands)	$47,061	$59,127	$94,880

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.69	$17.01	$17.35
Income from investment operations
Net investment income	.64	.63	.45
Net realized and unrealized gain (loss)	.01	(.10)	.09
Total from investment operations	.65	.53	.54
Distributions from
Net investment income	(.66)	(.63)	(.45)
Net realized gain	--	(.22)	(.43)
Total distributions	(.66)	(.85)	(.88)
Total increase (decrease) in net asset value	(.01)	(.32)	(.34)
Net asset value, ending	$16.68	$16.69	$17.01

Total return*	3.94%	3.25%	3.22%
Ratios to average net assets: A
Net investment income	3.82%	3.74%	2.60%
Total expenses	1.96%	1.95%	1.94%
Expenses before offsets	1.96%	1.95%	1.94%
Net expenses	1.95%	1.94%	1.93%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$206,805	$285,301	$346,829

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008 (z)
Net asset value, beginning	$15.38	$15.18	$16.71
Income from investment operations
Net investment income	.20	.52	.68
Net realized and unrealized gain (loss)	.30	.25	(1.25)
Total from investment operations	.50	.77	(.57)
Distributions from
Net investment income	(.19)	(.52)	(.68)
Net realized gain	--	(.05)	(.28)
Total distributions	(.19)	(.57)	(.96)
Total increase (decrease) in net asset value	0.31	.20	(1.53)
Net asset value, ending	$15.69	$15.38	$15.18

Total return*	3.30%	5.48%	(3.69%)
Ratios to average net assets: A
Net investment income	2.58% (a)	3.74%	4.16%
Total expenses	1.93% (a)	1.93%	1.85%
Expenses before offsets	1.93% (a)	1.93%	1.85%
Net expenses	1.93% (a)	1.93%	1.85%
Portfolio turnover	159%	793%	982%
Net assets, ending (in thousands)	$332,016	$372,838	$478,073

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.70	$17.02	$17.35
Income from investment operations
Net investment income	.65	.63	.45
Net realized and unrealized gain (loss)	.02	(.10)	.10
Total from investment operations	.67	.53	.55
Distributions from
Net investment income	(.66)	(.63)	(.45)
Net realized gain	--	(.22)	(.43)
Total distributions	(.66)	(.85)	(.88)
Total increase (decrease) in net asset value	.01	(.32)	(.33)
Net asset value, ending	$16.71	$16.70	$17.02

Total return*	4.09%	3.24%	3.29%
Ratios to average net assets: A
Net investment income	3.93%	3.86%	2.66%
Total expenses	1.87%	1.90%	1.91%
Expenses before offsets	1.87%	1.90%	1.91%
Net expenses	1.86%	1.89%	1.90%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$504,417	$390,620	$285,889

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$15.40	$15.20	$16.72
Income from investment operations
Net investment income	.31	.72	.89
Net realized and unrealized gain (loss)	.30	.24	(1.24)
Total from investment operations	.61	.96	(.35)
Distributions from
Net investment income	(.30)	(.71)	(.89)
Net realized gain	--	(.05)	(.28)
Total distributions	(.30)	(.76)	(1.17)
Total increase (decrease) in net asset value	0.31	.20	(1.52)
Net asset value, ending	$15.71	$15.40	$15.20

Total return*	4.01%	6.94%	(2.36%)
Ratios to average net assets: A
Net investment income	3.98% (a)	5.14%	5.47%
Total expenses	.56% (a)	.55%	.53%
Expenses before offsets	.56% (a)	.55%	.53%
Net expenses	.56% (a)	.55%	.53%
Portfolio turnover	159%	793%	982%
Net assets, ending (in thousands)	$296,312	$307,978	$355,103

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.70	$17.02	$17.36
Income from investment operations
Net investment income	.87	.85	.69
Net realized and unrealized gain (loss)	.01	(.10)	.09
Total from investment operations	.88	.75	.78
Distributions from
Net investment income	(.86)	(.85)	(.69)
Net realized gain	--	(.22)	(.43)
Total distributions	(.86)	(1.07)	(1.12)
Total increase (decrease) in net asset value	.02	(.32)	(.34)
Net asset value, ending	$16.72	$16.70	$17.02

Total return*	5.40%	4.65%	4.66%
Ratios to average net assets: A
Net investment income	5.24%	5.18%	3.98%
Total expenses	.55%	.56%	.55%
Expenses before offsets	.55%	.56%	.55%
Net expenses	.54%	.55%	.55%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$312,520	$76,362	$62,013

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class R Shares	2010	2009
Net asset value, beginning	$15.48	$15.25
Income from investment operations
Net investment income	.24	.58
Net realized and unrealized gain (loss)	.30	.27
Total from investment operations	.54	.85
Distributions from
Net investment income	(.23)	(.57)
Net realized gain	--	(.05)
Total distributions	(.23)	(.62)
Total increase (decrease) in net asset value	.31	.23
Net asset value, ending	$15.79	$15.48

Total return*	3.53%	6.05%
Ratios to average net assets: A
Net investment income	3.09% (a)	4.06%
Total expenses	1.45% (a)	1.51%
Expenses before offsets	1.45% (a)	1.48%
Net expenses	1.45% (a)	1.47%
Portfolio turnover	159%	793%
Net assets, ending (in thousands)	$12,069	$11,571

	Periods Ended
	September 30,	September 30,
Class R Shares	2008 (z)	2007 #(z)
Net asset value, beginning	$16.75	$16.78
Income from investment operations
Net investment income	.71	.51
Net realized and unrealized gain (loss)	(1.23)	.09
Total from investment operations	(.52)	.60
Distributions from
Net investment income	(.70)	(.63)
Net realized gain	(.28)	--
Total distributions	(.98)	(.63)
Total increase (decrease) in net asset value	(1.50)	(.03)
Net asset value, ending	$15.25	$16.75

Total return*	(3.33%)	3.66%
Ratios to average net assets: A
Net investment income	4.44%	4.41% (a)
Total expenses	1.78%	10.44% (a)
Expenses before offsets	1.47%	1.48% (a)
Net expenses	1.47%	1.47% (a)
Portfolio turnover	982%	814%
Net assets, ending (in thousands)	$6,179	$1,304

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class Y Shares	2010	2009	2008 ## (z)
Net asset value, beginning	$15.53	$15.29	$16.38
Income from investment operations
Net investment income	.29	.67	.31
Net realized and unrealized gain (loss)	.30	.27	(1.02)
Total from investment operations	.59	.94	(.71)
Distributions from
Net investment income	(.28)	(.65)	(.38)
Net realized gain	--	(.05)	--
Total distributions	(.28)	(.70)	(.38)
Total increase (decrease) in net asset value	0.31	.24	(1.09)
Net asset value, ending	$15.84	$15.53	$15.29

Total return*	3.86%	6.73%	(4.41%)
Ratios to average net assets: A
Net investment income	3.74% (a)	4.71%	4.48% (a)
Total expenses	.80% (a)	.84%	2.34% (a)
Expenses before offsets	.80% (a)	.84%	.90% (a)
Net expenses	.80% (a)	.83%	.90% (a)
Portfolio turnover	159%	793%	529%
Net assets, ending (in thousands)	$20,688	$19,351	$10,481

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#  From October 31, 2006, inception.

##  From February 29, 2008, inception.

(a)  Annualized.

(z)  Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2009, the Fund's performance was below the median of its peer group. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance and management's continued monitoring of the Fund's performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund's Class I, Class R and Class Y shares. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I, Class R and Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Calvert Group
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Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Income Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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

Calvert Short Duration Income Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	Portfolio Management Discussion
12	Shareholder Expense Example
14	Statement of Net Assets
28	Statement of Operations
29	Statements of Changes in Net Assets
31	Notes to Financial Statements
38	Financial Highlights
42	Explanation of Financial Tables
44	Proxy Voting and Availability of Quarterly Portfolio Holdings
44	Basis for Board's Approval of Investment Advisory Contract

Dear Shareholder:

Over the six-month reporting period, the global financial markets continued to recover from the Great Recession, with investors seemingly reassured that global stimulus policies had worked to successfully avert a depression. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Under this mantle of market recovery, however, U.S. investors remained cautious, restrained in part by tight lending policies, high unemployment, and concerns about the pace of economic recovery. As of mid-March, investors had poured $90.6 billion into bond funds in 2010, versus a mere $2.4 billion into U.S. stock funds, according to Investment Company Institute data.1

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition and challenges. The fixed-income markets, in particular, face a period of interest-rate uncertainty, increased market volatility, and mounting concerns over sovereign debt in some of the world's developed economies. In our view, fixed-income managers with active, flexible strategies, like those of Calvert's experienced investment team, will have a clear edge in navigating these challenges.

A Bond Market in Transition

During the six-month reporting period, fixed-income investors became increasingly less risk averse and sought securities and sectors with higher yield and total-return potential. Investors readily absorbed robust issuance of corporate bonds, and asset inflows into high-yield bonds were strong. In contrast, the government's issuance of Treasuries in March met with tepid demand, which was possibly a sign of reduced interest on the part of investors in China and other Asian countries.

Most sectors of the bond market posted positive total returns for the reporting period, led by high-yield bonds, which were up 11.15% as measured by the Bank of America Merrill Lynch High Yield Index. Investment-grade corporates, as measured by the Barclays Capital U.S. Credit Index, returned 3.33%. Treasury yields fluctuated but were little changed from the beginning of the reporting period. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) continued to hold its short-term benchmark interest rate at 0% to 0.25%.

Our Fund Strategies

The shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds. Anticipating an eventual rise in interest rates, our corporate bond strategies were conservatively positioned with shorter-than-benchmark durations. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.)

Our outlook for corporate bonds remains generally positive, but we will rely on credit analysis and strong individual security selection since corporate bonds in general have already seen sharp price increases. Our nimble yield-curve trading strategies will also continue to be vital portfolio management tools.

Positive Economic Signs, but Headwinds Remain

In recent months, we've seen encouraging signs of improvement in the U.S. economy. Manufacturing and production levels are up, along with consumer spending and retail sales. Although problems remain in the beleaguered housing industry, the Case-Shiller home price index has shown an uptick in home prices over the last nine months.

While these are welcome signs, in our view significant headwinds to full economic recovery remain. Unemployment is still high at 9.7% and consumer spending, while improving, is still sluggish. At home and abroad, governments at all levels are facing major budget deficits and other fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro-zone and raising concerns about countries in other regions as well. These high deficits and amounts of outstanding debt are of particular concern to the bond market, as they are likely to contribute to higher interest rates.

On the home front, the Obama administration and Congress are grappling with many critical issues, which include credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Consumer is Key to Economic Recovery

As the government begins to unwind its fiscal and monetary stimulus over the coming months, the U.S. economy must find a self-sustaining balance to continue its forward momentum. In addition, contentiousness over recently passed health care reform, and concerns about its impact on the U.S. deficit going forward, are likely to influence the markets. Of course, the consumer remains a key player in the recovery scenario. As long as unemployment and consumer debt remain relatively high, it will be difficult for economic expansion to truly take hold.

Despite these challenges, we believe that the U.S. economy is firmly on the road to recovery, though bumps and potholes remain. The housing market appears to have bottomed, businesses are positioned for growth with larger inventories and increased spending on equipment, and banks are better capitalized and generally stronger. These factors, combined with the Fed's continued pledge to keep interest rates low for "an extended period," should, in our opinion, help propel economic recovery forward, albeit in an uneven manner.

Stay Current with Your Financial Advisor

As the U.S. economy slowly recovers from the most severe recession in 50 years, progress is likely to be bumpy and uneven. The fixed-income markets, in particular, are likely to be in transition for some time as governments unwind fiscal stimulus policies, the credit markets continue to recover, and interest rates ultimately trend higher.

In this environment, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

We encourage you to pursue a well-diversified investment strategy, including a range of fixed-income strategies in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

1. Data through March 24, 2010. Source: The Wall Street Journal, Quarterly Monitor: A Periodic Look at Performance and Where Investor Money is Flowing, April 5, 2010.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2010, Calvert Short Duration Income Fund Class A shares (at NAV) returned 2.20% while its benchmark, the Barclays Capital 1-5 Year U.S. Credit Index, returned 3.39%. The Fund was underweight investment-grade corporate bonds, which performed well during the reporting period, relative to the benchmark. This contributed to the Fund's relative underperformance.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for the reporting period will be 4.3%.

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	2.20%	11.19%
Class C	1.88%	10.39%
Class I	2.49%	11.77%
Class Y	2.36%	11.41%
Barclays Capital 1-5 Year U.S. Credit Index	3.39%	14.35%
Lipper Short Investment Grade Debt Funds Avg.	2.69%	10.34%

Maturity Schedule
	Weighted Average
	3/31/10	9/30/09
	5 years	5 years

SEC Yields
	30 days ended
	3/31/10	9/30/09
Class A	1.75%	2.06%
Class C	1.06%	1.35%
Class I	2.36%	2.54%
Class Y	2.00%	2.31%

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	8.16%
Five year	4.61%
Since inception	5.70%
(1/31/02)
Class C Shares
One year	9.39%
Five year	4.36%
Since inception	4.50%
(10/1/02)

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares*
One year	11.77%
Five year	5.57%
Since inception	6.18%
(2/26/02)
Class Y Shares**
One year	11.41%
Five year	5.28%
Since inception	6.11%
(1/31/02)

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.19%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different.

Consumer price inflation was quite low during the reporting period. From October 2009 through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accommodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.

Portfolio Strategy

The corporate bond sector outperformed other sectors of the bond market, including agencies, Treasuries, asset-backed securities, and mortgage-backed securities, during the reporting period. As of September 30, 2009, 42.9% of the Fund was allocated to corporate bonds while 75.4% of the benchmark was allocated to the sector. The Fund's underweight position in corporates relative to the Index hurt its performance during the reporting period.

In addition, the Fund was positioned to benefit if the yield curve flattened (the difference between yields on two- and ten-year Treasuries decreased) during the reporting period. Instead, the yield curve steepened. By February, the gap between two- and ten-year Treasury yields reached a record high before narrowing somewhat.

The Fund's short relative duration helped its relative performance as interest rates increased during the reporting period. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative
Economic Sectors	% of total investments
Asset Backed Securities	3.5%
Basic Materials	4.8%
Communications	2.1%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	2.9%
Diversified	0.6%
Energy	5.3%
Financials	41.3%
Government	15.1%
Industrials	4.3%
Insurance	0.1%
Mortgage Securities	3.2%
Technology	1.1%
Time Deposit	10.5%
Utilities	3.8%
Total	100%

to interest rate movement. The Fund's relatively short duration helped offset some of the performance drag created by the steepening yield curve.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis. Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,022.00	$5.44
Hypothetical	$1,000.00	$1,019.55	$5.44
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,018.80	$9.18
Hypothetical	$1,000.00	$1,015.83	$9.17
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,024.90	$2.63
Hypothetical	$1,000.00	$1,022.33	$2.63
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,023.60	$4.35
Hypothetical	$1,000.00	$1,020.63	$4.34
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.82%, 0.52%, and 0.86% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
March 31, 2010
	Principal
Asset-Backed Securities - 3.6%	Amount	Value
ACLC Business Loan Receivables Trust, 0.88%, 10/15/21 (e)(r)	$58,643	$56,434
AmeriCredit Automobile Receivables Trust:
1.978%, 1/12/12 (r)	983,179	987,072
4.47%, 1/12/12	152,324	152,983
0.308%, 5/6/12 (r)	652,016	651,869
0.258%, 5/7/12 (r)	1,157,108	1,153,097
4.63%, 6/6/12	1,725,760	1,726,569
5.02%, 11/6/12	3,679,467	3,760,383
Americredit Prime Automobile Receivable, 5.22%, 6/8/12	841,740	854,581
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	680,993	684,162
Capital Auto Receivables Asset Trust:
0.33%, 2/15/11 (r)	1,611,749	1,611,468
5.00%, 4/15/11	118,233	118,632
4.98%, 5/15/11	533,074	536,552
1.26%, 5/16/11 (b)(e)(r)	8,519,669	8,523,330
0.93%, 12/15/11 (r)	6,081,709	6,090,432
Capital One Auto Finance Trust:
5.03%, 4/15/12	6,527,302	6,572,053
0.27%, 10/15/12 (r)	2,129,215	2,127,823
Captec Franchise Trust, 8.155%, 6/15/13 (e)	1,047,213	915,145
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	20,180,000	20,171,694
Countrywide Asset-Backed Certificates, 0.696%, 11/25/34 (r)	123,868	92,134
Daimler Chrysler Auto Trust:
5.01%, 1/8/11	924,855	925,151
4.98%, 11/8/11	2,577,518	2,605,821
0.908%, 2/8/12 (r)	359,048	359,518
DB Master Finance LLC, 5.779%, 6/20/31 (e)	17,600,000	17,086,256
Enterprise Mortgage Acceptance Co. LLC, 7.115%, 1/15/27 (e)(r)	7,597,488	3,646,794
FMAC Loan Receivables Trust:
1.35%, 11/15/18 (e)(r)(u)	10,616,774	139,345
0.559%, 4/15/19 (e)(r)	12,506,400	390,825
GS Auto Loan Trust:
5.39%, 12/15/11	3,389,527	3,432,157
4.56%, 11/15/13	448,026	448,492
Household Automotive Trust:
5.61%, 8/17/11	303,292	304,506
5.28%, 9/19/11	76,074	76,188
Triad Auto Receivables Owner Trust:
5.28%, 2/13/12	111,668	111,766
4.88%, 4/12/13	10,328,229	10,599,647
Wachovia Auto Owner Trust, 5.38%, 3/20/13	1,628,962	1,669,404

Total Asset-Backed Securities (Cost $97,409,571)		98,582,283

Collateralized Mortgage-Backed Obligations	Principal
(Privately Originated) - 3.1%	Amount	Value
American Home Mortgage Assets:
0.419%, 10/25/46 (r)	$6,942,172	$3,671,977
0.436%, 12/25/46 (r)	11,379,412	5,849,269
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36	2,323,913	412,705
Bella Vista Mortgage Trust, 0.49%, 5/20/45 (r)	22,869	13,126
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	336,940	332,857
Chase Mortgage Finance Corp.:
5.232%, 12/25/35 (r)	749,212	676,828
3.74%, 2/25/37 (r)	623,851	565,622
4.027%, 2/25/37 (r)	4,080,603	3,463,908
4.126%, 2/25/37 (r)	1,292,507	1,202,176
CS First Boston Mortgage Securities Corp.:
3.183%, 12/25/33 (r)	2,394,003	1,122,840
5.25%, 12/25/35	2,974,631	2,974,653
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	4,190,000	4,068,789
Impac CMB Trust:
0.886%, 9/25/34 (r)	75,591	52,181
0.986%, 11/25/34 (r)	54,098	39,682
0.766%, 4/25/35 (r)	686,071	465,330
0.866%, 4/25/35 (r)	234,956	81,842
0.786%, 5/25/35 (r)	2,175,583	1,554,145
0.566%, 8/25/35 (r)	519,377	350,596
0.496%, 10/25/35 (r)	2,256,282	1,027,175
JP Morgan Mortgage Trust:
3.559%, 7/25/35 (r)	486,003	440,027
5.29%, 7/25/35 (r)	10,740,032	10,097,075
MASTR Alternative Loans Trust, 6.25%, 7/25/36	4,125,594	2,897,122
Merrill Lynch Mortgage Investors, Inc.:
2.801%, 2/25/35 (r)	697,898	628,124
5.143%, 12/25/35 (r)	14,789,486	14,524,384
Residential Accredit Loans, Inc.:
0.227%, 5/25/19 (r)	56,712,964	327,188
6.00%, 12/25/35	3,960,304	2,800,422
Residential Asset Securitization Trust, 6.25%, 11/25/36	1,754,387	1,131,892
Structured Asset Mortgage Investments, Inc.:
0.436%, 9/25/36 (r)	4,196,466	2,316,067
0.426%, 7/25/46 (r)	1,146,698	615,296
Structured Asset Securities Corp., 5.00%, 6/25/35	9,169,330	7,204,403
WaMu Mortgage Pass Through Certificates:
4.821%, 10/25/35 (r)	18,000,000	14,101,378
1.871%, 4/25/44 (r)	12,003	8,178
Wells Fargo Mortgage Backed Securities Trust, 0.193%,
10/25/36	51,674,473	161,483

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $87,494,199)		85,178,740

Commercial Mortgage-Backed Securities - 0.1%
Crown Castle Towers LLC:
5.245%, 11/15/36 (e)	2,720,000	2,851,184
5.362%, 11/15/36 (e)	1,210,000	1,243,730

	Principal
Commercial Mortgage-Backed Securities - Cont'd	Amount	Value
Total Commercial Mortgage-Backed Securities
(Cost $3,819,986)		$4,094,914

Corporate Bonds - 67.3%
Achmea Hypotheekbank NV:
0.599%, 11/3/14 (e)(r)	$4,665,000	4,664,849
3.20%, 11/3/14 (e)	7,000,000	7,044,619
Affiliated Computer Services, Inc., 5.20%, 6/1/15	3,000,000	3,090,000
Alcoa, Inc.:
7.375%, 8/1/10	4,500,000	4,579,717
6.00%, 1/15/12	11,000,000	11,616,488
5.375%, 1/15/13	2,167,000	2,273,902
6.00%, 7/15/13	3,000,000	3,190,580
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	385,345	-
15.36%, 12/1/10 (b)(r)(x)*	259,801	-
American Express Centurion Bank, 0.31%, 7/13/10 (r)	1,840,000	1,839,647
American Honda Finance Corp., 1.021%, 6/20/11 (e)(r)	11,900,000	11,863,454
Amphenol Corp., 4.75%, 11/15/14	6,450,000	6,631,103
Anadarko Finance Co., 6.75%, 5/1/11	5,000,000	5,277,530
Analog Devices, Inc., 5.00%, 7/1/14	5,000,000	5,277,624
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	3,000,000	3,074,200
2.50%, 3/26/13 (e)	9,000,000	9,030,425
ANZ National International Ltd., 2.375%, 12/21/12 (e)	2,500,000	2,497,133
APL Ltd., 8.00%, 1/15/24 (b)	3,000,000	2,520,000
ArcelorMittal:
5.375%, 6/1/13	12,885,000	13,668,142
6.50%, 4/15/14	8,125,000	8,787,064
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	3,500
Australia & New Zealand Banking Group Ltd.,
0.549%, 10/21/11 (e)(r)	4,450,000	4,449,395
BAC Capital Trust XV, 1.052%, 6/1/56 (r)	45,690,000	29,053,393
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	22,874,435	24,161,121
Bank of America Corp.:
0.549%, 4/30/12 (r)	18,470,000	18,586,804
4.50%, 4/1/15	4,500,000	4,534,835
Bank of Nova Scotia:
0.45%, 1/6/12 (r)	4,500,000	4,500,000
0.502%, 3/5/12 (r)	19,140,000	19,140,000
BankAmerica Capital III, 0.821%, 1/15/27 (r)	2,500,000	1,723,940
BankBoston Capital Trust III, 1.007%, 6/15/27 (r)	1,450,000	994,964
Barclays Bank plc:
2.50%, 1/23/13	8,000,000	8,012,066
5.00%, 9/22/16	2,000,000	2,058,144
Bear Stearns Co.'s, Inc., 5.30%, 10/30/15	10,000,000	10,630,201
Belvoir Land LLC, 5.35%, 12/15/25 (e)	2,000,000	1,719,920
Bemis Co., Inc., 5.65%, 8/1/14	2,000,000	2,154,714
Berkshire Hathaway Finance Corp.:
0.376%, 1/13/12 (r)	1,250,000	1,249,431
4.60%, 5/15/13	10,000,000	10,702,945
Berkshire Hathaway, Inc., 0.68%, 2/11/13 (r)	53,000,000	53,271,628

	Principal
Corporate Bonds - Cont'd	Amount	Value
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	$8,409,000	$8,167,241
BP Capital Markets plc, 1.258%, 3/17/11 (r)	4,900,000	4,948,814
C5 Capital SPV Ltd., 6.196% to 12/31/11,
floating rate thereafter to 12/31/49 (e)(r)	3,500,000	2,419,375
C8 Capital SPV Ltd., 6.64% to 12/31/14,
floating rate thereafter to 12/31/49 (e)(r)	19,110,000	13,185,900
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	7,000,000	6,994,980
Capital One Bank, 8.80%, 7/15/19	4,000,000	4,833,183
Capital One Capital V, 10.25%, 8/15/39	1,500,000	1,774,931
Capital One Financial Corp., 4.80%, 2/21/12	2,000,000	2,085,167
CareFusion Corp.:
4.125%, 8/1/12	2,000,000	2,082,360
5.125%, 8/1/14	2,000,000	2,120,537
Cargill, Inc., 1.499%, 1/21/11 (e)(r)	10,000,000	9,989,910
Caterpillar Financial Services Corp., 0.507%, 12/16/11 (r)	10,000,000	10,031,940
Cellco Partnership, 2.851%, 5/20/11 (r)	15,000,000	15,424,135
Cenovus Energy, Inc., 4.50%, 9/15/14 (e)	2,000,000	2,084,894
Charter One Bank:
5.50%, 4/26/11	13,000,000	13,450,457
6.375%, 5/15/12	5,000,000	5,223,068
Chase Capital II, 0.749%, 2/1/27 (r)	3,282,000	2,478,564
Chase Capital VI, 0.874%, 8/1/28 (r)	1,500,000	1,130,257
Chesapeake Energy Corp.:
7.625%, 7/15/13	22,350,000	23,299,875
6.50%, 8/15/17	2,000,000	1,945,000
Chevron Phillips Chemical Co. LLC, 7.00%, 3/15/11	11,500,000	12,129,224
Citibank:
0.251%, 7/12/11 (r)	4,875,000	4,873,863
0.279%, 5/7/12 (r)	5,550,000	5,560,339
Citigroup Funding, Inc.:
0.579%, 4/30/12 (r)	15,000,000	15,104,145
0.301%, 7/12/12 (r)	8,500,000	8,508,203
Citigroup, Inc.:
6.50%, 1/18/11	9,000,000	9,364,011
5.25%, 2/27/12	3,000,000	3,142,867
5.50%, 4/11/13	4,000,000	4,199,872
5.50%, 10/15/14	3,000,000	3,109,806
6.01%, 1/15/15	15,000,000	15,749,752
Columbia University, 6.83%, 12/15/20	354,839	399,917
Comcast Corp., 5.90%, 3/15/16	3,500,000	3,822,973
Commonwealth Bank of Australia:
8.50%, 6/1/10	2,500,000	2,531,254
0.55%, 11/4/11 (e)(r)	7,000,000	6,994,200
3.75%, 10/15/14 (e)	5,070,000	5,122,515
3.50%, 3/19/15 (e)	2,000,000	1,979,850
COX Communications, Inc., 7.75%, 11/1/10	15,380,000	15,967,224
Credit Agricole SA, 0.599%, 2/2/12 (e)(r)	29,600,000	29,582,980
Credit Suisse USA, Inc., 0.45%, 8/16/11 (r)	5,850,000	5,853,746
Crown Americas LLC, 7.625%, 11/15/13	3,119,000	3,220,368
Crown Castle Towers LLC:
5.495%, 1/15/17 (e)	12,000,000	12,136,120
4.523%, 1/15/35 (e)	5,000,000	4,984,029

	Principal
Corporate Bonds - Cont'd	Amount	Value
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	$2,195,401	$2,441,330
Deutsche Bank Capital Trust, 2.089%, 12/29/49 (b)(r)	2,600,000	2,002,000
Developers Diversified Realty Corp., 5.00%, 5/3/10	1,305,000	1,295,213
Dexia Credit Local:
0.928%, 9/23/11 (e)(r)	2,400,000	2,417,335
0.501%, 1/12/12 (e)(r)	25,000,000	25,187,500
0.652%, 3/5/13 (e)(r)	2,300,000	2,301,762
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	999,204
Discover Financial Services:
0.786%, 6/11/10 (r)	36,168,000	36,129,517
6.45%, 6/12/17	1,375,000	1,362,000
Dominion Resources, Inc.:
1.308%, 6/17/10 (r)	10,000,000	10,017,998
8.875%, 1/15/19	2,500,000	3,163,622
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	4,000,000	3,785,760
Dow Chemical Co.:
2.499%, 8/8/11 (r)	9,500,000	9,647,953
5.90%, 2/15/15	1,000,000	1,083,338
EI du Pont de Nemours & Co., Zero Coupon, 12/27/39 (r)	1,600,000	1,524,867
Enterprise Products Operating LLC:
4.95%, 6/1/10	3,523,000	3,546,261
7.50%, 2/1/11	8,984,000	9,435,346
4.60%, 8/1/12	3,930,000	4,147,462
9.75%, 1/31/14	21,450,000	26,046,746
7.00% to 6/1/17, floating rate thereafter to 6/1/67 (r)	6,000,000	5,483,427
Equity One, Inc., 6.25%, 12/15/14	5,500,000	5,644,206
Express Scripts, Inc., 5.25%, 6/15/12	5,000,000	5,319,891
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,500,000	1,521,034
Fleet Capital Trust V, 1.261%, 12/18/28 (r)	3,200,000	1,989,443
FMG Finance Proprietary Ltd., 4.252%, 9/1/11 (e)(r)	39,594,000	39,643,492
Ford Motor Credit Co. LLC:
7.875%, 6/15/10	13,100,000	13,214,625
5.507%, 6/15/11 (r)	12,900,000	13,080,074
3.001%, 1/13/12 (r)	19,650,000	19,085,062
8.00%, 12/15/16	1,500,000	1,578,750
Fortune Brands, Inc.:
5.125%, 1/15/11	5,250,000	5,404,171
3.00%, 6/1/12	2,100,000	2,102,527
FPL Group Capital, Inc., 0.65%, 11/9/12 (r)	12,700,000	12,679,639
GameStop Corp., 8.00%, 10/1/12	9,661,000	9,974,983
General Electric Capital Corp.:
0.552%, 6/8/12 (r)	4,830,000	4,864,554
1.151%, 5/22/13 (r)	4,422,000	4,373,925
0.391%, 6/20/13 (b)	27,500,000	25,987,500
General Motors Corp.:
8.25%, 7/15/23 (ii)*	13,316,000	4,960,210
8.375%, 7/15/33 (ii)*	1,500,000	558,750
Georgia Power Co., 0.577%, 3/15/13 (r)	4,000,000	4,010,244
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	10,440,000	2,818,800
3.046%, 4/20/10 (e)(r)(y)*	10,830,000	3,194,850
4.75%, 10/15/10 (e)(y)*	1,000,000	295,000
3.226%, 1/21/11 (e)(r)(y)*	1,000,000	295,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Glitnir Banki HF (Cont'd):
6.33%, 7/28/11 (e)(y)*	$180,000	$53,100
GMAC LLC, 0.266%, 12/19/12 (r)	3,360,000	3,357,986
GMAC, Inc.:
5.75%, 9/27/10	4,000,000	4,000,000
6.00%, 12/15/11	4,008,000	4,008,000
1.75%, 10/30/12	3,970,000	3,992,739
8.30%, 2/12/15 (e)	5,000,000	5,250,000
Goldman Sachs Group, Inc.:
0.50%, 11/9/11 (r)	12,470,000	12,527,549
0.429%, 2/6/12 (r)	4,000,000	3,973,250
0.457%, 3/15/12 (r)	4,620,000	4,638,850
3.625%, 8/1/12	13,980,000	14,511,261
5.45%, 11/1/12	7,775,000	8,404,666
0.888%, 9/29/14 (r)	2,000,000	1,934,387
0.649%, 7/22/15 (r)	5,000,000	4,761,248
Great River Energy, 5.829%, 7/1/17 (e)	18,731,908	20,669,341
Greenpoint Bank, 9.25%, 10/1/10	5,475,000	5,669,784
Greif, Inc., 6.75%, 2/1/17	300,000	304,500
Hanson Ltd., 7.875%, 9/27/10	950,000	970,613
HCP, Inc., 5.95%, 9/15/11	10,391,000	10,841,012
Hewlett-Packard Co., 1.302%, 5/27/11 (r)	10,000,000	10,121,683
Howard Hughes Medical Institute, 3.45%, 9/1/14	13,700,000	14,109,544
HRPT Properties Trust, 0.857%, 3/16/11 (r)	10,548,000	10,371,666
Ingersoll-Rand Global Holding Co. Ltd., 1.75%, 8/13/10 (r)	10,000,000	10,042,147
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,190,000	1,165,641
ITT Corp., 4.90%, 5/1/14	4,000,000	4,245,762
John Deere Capital Corp.:
0.951%, 1/18/11 (r)	10,000,000	10,054,140
1.004%, 6/10/11 (r)	4,700,000	4,736,069
JPMorgan Chase & Co.:
0.381%, 4/1/11 (r)	9,115,000	9,130,295
0.487%, 6/15/12 (r)	4,370,000	4,392,060
0.535%, 12/26/12 (r)	23,170,000	23,335,444
0.902%, 2/26/13 (r)	17,500,000	17,575,131
JPMorgan Chase Capital XXIII, 1.25%, 5/15/77 (r)	2,500,000	1,876,183
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)*	7,000,000	1,872,500
Kerr-McGee Corp., 6.95%, 7/1/24	4,000,000	4,447,227
KeyBank, 5.80%, 7/1/14	7,500,000	7,672,886
Koninklijke Philips Electronics NV, 1.406%, 3/11/11 (r)	9,980,000	10,012,004
Leucadia National Corp.:
7.00%, 8/15/13	5,500,000	5,720,000
8.125%, 9/15/15	1,750,000	1,819,756
Life Technologies Corp., 3.375%, 3/1/13	4,000,000	4,023,304
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12 (e)	2,605,000	2,648,217
5.733%, 12/1/17 (e)	2,000,000	1,987,960
Lone Star Industries, Inc., 9.25%, 6/1/10 (e)	9,750,000	9,859,688
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	3,030
Mack-Cali Realty LP, 7.75%, 2/15/11	5,920,000	6,175,768
Macy's Retail Holdings, Inc.:
10.625%, 11/1/10	3,500,000	3,688,125
6.625%, 4/1/11	2,500,000	2,606,250

	Principal
Corporate Bonds - Cont'd	Amount	Value
Masco Corp., 4.80%, 6/15/15	$4,250,000	$4,093,787
MBNA Capital, 1.049%, 2/1/27 (r)	12,000,000	8,159,277
Merrill Lynch & Co., Inc., 1.017%, 9/15/26 (r)	4,200,000	3,194,074
MetLife, Inc., 0.608%, 6/29/12 (r)	11,180,000	11,247,948
Metropolitan Life Global Funding I:
1.251%, 4/14/11 (e)(r)	12,280,000	12,293,189
0.651%, 7/13/11 (e)(r)	10,000,000	9,998,641
MGM Mirage, 8.50%, 9/15/10	1,500,000	1,505,625
Morgan Stanley:
0.53%, 2/10/12 (r)	3,000,000	3,015,583
4.20%, 11/20/14	3,000,000	3,009,333
4.10%, 1/26/15	15,000,000	14,918,820
0.701%, 10/18/16 (r)	1,000,000	910,729
National Australia Bank Ltd., 0.73%, 1/8/13 (e)(r)	13,500,000	13,635,000
National City Bank, 0.021%, 5/17/47 (r)	3,500,000	3,377,355
National City Corp., 4.00%, 2/1/11	3,800,000	3,863,080
National Semiconductor Corp.:
0.507%, 6/15/10 (r)	4,150,000	4,145,291
6.15%, 6/15/12	5,000,000	5,321,478
Nationwide Building Society, 0.43%, 5/17/12 (e)(r)	5,400,000	5,397,538
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	4,000,000	4,164,912
6.90%, 10/1/37	8,890,000	9,091,599
6.59%, 7/7/38	1,300,000	1,330,251
New Albertsons, Inc.:
8.35%, 5/1/10	10,679,000	10,638,954
7.50%, 2/15/11	1,388,000	1,436,580
Nissan Motor Acceptance Corp.:
5.625%, 3/14/11 (e)	750,000	772,761
4.50%, 1/30/15 (e)	2,000,000	2,005,862
Noble Group Ltd., 6.75%, 1/29/20 (e)	10,000,000	10,387,500
Nordea Bank AB:
2.50%, 11/13/12 (e)	10,000,000	10,028,282
3.70%, 11/13/14 (e)	2,250,000	2,262,127
Nordea Bank Finland plc, 0.551%, 10/14/11 (r)	5,750,000	5,750,225
Nordea Bank Sweden AB, 5.25%, 11/30/12 (e)	2,000,000	2,103,704
Ohana Military Communities LLC, 5.462%, 10/1/26 (e)	17,500,000	17,415,825
OPTI Canada, Inc., 9.00%, 12/15/12 (e)	500,000	518,750
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)*	1,400,000	-
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	3,000,000	2,962,500
PACCAR Financial Corp., 0.698%, 4/5/13 (r)	8,930,000	8,930,000
Pacific Gas & Electric Co., 1.204%, 6/10/10 (r)	9,500,000	9,513,925
Pacific Pilot Funding Ltd., 0.999%, 10/20/16 (e)(r)	448,710	377,553
Panhandle Eastern Pipeline Co. LP, 8.25%, 4/1/10	2,500,000	2,499,929
Pepco Holdings, Inc.:
0.877%, 6/1/10 (r)	23,175,000	23,176,336
6.45%, 8/15/12	13,828,000	14,865,233
Pioneer Natural Resources Co.:
5.875%, 7/15/16	14,000,000	13,726,188
6.65%, 3/15/17	1,000,000	1,000,750
7.50%, 1/15/20	5,000,000	5,100,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
PNC Funding Corp.:
0.389%, 1/31/12 (r)	$9,415,000	$9,344,047
0.451%, 4/1/12 (r)	6,970,000	6,997,636
Preferred Term Securities IX Ltd., 1.001%, 4/3/33 (e)(r)	730,379	460,139
Procter & Gamble - ESOP, Zero Coupon, 11/15/39 (r)	1,000,000	987,216
Qwest Capital Funding, Inc., 7.25%, 2/15/11	2,000,000	2,070,000
Rabobank Nederland NV:
0.449%, 8/5/11 (e)(r)	2,200,000	2,198,445
3.20%, 3/11/15 (e)	13,500,000	13,333,218
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	2,000,000	2,570,540
Reed Elsevier Capital, Inc., 0.587%, 6/15/10 (r)	8,260,000	8,260,727
Rio Tinto Alcan, Inc., 4.50%, 5/15/13	3,400,000	3,571,651
Royal Bank of Scotland Group plc:
4.875%, 3/16/15	6,350,000	6,333,432
6.40%, 10/21/19	11,500,000	11,495,234
Skyway Concession Co. LLC, 0.569%, 6/30/17 (b)(e)(r)	2,500,000	2,129,750
Southern Co., 0.649%, 10/21/11 (r)	3,000,000	3,013,971
Sprint Capital Corp., 7.625%, 1/30/11	8,350,000	8,558,750
State Street Bank and Trust Co., 0.457%, 9/15/11 (r)	10,000,000	10,032,224
Steel Dynamics, Inc., 7.375%, 11/1/12	4,000,000	4,170,000
Sun Life Financial Global Funding LP, 0.509%, 7/6/10 (e)(r)	2,000,000	1,996,221
Suncorp-Metway Ltd., 0.633%, 12/17/10 (e)(r)	12,930,000	12,929,119
Sunoco, Inc., 6.75%, 4/1/11	2,000,000	2,095,507
SunTrust Bank:
6.375%, 4/1/11	10,000,000	10,444,075
0.361%, 5/21/12 (r)	10,000,000	9,643,099
0.542%, 8/24/15 (r)	5,650,000	5,046,122
Susquehanna Bancshares, Inc., 2.069%, 5/1/14 (r)	2,000,000	1,504,950
Svenska Handelsbanken AB, 1.257%, 9/14/12 (e)(r)	11,800,000	11,885,491
Systems 2001 AT LLC, 7.156%, 12/15/11 (e)	804,035	841,905
TCM Sub LLC, 3.55%, 1/15/15 (e)	3,000,000	2,975,366
TD Ameritrade Holding Corp.:
2.95%, 12/1/12	1,000,000	1,012,987
4.15%, 12/1/14	2,180,000	2,192,325
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	6,589
Timken Co., 6.00%, 9/15/14	4,700,000	5,005,246
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	7,530,000	1,500,880
2/15/45 (b)(e)	158,728,969	21,925,233
Transocean, Inc., 1.625%, 12/15/37	6,569,000	6,572,482
Travelers Insurance Company Ltd., 0.501%, 12/8/11 (b)	1,500,000	1,444,740
Tyco International Finance SA, 4.125%, 10/15/14	1,000,000	1,030,148
United Air Lines, Inc., 10.40%, 5/1/18	1,650,000	1,790,250
UnitedHealth Group, Inc., 0.451%, 6/21/10 (r)	23,000,000	22,998,781
Wachovia Bank, 0.629%, 11/3/14 (r)	4,600,000	4,350,886
Wachovia Capital Trust III, 5.80% to 3/15/11,
floating rate thereafter to 3/29/49 (r)	17,039,000	14,483,150
Wachovia Corp.:
0.377%, 3/15/11 (r)	175,000	174,888
0.381%, 10/15/11 (r)	4,000,000	3,982,062
0.402%, 3/1/12 (r)	13,930,000	13,803,985
7.574%, 8/1/26 (r)	1,000,000	1,088,424

	Principal
Corporate Bonds - Cont'd	Amount	Value
Wal-Mart Stores, Inc., 8.07%, 12/21/12	$412,969	$439,408
Wells Fargo & Co., 0.477%, 6/15/12 (r)	1,830,000	1,838,396
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	13,687,000	13,920,675
Westpac Banking Corp.:
0.549%, 10/21/11 (e)(r)	16,280,000	16,292,375
2.25%, 11/19/12	4,000,000	4,073,576
0.447%, 12/14/12 (e)(r)	4,250,000	4,245,159
Williams Co.'s, Inc., 2.251%, 10/1/10 (e)(r)	19,870,000	20,017,681
Williams Partners LP, 7.50%, 6/15/11	1,000,000	1,059,586
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	9,824,636	9,044,344
Woodside Finance Ltd., 4.50%, 11/10/14 (e)	5,000,000	5,110,065
Xerox Corp., 4.25%, 2/15/15	2,000,000	2,026,463
Xstrata Canada Corp., 8.375%, 2/15/11	9,370,000	9,912,780
Yara International ASA:
5.25%, 12/15/14 (e)	5,250,000	5,518,639
7.875%, 6/11/19 (e)	2,200,000	2,568,055

Total Corporate Bonds (Cost $1,811,630,205)		1,862,523,048

Municipal Obligations - 4.3%
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	11,000,000	10,162,460
Bayonne New Jersey Municipal Utilities Authority Revenue Bonds,
3.70%, 4/1/10	365,000	365,000
Boynton Beach Florida Community Redevelopment Agency
Tax Allocation Bonds, 5.10%, 10/1/15	540,000	547,625
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	511,874
Burlingame California PO Revenue Bonds, 5.255%, 6/1/11	1,000,000	1,045,990
Butler Pennsylvania Redevelopment Authority Tax
Allocation Bonds, 5.25%, 12/1/13	680,000	694,090
California State Industry Sales Tax Revenue Bonds,
5.00%, 1/1/12	2,900,000	3,021,249
California Statewide Communities Development
Authority Revenue Bonds, Zero Coupon:
6/1/10	2,820,000	2,798,427
6/1/13	3,190,000	2,661,226
Canyon Texas Regional Water Authority Revenue Bonds,
5.70%, 8/1/12	165,000	173,770
Colorado State Housing and Finance Authority Revenue VRDN,
0.28%, 10/15/16 (r)	1,900,000	1,900,000
Cook County Illinois School District GO Bonds:
No. 089 Maywood, Zero Coupon, 12/1/12	2,135,000	1,868,104
No. 095 Brookfield, 5.45%, 12/1/11	200,000	213,788
No. 170 Chicago Heights, Zero Coupon, 12/1/12	380,000	332,496
Corte Madera California COPs, 5.447%, 2/1/16	1,130,000	1,112,044
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,710,000	1,657,811
Fall Creek Wisconsin School District GO Bonds,
5.91%, 3/1/19	605,000	630,222
Florida State Housing Finance Corp. MFH Revenue VRDN,
0.44%, 10/15/32 (r)	300,000	300,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Frisco Texas Economic Development Corp. Sales Tax Revenue
Bonds, 5.619%, 2/15/17	$1,000,000	$1,017,140
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon:
6/1/11	1,230,000	1,169,238
12/1/11	1,230,000	1,141,403
Illinois State MFH Development Authority Revenue Bonds,
5.662%, 7/1/17	1,780,000	1,820,673
Inglewood California Pension Funding Revenue Bonds,
4.74%, 9/1/10	225,000	225,410
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	535,000	559,305
La Verne California PO Revenue Bonds:
5.45%, 6/1/10	340,000	342,159
5.49%, 6/1/11	350,000	364,077
Los Angeles County California Pension Revenue Bonds,
Zero Coupon, 6/30/10	363,000	361,748
Louisiana State Housing Finance Agency Revenue VRDN,
0.29%, 3/15/37 (r)	2,600,000	2,600,000
Maryland State Health & Higher Educational Facilities Authority
Revenue Bonds, 5.30%, 7/1/10	630,000	634,763
Massachusetts State Development Finance Agency Revenue
VRDN, 0.40%, 11/1/42 (r)	1,000,000	1,000,000
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	1,840,000	1,886,037
Morehead Kentucky League of Cities Funding Trust Lease
Program Revenue VRDN, 0.29%, 6/1/34 (r)	3,731,000	3,731,000
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	1,585,000	1,696,029
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17 (b)	1,040,000	1,034,478
New York City Housing Development Corp.
MFH Revenue VRDN, 0.25%, 6/15/34 (r)	1,950,000	1,950,000
New York State Dormitory Authority Revenue Bonds,
3.85%, 3/15/11	1,850,000	1,905,870
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,436,022
Northwest Washington Open Access Network Revenue
Bonds, 6.39%, 12/1/10	935,000	967,566
Oakland California PO Revenue Bonds,
Zero Coupon, 12/15/10	2,000,000	1,948,960
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,986,698
5.252%, 9/1/16	1,775,000	1,774,485
5.263%, 9/1/16	2,185,000	2,163,565
Oakland City California PO Revenue Bonds,
Zero Coupon, 12/15/12	1,680,000	1,488,043
Orange County California PO Revenue Bonds,
Zero Coupon, 9/1/11	6,100,000	5,897,785
Oregon State School Boards Association GO Bonds,
Zero Coupon, 6/30/12	2,000,000	1,891,100
Palm Springs California Community Redevelopment
Agency Tax Allocation Bonds, 5.59%, 9/1/17	1,140,000	1,131,860

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pittsburg California Redevelopment Agency Tax Allocation Bonds,
5.115%, 8/1/16	$1,465,000	$1,320,859
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	620,000	645,246
Riverside California Public Financing Authority Tax Allocation
Bonds, 5.24%, 8/1/17	1,580,000	1,492,010
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	410,000	427,232
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	1,175,000	1,178,349
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.18%, 9/1/11	825,000	833,687
Sarasota-Manatee Airport Authority Revenue VRDN,
0.46%, 8/1/14 (r)	7,775,000	7,775,000
Shawano-Gresham Wisconsin School District GO Bonds,
5.75%, 3/1/11	105,000	109,592
Shorewood Wisconsin School District GO Bonds,
5.30%, 4/1/16	270,000	287,299
South Bend County Indiana Economic Development Income
Tax Revenue Bonds, 5.20%, 2/1/14	1,295,000	1,404,324
Southern California Airport Authority Tax Allocation Bonds,
5.00%, 12/1/12	535,000	521,261
St. Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	1,350,000	1,449,724
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	390,000	411,508
Tift County Georgia IDA Revenue VRDN, 0.23%, 2/1/28 (r)	5,000,000	5,000,000
Vermont State Educational & Health Buildings Financing Agency
Revenue VRDN, 0.28%, 10/1/30 (r)	5,000,000	5,000,000
Virginia Commonwealth University Revenue VRDN,
0.35%, 7/1/37 (r)	3,200,000	3,200,000
Virginia State Housing Development Authority Revenue Bonds,
4.68%, 8/1/14	10,090,000	10,665,029
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	341,800

Total Municipal Obligations (Cost $116,178,857)		118,184,510

U.S. Government Agencies And
Instrumentalities - 3.1%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	7,945,000	7,714,210
6.585% to 6/15/12, floating rate thereafter
to 6/29/49 (b)(e)(r)	5,000,000	3,325,000
AgriBank FCB, 9.125%, 7/15/19	7,000,000	7,963,620
COP I LLC:
3.613%, 12/5/21	4,636,873	4,552,405
3.65%, 12/5/21	6,557,569	6,460,878
New Valley Generation I, 7.299%, 3/15/19	701,788	804,119
New Valley Generation II, 5.572%, 5/1/20	3,383,954	3,595,846
New Valley Generation V, 4.929%, 1/15/21 (b)	704,320	734,021
Overseas Private Investment Corp., 7.45%, 12/15/10	206,818	212,762
Postal Square LP, 8.95%, 6/15/22	4,302,840	5,381,415
Private Export Funding Corp., 3.05%, 10/15/14	10,000,000	10,020,816
Tennessee Valley Authority, 4.375%, 6/15/15	11,920,000	12,703,832

U.S. Government Agencies And	Principal
Instrumentalities - Cont'd	Amount	Value
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16 (b)	$524,999	$607,781
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (b)(e)(r)	7,910,000	4,983,300
Vessel Management Services, Inc.:
5.85%, 5/1/27	9,191,000	10,078,759
5.125%, 4/16/35	6,000,000	6,258,180

Total U.S. Government Agencies and Instrumentalities
(Cost $82,674,805)		85,396,944

U.S. Government Agency Mortgage-Backed Securities - 0.0%
Government National Mortgage Association:
5.50%, 1/16/32	2,699,530	196,881
5.50%, 5/20/32	2,523,652	137,328

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $636,520)		334,209

U.S. Treasury - 7.0%
United States Treasury Bonds:
4.50%, 8/15/39	11,950,000	11,541,086
4.375%, 11/15/39	27,750,000	26,245,429
United States Treasury Notes:
0.875%, 2/29/12	11,360,000	11,335,150
1.375%, 11/15/12	940,000	939,706
1.125%, 12/15/12	1,405,000	1,392,926
1.375%, 1/15/13	660,000	657,834
1.375%, 2/15/13	8,305,000	8,266,070
2.125%, 11/30/14	10,835,000	10,692,791
2.375%, 2/28/15	8,810,000	8,749,431
2.50%, 3/31/15	100,000	99,711
3.00%, 2/28/17	1,710,000	1,683,014
3.125%, 5/15/19	17,203,000	16,385,857
3.625%, 2/15/20	98,000,000	96,315,627

Total U.S. Treasury (Cost $196,593,247)		194,304,632

Certificates Of Deposit - 0.5%
Deutsche Bank, 0.861%, 6/18/10 (r)	15,000,000	15,016,680

Total Certificates of Deposit (Cost $15,000,000)		15,016,680

Sovereign Government Bonds - 0.7%
Province of Ontario Canada, 0.701%, 5/22/12 (r)	20,625,000	20,668,054

Total Sovereign Government Bonds (Cost $20,625,000)		20,668,054

Time Deposit - 10.5%
State Street Corp. Time Deposit, 0.01%, 4/1/10	290,358,479	290,358,479

Total Time Deposit (Cost $290,358,479)		290,358,479

Equity Securities - 0.1%	Shares	Value
Conseco, Inc.*	98,632	$613,491
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	434,375
Trust II, Preferred (b)(e)	625,000	434,375
Trust III, Preferred (b)(e)	1,625,000	1,129,375
Trust IV, Preferred (b)(e)	1,625,000	1,129,375

Total Equity Securities (Cost $5,210,476)		3,740,991

TOTAL INVESTMENTS (Cost $2,727,631,345) - 100.3%		2,778,383,484
Other assets and liabilities, net - (0.3%)		(8,854,734)
Net Assets - 100%		$2,769,528,750

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 136,716,896 shares outstanding		$ 2,203,983,427
Class C: 18,180,611 shares outstanding		290,697,927
Class I: 3,100,052 shares outstanding		49,441,304
Class Y: 10,825,828 shares outstanding		173,645,466
Undistributed net investment income		2,194,242
Accumulated net realized gain (loss) on investments		(654,170)
Net unrealized appreciation (depreciation) on investments		50,220,554
Net Assets		$2,769,528,750
Net Asset Value Per Share
Class A (based on net assets of $2,242,587,004)		$16.40
Class C (based on net assets of $297,014,567)		$16.34
Class I (based on net assets of $51,037,475)		$16.46
Class Y (based on net assets of $178,889,704)		$16.52

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	653	6/10	$75,911,250	($63,703)
30 Year U.S. Treasury Bonds	430	6/10	49,933,750	72,152
Total Purchased				$8,449

Sold:
2 Year U.S. Treasury Notes	6,848	6/10	$1,485,695,007	($1,072,508)
5 Year U.S. Treasury Notes	1,387	6/10	159,288,281	532,474
Total Sold				($540,034)

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(u) This security is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(z) Orkney Re II plc is in default and no longer accruing interest.

(ii) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accuring interest.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Interest income	$45,448,160
Dividend income	44,671
Total investment income	45,492,831

Expenses:
Investment advisory fee	3,912,663
Administrative fees	3,480,187
Transfer agency fees and expenses	2,400,094
Distribution Plan expenses:
Class A	2,408,291
Class C	1,285,236
Trustees' fees and expenses	49,799
Custodian fees	116,791
Registration fees	36,383
Reports to shareholders	329,432
Professional fees	37,389
Accounting fees	134,934
Miscellaneous	52,357
Total expenses	14,243,556
Reimbursement from Advisor:
Class A	(675,784)
Fees paid indirectly	(1,335)
Net expenses	13,566,437

Net Investment Income	31,926,394

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	23,634,401
Futures	(13,558,707)
10,075,694
Change in unrealized appreciation (depreciation) on:
Investments	8,444,222
Futures	2,044,849
10,489,071

Net Realized and Unrealized Gain
(Loss)	20,564,765

Increase (Decrease) in Net Assets
Resulting From Operations	$52,491,159

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$31,926,394	$51,923,574
Net realized gain (loss)	10,075,694	19,890,751
Change in unrealized appreciation (depreciation)	10,489,071	81,789,396

Increase (Decrease) in Net Assets
Resulting From Operations	52,491,159	153,603,721

Distributions to shareholders from:
Net investment income:
Class A shares	(24,648,932)	(42,758,016)
Class C shares	(2,321,422)	(3,050,307)
Class I shares	(625,404)	(316,543)
Class Y shares	(2,283,977)	(2,104,518)
Net realized gain:
Class A shares	(25,667,341)	(10,036,888)
Class C shares	(3,427,548)	(784,173)
Class I shares	(608,217)	(14,844)
Class Y shares	(2,269,326)	(273,909)
Total distributions	(61,852,167)	(59,339,198)
Capital share transactions:
Shares sold:
Class A shares	810,177,847	1,076,211,475
Class C shares	102,096,853	143,059,458
Class I shares	27,466,964	25,934,428
Class Y shares	73,934,798	154,780,987
Reinvestment of distributions:
Class A shares	41,486,039	45,012,373
Class C shares	3,134,611	1,967,296
Class I shares	1,226,828	331,387
Class Y shares	4,468,916	2,317,413
Redemption fees:
Class A shares	67,238	144,103
Class C shares	3,051	3,609
Class I shares	21	208
Class Y shares	5,288	14,989
Shares redeemed:
Class A shares	(360,235,436)	(724,544,292)
Class C shares	(26,589,715)	(27,659,632)
Class I shares	(5,478,735)	(749,438)
Class Y shares	(48,007,625)	(45,590,851)
Total capital share transactions	623,756,943	651,233,513

Total Increase (Decrease) in Net Assets	614,395,935	745,498,036

Net Assets
Beginning of period	2,155,132,815	1,409,634,779
End of period (including undistributed net investment
income of $2,194,242 and $147,583, respectively)	$2,769,528,750	$2,155,132,815

See notes to financial statements.

Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A shares	49,383,234	68,627,385
Class C shares	6,249,925	9,118,990
Class I shares	1,661,501	1,628,099
Class Y shares	4,472,314	9,735,209
Reinvestment of distributions:
Class A shares	2,539,888	2,911,395
Class C shares	192,740	127,377
Class I shares	74,850	20,725
Class Y shares	271,573	146,776
Shares redeemed:
Class A shares	(21,945,788)	(46,610,379)
Class C shares	(1,628,062)	(1,778,860)
Class I shares	(333,151)	(47,470)
Class Y shares	(2,904,501)	(2,872,264)
Total capital share activity	38,034,523	41,006,983

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $82,674,402 or 3.0% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$613,491	-	$3,127,500	$3,740,991
Asset backed securities	-	$90,058,953	8,523,330	98,582,283
Collateralized mortgage-backed obligations	-	85,178,740	-	85,178,740
Commercial mortgage-backed securities	-	4,094,914	-	4,094,914
Corporate debt	-	1,802,184,056	60,338,992	1,862,523,048
Municipal obligations	-	117,150,032	1,034,478	118,184,510
U.S. government obligations	-	270,385,683	9,650,102	280,035,785
Other debt obligations	-	326,043,213	-	326,043,213
TOTAL	$613,491	$2,695,095,591	$82,674,402**	$2,778,383,484
Other financial instruments*	($531,585)	-	-	($531,585)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

** Level 3 securities represent 3.0% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 27.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, and .30% over $1.5 billion. Under the terms of the agreement, $727,320 was payable at period end. In addition, $490,242 was payable at period end for operating expenses paid by the Advisor during March 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.08% for Class A, .75% for Class I, and .95% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $646,915 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $708,955 was payable at period end.

The Distributor received $136,572 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $244,564 for the six months ended March 31, 2010. Under the terms of the agreement, $43,005 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $32,000 ($45,000 effective April 1, 2010) plus up to $1,500 ($2,000 effective April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,365,042,613 and $639,778,705, respectively. U.S. government security purchases and sales were $1,357,972,461 and $1,242,991,762, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $2,731,045,319. Net unrealized appreciation aggregated $47,338,165, of which $86,309,999 related to appreciated securities and $38,971,834 related to depreciated securities.

The Fund intends to elect to defer net capital losses of $12,937,037 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2010, such purchase and sales transactions were $31,081,000 and $6,150,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$49,012	1.45%	$2,278,563	November 2009

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$16.48	$15.70	$16.17
Income from investment operations
Net investment income	.22	.52	.71
Net realized and unrealized gain (loss)	.14	.88	(.36)
Total from investment operations	.36	1.40	.35
Distributions from
Net investment income	(.21)	(.49)	(.70)
Net realized gain	(.23)	(.13)	(.12)
Total distributions	(.44)	(.62)	(.82)
Total increase (decrease) in net asset value	(.08)	.78	(.47)
Net asset value, ending	$16.40	$16.48	$15.70

Total return*	2.20%	9.27%	2.13%
Ratios to average net assets: A
Net investment income	2.73% (a)	3.34%	4.47%
Total expenses	1.15% (a)	1.19%	1.17%
Expenses before offsets	1.08% (a)	1.09%	1.08%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	96%	359%	495%
Net assets, ending (in thousands)	$2,242,587	$1,758,619	$1,284,673

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$16.11	$16.13	$16.35
Income from investment operations
Net investment income	.73	.65	.43
Net realized and unrealized gain	.13	.11	.09
Total from investment operations	.86	.76	.52
Distributions from
Net investment income	(.71)	(.64)	(.43)
Net realized gain	(.09)	(.14)	(.31)
Total distributions	(.80)	(.78)	(.74)
Total increase (decrease) in net asset value	.06	(.02)	(.22)
Net asset value, ending	$16.17	$16.11	$16.13
Total return*	5.47%	4.86%	3.25%
Ratios to average net assets: A
Net investment income	4.54%	4.12%	2.69%
Total expenses	1.22%	1.19%	1.19%
Expenses before offsets	1.09%	1.09%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	533%	524%	633%
Net assets, ending (in thousands)	$604,790	$390,947	$211,734

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$16.41	$15.64	$16.11
Income from investment operations
Net investment income	.16	.39	.58
Net realized and unrealized gain (loss)	.14	.88	(.36)
Total from investment operations	.30	1.27	.22
Distributions from
Net investment income	(.14)	(.37)	(.57)
Net realized gain	(.23)	(.13)	(.12)
Total distributions	(.37)	(.50)	(.69)
Total increase (decrease) in net asset value	(.07)	.77	(.47)
Net asset value, ending	$16.34	$16.41	$15.64
Total return*	1.88%	8.37%	1.35%
Ratios to average net assets: A
Net investment income	1.98% (a)	2.51%	3.70%
Total expenses	1.82% (a)	1.86%	1.88%
Expenses before offsets	1.82% (a)	1.86%	1.88%
Net expenses	1.82% (a)	1.85%	1.87%
Portfolio turnover	96%	359%	495%
Net assets, ending (in thousands)	$297,015	$219,342	$92,235

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$16.06	$16.08	$16.31
Income from investment operations
Net investment income	.59	.52	.29
Net realized and unrealized gain	.13	.11	.08
Total from investment operations	.72	.63	.37
Distributions from
Net investment income	(.58)	(.51)	(.29)
Net realized gain	(.09)	(.14)	(.31)
Total distributions	(.67)	(.65)	(.60)
Total increase (decrease) in net asset value	.05	(.02)	(.23)
Net asset value, ending	$16.11	$16.06	$16.08
Total return*	4.59%	4.05%	2.32%
Ratios to average net assets: A
Net investment income	3.72%	3.28%	1.81%
Total expenses	1.90%	1.92%	1.95%
Expenses before offsets	1.90%	1.92%	1.95%
Net expenses	1.89%	1.91%	1.94%
Portfolio turnover	533%	524%	633%
Net assets, ending (in thousands)	$49,984	$39,612	$28,663

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$16.53	$15.74	$16.19
Income from investment operations
Net investment income	.26	.57	.67
Net realized and unrealized gain (loss)	.14	.89	(.27)
Total from investment operations	.40	1.46	.40
Distributions from
Net investment income	(.24)	(.54)	(.73)
Net realized gain	(.23)	(.13)	(.12)
Total distributions	(.47)	(.67)	(.85)
Total increase (decrease) in net asset value	(.07)	.79	(.45)
Net asset value, ending	$16.46	$16.53	$15.74
Total return*	2.49%	9.68%	2.49%
Ratios to average net assets: A
Net investment income	3.27% (a)	3.39%	4.58%
Total expenses	.52% (a)	.62%	2.64%
Expenses before offsets	.52% (a)	.62%	.75%
Net expenses	.52% (a)	.61%	.75%
Portfolio turnover	96%	359%	495%
Net assets, ending (in thousands)	$51,037	$28,045	$1,503

		Periods Ended
	September 30,	September 30,	November 7,
Class I Shares	2007 (z)	2006 (y)(z)	2005 (x)
Net asset value, beginning	$16.13	$16.04	$16.12
Income from investment operations
Net investment income	.79	.33	.06
Net realized and unrealized gain (loss)	.12	.12	(.04)
Total from investment operations	.91	.45	.02
Distributions from
Net investment income	(.76)	(.36)	(.05)
Net realized gain	(.09)	--	--
Total distributions	(.85)	(.36)	(.05)
Total increase (decrease) in net asset value	.06	.09	(.03)
Net asset value, ending	$16.19	$16.13	$16.09
Total return*	5.78%	2.84%	.13%
Ratios to average net assets: A
Net investment income	4.91%	4.73% (a)	3.65% (a)
Total expenses	6.11%	.63% (a)	.81% (a)
Expenses before offsets	.76%	.62% (a)	.81% (a)
Net expenses	.75%	.61% (a)	.79% (a)
Portfolio turnover	533%	209%	293%
Net assets, ending (in thousands)	$282	$82	$0

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class Y Shares	2010	2009 (z)	2008 (z)^
Net asset value, beginning	$16.59	$15.80	$16.19
Income from investment operations
Net investment income	.24	.50	.31
Net realized and unrealized gain (loss)	.14	.92	(.40)
Total from investment operations	.38	1.42	(.09)
Distributions from
Net investment income	(.22)	(.50)	(.30)
Net realized gain	(.23)	(.13)	--
Total distributions	(.45)	(.63)	(.30)
Total increase (decrease) in net asset value	(.07)	.79	(.39)
Net asset value, ending	$16.52	$16.59	$15.80
Total return*	2.36%	9.35%	(.58%)
Ratios to average net assets: A
Net investment income	2.96% (a)	3.14%	4.00% (a)
Total expenses	.86% (a)	.88%	1.13% (a)
Expenses before offsets	.86% (a)	.88%	.93% (a)
Net expenses	.86% (a)	.87%	.93% (a)
Portfolio turnover	96%	359%	215%
Net assets, ending (in thousands)	$178,890	$149,126	$31,224

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)   Annualized.

(x)   The last remaining shareholder in Class I redeemed on November 7, 2005.

(y)  Class I resumed upon shareholder investment on April 21, 2006.

(z)  Per share figures are calculated using the Average Share Method.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^  From February 29, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2009, the Fund's performance was above the median of its peer group. The data also indicated that the Fund outperformed its Lipper index for the same one-, three- and five-year periods. The Board noted the Fund's strong performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund's Class A, Class I and Class Y shares. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. The Board also took into account the addition of a breakpoint in the advisory fee schedule. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A, Class I and Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also took into account the addition of breakpoints in both the advisory and administrative fee schedules.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Calvert Short Duration Income Fund

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Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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

Calvert Long-Term Income Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Statement of Net Assets
21	Statements of Operations
22	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
32	Explanation of Financial Tables
34	Proxy Voting
34	Availability of Quarterly Portfolio Holdings
34	Basis for Board's Approval of Investment Advisory Contract

Dear Shareholder:

Over the six-month reporting period, the global financial markets continued to recover from the Great Recession, with investors seemingly reassured that global stimulus policies had worked to successfully avert a depression. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Under this mantle of market recovery, however, U.S. investors remained cautious, restrained in part by tight lending policies, high unemployment, and concerns about the pace of economic recovery. As of mid-March, investors had poured $90.6 billion into bond funds in 2010, versus a mere $2.4 billion into U.S. stock funds, according to Investment Company Institute data.1

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition and challenges. The fixed-income markets, in particular, face a period of interest-rate uncertainty, increased market volatility, and mounting concerns over sovereign debt in some of the world's developed economies. In our view, fixed-income managers with active, flexible strategies, like those of Calvert's experienced investment team, will have a clear edge in navigating these challenges.

A Bond Market in Transition

During the six-month reporting period, fixed-income investors became increasingly less risk averse and sought securities and sectors with higher yield and total-return potential. Investors readily absorbed robust issuance of corporate bonds, and asset inflows into high-yield bonds were strong. In contrast, the government's issuance of Treasuries in March met with tepid demand, which was possibly a sign of reduced interest on the part of investors in China and other Asian countries.

Most sectors of the bond market posted positive total returns for the reporting period, led by high-yield bonds, which were up 11.15% as measured by the Bank of America Merrill Lynch High Yield Index. Investment-grade corporates, as measured by the Barclays Capital U.S. Credit Index, returned 3.33%. Treasury yields fluctuated but were little changed from the beginning of the reporting period. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) continued to hold its short-term benchmark interest rate at 0% to 0.25%.

Our Fund Strategies

The shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds. Anticipating an eventual rise in interest rates, our corporate bond strategies were conservatively positioned with shorter-than-benchmark durations. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.)

Our outlook for corporate bonds remains generally positive, but we will rely on credit analysis and strong individual security selection since corporate bonds in general have already seen sharp price increases. Our nimble yield-curve trading strategies will also continue to be vital portfolio management tools.

Positive Economic Signs, but Headwinds Remain

In recent months, we've seen encouraging signs of improvement in the U.S. economy. Manufacturing and production levels are up, along with consumer spending and retail sales. Although problems remain in the beleaguered housing industry, the Case-Shiller home price index has shown an uptick in home prices over the last nine months.

While these are welcome signs, in our view significant headwinds to full economic recovery remain. Unemployment is still high at 9.7% and consumer spending, while improving, is still sluggish. At home and abroad, governments at all levels are facing major budget deficits and other fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro-zone and raising concerns about countries in other regions as well. These high deficits and amounts of outstanding debt are of particular concern to the bond market, as they are likely to contribute to higher interest rates.

On the home front, the Obama administration and Congress are grappling with many critical issues, which include credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Consumer is Key to Economic Recovery

As the government begins to unwind its fiscal and monetary stimulus over the coming months, the U.S. economy must find a self-sustaining balance to continue its forward momentum. In addition, contentiousness over recently passed health care reform, and concerns about its impact on the U.S. deficit going forward, are likely to influence the markets. Of course, the consumer remains a key player in the recovery scenario. As long as unemployment and consumer debt remain relatively high, it will be difficult for economic expansion to truly take hold.

Despite these challenges, we believe that the U.S. economy is firmly on the road to recovery, though bumps and potholes remain. The housing market appears to have bottomed, businesses are positioned for growth with larger inventories and increased spending on equipment, and banks are better capitalized and generally stronger. These factors, combined with the Fed's continued pledge to keep interest rates low for "an extended period," should, in our opinion, help propel economic recovery forward, albeit in an uneven manner.

Stay Current with Your Financial Advisor

As the U.S. economy slowly recovers from the most severe recession in 50 years, progress is likely to be bumpy and uneven. The fixed-income markets, in particular, are likely to be in transition for some time as governments unwind fiscal stimulus policies, the credit markets continue to recover, and interest rates ultimately trend higher.

In this environment, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

We encourage you to pursue a well-diversified investment strategy, including a range of fixed-income strategies in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

1. Data through March 24, 2010. Source: The Wall Street Journal, Quarterly Monitor: A Periodic Look at Performance and Where Investor Money is Flowing, April 5, 2010.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2010, Calvert Long-Term Income Fund Class A shares (at NAV) returned 4.01% while its benchmark, the Barclays Capital Long U.S. Credit Index, returned 1.28%. The Fund's short relative duration was the primary driver behind its strong relative performance, as interest rates rose during the reporting period. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for the reporting period will be 4.3%.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	4.01%	19.42%
Barclays Capital Long U.S. Credit Index	1.28%	28.05%
Lipper Corp Debt Funds BBB-Rated Average	5.19%	29.03%

Maturity Schedule
	Weighted Average
	3/31/10	9/30/09
	13 years	12 years

SEC Yield
	30 days ended
	3/31/10	9/30/09
	3.15%	2.58%

Economic Sectors	% of total investments
Asset Backed Securities	1.8%
Basic Materials	4.7%
Communications	1.0%
Consumer, Cyclical	1.5%
Consumer, Non-cyclical	4.3%
Diversified	1.6%
Energy	3.3%
Financials	33.0%
Government	26.0%
Industrials	7.6%
Mortgage Securities	2.7%
Time Deposit	10.6%
Utilities	1.9%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A
One year	14.94%
Five year	7.77%
Since inception	7.78%
(12/31/04)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.46%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Consumer price inflation was quite low during the reporting period. From October 2009 through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accommodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.

Portfolio Strategy

We expected record U.S. debt issuance to fuel higher Treasury yields. As a result, the Fund was positioned with a short duration relative to its benchmark index. On September 30, 2009, the Fund's duration was 5.35 years while the benchmark's duration was 11.97 years. This helped the Fund's relative performance as interest rates increased during the reporting period. Rate increases were not proportionate across the spectrum of Treasury maturities. The yield on the two-year Treasury note rose by 0.07 percentage points during the six-month period while the yield on the 30-year Treasury bond increased by 0.66 percentage points.

The Fund had less exposure to corporate securities than the Index during the reporting period, which detracted from its relative performance. However, the Fund's allocation to high-yield securities, which are not included in the Index and performed well during the period, made a positive contribution to relative performance. During the six months ended March 31, 2010, high-yield corporate securities, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned 11.10%. During the same period, A-rated securities in the Barclays Capital U.S. Credit Index returned 2.81%. The Fund also benefited from our active trading strategies, which are designed to capitalize on fluctuations in interest rates.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis. Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Actual	$1,000.00	$1,040.10	$6.36
Hypothetical	$1,000.00	$1,018.70	$6.29
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
March 31, 2010
	Principal
Asset Backed Securities - 1.8%	Amount	Value
AmeriCredit Automobile Receivables Trust, 4.47%, 1/12/12	$138,476	$139,075
Americredit Prime Automobile Receivable, 5.22%, 6/8/12	669,096	679,303
Capital Auto Receivables Asset Trust:
5.00%, 4/15/11	18,293	18,354
0.93%, 12/15/11 (r)	100,746	100,891
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	700,000	699,712
Triad Auto Receivables Owner Trust, 5.28%, 2/13/12	175,502	175,656

Total Asset-Backed Securities (Cost $1,809,248)		1,812,991

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 2.7%
American Home Mortgage Assets:
1.098%, 9/25/46 (r)	119,638	61,760
0.436%, 12/25/46 (r)	984,247	505,925
0.371%, 3/25/47 (r)	230,091	131,153
Countrywide Home Loan Mortgage Pass Through Trust,
0.586%, 6/25/35 (e)(r)	145,058	90,107
CS First Boston Mortgage Securities Corp., 5.25%, 12/25/35	177,413	177,415
Impac CMB Trust, 0.786%, 5/25/35 (r)	150,313	107,377
JP Morgan Mortgage Trust, 5.29%, 7/25/35 (r)	196,920	185,131
MASTR Alternative Loans Trust, 6.25%, 7/25/36	79,338	55,714
Residential Funding Mortgage Securities I, Inc., 5.663%,
2/25/36 (r)	807,741	596,001
Structured Asset Securities Corp.:
5.00%, 6/25/35	36,677	28,818
5.50%, 6/25/35	1,000,000	688,018

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $2,142,083)		2,627,419

Corporate Bonds - 56.5%
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	4,817	-
American Express Centurion Bank, 0.31%, 7/13/10 (r)	100,000	99,981
APL Ltd., 8.00%, 1/15/24 (b)	980,000	823,200
ArcelorMittal, 5.375%, 6/1/13	600,000	636,468
Army Hawaii Family Housing, 5.524%, 6/15/50 (e)	100,000	82,019
Asian Development Bank, 6.22%, 8/15/27	30,000	33,227
Atlantic Marine Corp. Communities LLC, 6.158%,
12/1/51 (b)(e)	60,000	53,446
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	300
BAC Capital Trust XV, 1.052%, 6/1/56 (r)	1,100,000	699,469
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	721,165	761,731
Barclays Bank plc, 5.00%, 9/22/16	500,000	514,536
BellSouth Telecommunications, Inc., 7.00%, 12/1/95	500,000	505,971
Bemis Co., Inc., 6.80%, 8/1/19	500,000	555,897
Berkshire Hathaway, Inc., 0.68%, 2/11/13 (r)	1,000,000	1,005,125

	Principal
Corporate Bonds - Cont'd	Amount	Value
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	$1,685,000	$1,636,556
BP Capital Markets plc, 1.258%, 3/17/11 (r)	350,000	353,487
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter
to 12/31/49 (e)(r)	1,000,000	711,250
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	50,000	44,362
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	1,000,000	999,283
Capital One Capital V, 10.25%, 8/15/39	500,000	591,644
Capital One Capital VI, 8.875%, 5/15/40	600,000	650,884
Cargill, Inc., 1.499%, 1/21/11 (e)(r)	70,000	69,929
Cellco Partnership, 2.851%, 5/20/11 (r)	500,000	514,138
Chase Capital II, 0.749%, 2/1/27 (r)	500,000	377,600
Chase Capital VI, 0.874%, 8/1/28 (r)	500,000	376,752
Chesapeake Energy Corp.:
7.625%, 7/15/13	500,000	521,250
6.50%, 8/15/17	500,000	486,250
Citigroup Funding, Inc., 0.301%, 7/12/12 (r)	500,000	500,482
Citigroup, Inc.:
6.50%, 1/18/11	500,000	520,223
6.01%, 1/15/15	500,000	524,992
Cliffs Natural Resources, Inc., 5.90%, 3/15/20	1,000,000	1,019,903
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	600,000	524,280
Credit Suisse USA, Inc., 0.45%, 8/16/11 (r)	500,000	500,320
Crown Castle Towers LLC, 6.113%, 1/15/20 (e)	1,000,000	1,014,318
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	997,910	1,109,696
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	1,000,000	830,000
Dexia Credit Local, 0.928%, 9/23/11 (e)(r)	300,000	302,167
Discover Financial Services, 0.786%, 6/11/10 (r)	600,000	599,362
Dominion Resources, Inc.:
1.308%, 6/17/10 (r)	80,000	80,144
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	500,000	473,220
Enterprise Products Operating LLC, 4.95%, 6/1/10	50,000	50,330
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	340,000	323,425
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,014,023
Fleet Capital Trust V, 1.261%, 12/18/28 (r)	1,000,000	621,701
FMG Finance Proprietary Ltd., 4.252%, 9/1/11 (e)(r)	1,000,000	1,001,250
Ford Motor Credit Co. LLC:
5.507%, 6/15/11 (r)	500,000	506,980
3.001%, 1/13/12 (r)	400,000	388,500
8.00%, 12/15/16	500,000	526,250
Fort Knox Military Housing, 5.915%, 2/15/52 (e)	130,000	105,863
General Electric Capital Corp., 0.391%, 6/20/13 (b)	1,000,000	945,000
General Motors Corp.:
8.25%, 7/15/23 (ii)*	200,000	74,500
7.40%, 9/1/25 (ii)*	200,000	72,000
8.375%, 7/15/33 (ii)*	500,000	186,250
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	75,000	22,125
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	150,000	1,500

	Principal
Corporate Bonds - Cont'd	Amount	Value
GMAC, Inc., 8.30%, 2/12/15 (e)	$400,000	$420,000
Goldman Sachs Group, Inc.:
0.649%, 7/22/15 (r)	1,000,000	952,250
5.375%, 3/15/20	500,000	495,408
Greif, Inc., 6.75%, 2/1/17	500,000	507,500
HJ Heinz Finance Co., 7.125%, 8/1/39 (e)	625,000	710,511
Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19 (e)	500,000	523,383
Ingersoll-Rand Global Holding Co. Ltd., 1.75%, 8/13/10 (r)	200,000	200,843
Irwin Land LLC:
5.03%, 12/15/25 (e)	758,000	689,704
5.30%, 12/15/35 (e)	100,000	83,815
5.40%, 12/15/47 (e)	125,000	99,601
JPMorgan Chase & Co., 0.535%, 12/26/12 (r)	500,000	503,570
JPMorgan Chase Capital XXIII, 1.25%, 5/15/77 (r)	500,000	375,236
Kerr-McGee Corp., 7.125%, 10/15/27	500,000	531,512
Koninklijke Philips Electronics NV, 1.406%, 3/11/11 (r)	300,000	300,962
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	1,600,000	1,408,000
Leucadia National Corp., 7.00%, 8/15/13	500,000	520,000
Life Technologies Corp., 6.00%, 3/1/20	750,000	767,602
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	90,834
Masco Corp., 7.125%, 3/15/20	750,000	754,683
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	28,460
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	1,445,000	1,168,889
MetLife, Inc., 0.608%, 6/29/12 (r)	300,000	301,823
Metropolitan Life Global Funding I, 1.251%, 4/14/11 (e)(r)	190,000	190,204
Morgan Stanley, 0.701%, 10/18/16 (r)	1,000,000	910,729
National Fuel Gas Co., 6.50%, 4/15/18	100,000	105,189
NationsBank Cap Trust III, 0.801%, 1/15/27 (r)	65,000	45,564
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	390,000	398,844
6.59%, 7/7/38	30,000	30,698
New York University, 5.236%, 7/1/32	800,000	791,408
Noble Group Ltd., 6.75%, 1/29/20 (e)	1,000,000	1,038,750
Nordea Bank AB, 3.70%, 11/13/14 (e)	750,000	754,042
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	70,000	70,820
6.00%, 10/1/51 (b)(e)	1,000,000	884,570
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	150,000	131,250
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	40,000	31,170
Pepco Holdings, Inc.:
0.877%, 6/1/10 (r)	700,000	700,040
6.45%, 8/15/12	400,000	430,004
Pioneer Natural Resources Co.:
5.875%, 7/15/16	100,000	98,044
7.50%, 1/15/20	400,000	408,000
7.20%, 1/15/28	600,000	556,578
Potlatch Corp., 7.50%, 11/1/19 (e)	500,000	512,500
PPL Montana LLC, 8.903%, 7/2/20	20,681	23,708

	Principal
Corporate Bonds - Cont'd	Amount	Value
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	$500,000	$528,399
Puget Sound Energy, Inc., 7.02%, 12/1/27	25,000	26,984
Rabobank Nederland NV, 11.00% to 6/30/19, floating rate
thereafter to 6/29/49 (e)(r)	300,000	385,581
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	23,113
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	10,189
Royal Bank of Scotland Group plc, 6.40%, 10/21/19	500,000	499,793
Skyway Concession Co. LLC, 0.569%, 6/30/17 (b)(e)(r)	100,000	85,190
SouthTrust Bank, 6.565%, 12/15/27	120,000	123,036
Sunoco, Inc., 6.75%, 4/1/11	143,000	149,829
SunTrust Bank, 0.542%, 8/24/15 (r)	500,000	446,559
Svenska Handelsbanken AB, 1.257%, 9/14/12 (e)(r)	500,000	503,622
Thomas & Betts Corp., 5.625%, 11/15/21	600,000	607,092
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (b)(e)	135,000	24,798
2/15/31 (b)(e)	196,000	26,727
2/15/43 (b)(e)	4,950,000	986,634
2/15/45 (b)(e)	7,785,858	1,075,461
UnitedHealth Group, Inc., 0.451%, 6/21/10 (r)	500,000	499,973
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	400,000	340,000
Wachovia Corp.:
0.381%, 10/15/11 (r)	500,000	497,758
7.574%, 8/1/26 (r)	400,000	435,369
Wells Fargo Bank Bonds:
6.584%, 9/1/27	100,000	98,508
6.734%, 9/1/47	100,000	98,038
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	691,876	636,926
Xstrata Canada Corp., 8.375%, 2/15/11	500,000	528,964
Yara International ASA, 7.875%, 6/11/19 (e)	750,000	875,473

Total Corporate Bonds (Cost $51,658,505)		56,004,273

Taxable Municipal Obligations - 2.2%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	31,755
Anaheim California Redevelopment Agency Tax Allocation Bonds,
6.506%, 2/1/31	125,000	121,470
California Statewide Communities Development Authority
Revenue Bonds, 5.61%, 8/1/14	30,000	32,469
Clark County Nevada Revenue Bonds, 6.881%, 7/1/42	500,000	502,515
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/24	25,000	8,025
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	91,656
Ewing Township New Jersey School District GO Bonds, 4.80%,
5/1/16	10,000	10,604
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	14,227
5.34%, 6/1/25	15,000	13,524

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Florida State First Governmental Financing Commission Revenue Bonds,
5.30%, 7/1/19	$25,000	$25,077
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	25,000	25,119
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.48%, 1/1/21	10,000	9,669
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	15,654
Illinois State MFH Development Authority Revenue Bonds, 6.537%,
1/1/33	70,000	67,717
Jackson & Williamson Counties Illinois Community High
School District GO Bonds, Zero Coupon, 12/1/21	180,000	80,316
Kern County California PO Revenue Bonds, Zero Coupon,
8/15/20	125,000	62,005
La Mesa California COPs, 6.32%, 8/1/26	30,000	30,339
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	50,000	48,510
Leland Stanford Jr. University California Revenue Bonds,
6.875%, 2/1/24	100,000	117,559
Linden New Jersey GO Bonds, 5.63%, 4/1/21	60,000	54,369
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.69%, 10/1/30	15,000	14,490
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	50,000	44,287
Nashville & Davidson County Tennessee Water & Sewage Revenue
Bonds, 4.74%, 1/1/15	80,000	85,604
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27 (b)	50,000	43,263
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	21,892
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	54,908
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.411%, 9/1/21	30,000	25,974
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/14	95,000	77,044
Oregon State Local Governments GO Bonds, Zero Coupon,
6/1/18	100,000	59,644
Oregon State School Boards Association GO Bonds, Zero
Coupon, 6/30/16	25,000	18,879
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	25,000	11,253
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	63,305
8/1/28	175,000	40,868
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	40,000	41,135
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.10%, 8/1/20	15,000	13,138
Santa Cruz County California Redevelopment Agency Tax
Allocation Bonds, 5.50%, 9/1/20	40,000	37,435
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.36%, 8/1/16	40,000	42,660
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	40,843

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds, 5.25%, 12/1/21	$50,000	$43,421
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	11,810
5.442%, 7/1/50	10,000	7,931
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	13,575
West Covina California Public Financing Authority Lease Revenue
Bonds, 6.05%, 6/1/26	40,000	33,512

Total Taxable Municipal Obligations (Cost $2,309,777)		2,209,450

U.S. Government Agencies
and Instrumentalities - 3.9%
AgFirst Farm Credit Bank, 8.393% to 12/15/11, floating rate
thereafter to 12/15/16 (r)	300,000	291,285
AgriBank FCB, 9.125%, 7/15/19	500,000	568,830
Federal Home Loan Bank, 5.00%, 11/17/17	400,000	432,744
New Valley Generation V, 4.929%, 1/15/21 (b)	35,216	36,701
Postal Square LP, 8.95%, 6/15/22	717,140	896,902
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter to
12/31/49 (b)(e)(r)	400,000	252,000
Vessel Management Services, Inc.:
5.85%, 5/1/27	500,000	548,295
5.125%, 4/16/35	750,000	782,273

Total U.S. Government Agencies and Instrumentalities
(Cost $3,523,834)		3,809,030

U.S. Treasury - 19.3%
United States Treasury Bonds:
4.50%, 5/15/38	840,000	815,063
3.50%, 2/15/39	156,000	126,238
4.50%, 8/15/39	410,000	395,970
4.375%, 11/15/39	6,375,000	6,029,355
4.625%, 2/15/40	90,000	88,706
United States Treasury Notes:
2.25%, 1/31/15	980,000	969,435
2.375%, 2/28/15	700,000	695,188
3.125%, 5/15/19	3,710,500	3,534,251
3.625%, 2/15/20	6,570,000	6,457,078

Total U.S. Treasury (Cost $19,353,081)		19,111,284

Sovereign Government Bonds - 0.3%
Province of Ontario Canada, 0.701%, 5/22/12 (r)	300,000	300,626

Total Sovereign Government Bonds (Cost $300,000)		300,626

	Principal
Time Deposit - 10.4%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 4/1/10	$10,346,902	$10,346,902

Total Time Deposit (Cost $10,346,902)		10,346,902

Equity Securities - 1.7%	Shares
CoBank ACB, Preferred	10,000	531,250
Conseco, Inc.*	1,712	10,649
First Republic Preferred Capital Corp., Preferred (e)	500	462,500
Woodbourne Capital, Trust I, Preferred (b)(e)	1,000,000	695,000

Total Equity Securities (Cost $1,346,005)		1,699,399

TOTAL INVESTMENTS (Cost $92,789,435) - 98.8%		97,921,374
Other assets and liabilities, net - 1.2%		1,228,420
Net Assets - 100%		$99,149,794

Net Assets Consist of:
Paid-in capital applicable to 5,857,615 shares of
beneficial interest, unlimited number of no par value shares authorized		$93,430,962
Undistributed net investment income		83,437
Accumulated net realized gain (loss) on investments		500,822
Net unrealized appreciation (depreciation) on investments		5,134,573

Net Assets		$99,149,794

Net Asset Value per Share		$16.93

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	53	6/10	$6,161,250	($9,465)
30 Year U.S. Treasury Bonds	65	6/10	7,548,125	15,741
Total Purchased				$6,276
Sold:
2 Year U.S. Treasury Notes	242	6/10	$52,502,656	($26,412)
5 Year U.S. Treasury Notes	53	6/10	6,086,719	22,770
Total Sold				($3,642)

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF (the "Bank") on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(ii) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Interest income	$2,107,615
Dividend income	46,376
Total investment income	2,153,991

Expenses:
Investment advisory fee	175,264
Administrative fees	131,448
Transfer agency fees and expenses	153,802
Distribution Plan expenses	109,540
Trustees' fees and expenses	1,988
Custodian fees	22,013
Accounting fees	7,286
Registration fees	8,082
Reports to shareholders	21,867
Professional fees	9,640
Miscellaneous	2,243
Total expenses	643,173
Reimbursement from Advisor	(95,396)
Fees paid indirectly	(76)
Net expenses	547,701

Net Investment Income	1,606,290

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,268,799
Futures	(100,238)
1,168,561

Changes in unrealized appreciation or (depreciation) on:
Investments	954,534
Futures	(167,601)
786,933

Net Realized and Unrealized Gain
(Loss)	1,955,494

Increase (Decrease) in Net Assets
Resulting From Operations	$3,561,784

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$1,606,290	$1,669,272
Net realized gain (loss)	1,168,561	3,791,129
Change in unrealized appreciation or (depreciation)	786,933	5,350,466

Increase (Decrease) in Net Assets
Resulting From Operations	3,561,784	10,810,867

Distributions to shareholders from:
Net investment income	(1,530,585)	(1,582,454)
Net realized gain	(4,288,221)	(989,458)
Total distributions	(5,818,806)	(2,571,912)
Capital share transactions:
Shares sold	47,047,769	58,449,937
Reinvestment of distributions	5,123,671	2,194,433
Redemption fees	1,517	5,343
Shares redeemed	(28,402,879)	(20,783,667)
Total capital share transactions	23,770,078	39,866,046

Total Increase (Decrease) in Net Assets	21,513,056	48,105,001

Net Assets
Beginning of period	77,636,738	29,531,737
End of period (including undistributed net
investment income of $83,437 and $ 7,732, respectively)	$99,149,794	$77,636,738

Capital Share Activity
Shares sold	2,774,505	3,713,517
Reinvestment of distributions	305,842	141,812
Shares redeemed	(1,677,641)	(1,313,612)
Total capital share activity	1,402,706	2,541,717

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $5,933,790, or 6.0% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$1,004,399	-	$695,000	$1,699,399
Asset backed securities	-	$1,812,991	-	1,812,991
Collateralized mortgage-backed obligations	-	2,627,419	-	2,627,419
Corporate debt	-	51,097,447	4,906,826	56,004,273
Municipal obligations	-	2,166,187	43,263	2,209,450
U.S. government obligations	-	22,631,613	288,701	22,920,314
Other debt obligations	-	10,647,528	-	10,647,528
TOTAL	$1,004,399	$90,983,185	$5,933,790	$97,921,374
Other financial instruments*	$2,634	-	-	$2,634

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Collateralized Mortgage-Backed Obligations	Corporate Debt
Balance as of 9/30/09	$103,027	$6,896,609
Accrued discounts/premiums	1,251	124,060
Realized gain (loss)	5,614	136,446
Change in unrealized appreciation (depreciation)	(6,340)	334,271
Net purchases (sales)	(13,445)	155,659
Transfers in and/or out of Level 3	(90,107)	(2,740,219)
Balance as of 3/31/10	$0	$4,906,826

	U.S. Government Obligations	Municipal Obligations
Balance as of 9/30/09	$494,000	-
Accrued discounts/premiums	3,473	-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	45,812	-
Net purchases (sales)	-	-
Transfers in and/or out of Level 3	(254,584)	$43,263
Balance as of 3/31/10	$ 288,701	$43,263

	Equity Securities	Total
Balance as of 9/30/09	-	$7,493,636
Accrued discounts/premiums	-	128,784
Realized gain (loss)	-	142,060
Change in unrealized appreciation (depreciation)	$245,000	618,743
Net purchases (sales)	450,000	592,214
Transfers in and/ or out of Level 3	-	(3,041,647)
Balance as of 3/30/10	$695,000	$5,933,790

For the period ended March 31, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $672,477. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Statement of Net Assets footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets. Under the terms of the agreement, $32,956 was payable at period end. In addition, $23,783 was payable at period end for operating expenses paid by the Advisor during March 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets. Under the terms of the agreement, $24,717 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A. Under the terms of the agreement, $20,597 was payable at period end.

The Distributor received $31,604 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $12,368 for the six months ended March 31, 2010. Under the terms of the agreement, $3,060 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($45,000 effective April 1, 2010) plus up to $1,500 ($2,000 effective April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $115,684,020 and $93,540,402, respectively. U.S. government security purchases and sales were $142,236,129 and $133,443,525, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $93,134,713. Net unrealized appreciation aggregated $4,786,661, of which $5,999,594 related to appreciated securities and $1,212,933 related to depreciated securities.

The Fund intends to elect to defer net capital losses of $168,831 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2010, there were no such transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$17,390	1.44%	$624,984	February 2010

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$17.43	$15.44	$15.62
Income from investment operations
Net investment income	.30	.54	.62
Net realized and unrealized gain (loss)	.37	2.46	.20
Total from investment operations	.67	3.00	.82
Distributions from
Net investment income	(.29)	(.52)	(.61)
Net realized gain	(.88)	(.49)	(.39)
Total distributions	(1.17)	(1.01)	(1.00)
Total increase (decrease) in net asset value	(.50)	1.99	(.18)
Net asset value, ending	$16.93	$17.43	$15.44

Total return*	4.01%	20.58%	5.31%
Ratios to average net assets:A
Net investment income	3.67% (a)	3.45%	3.96%
Total expenses	1.47% (a)	1.46%	1.66%
Expenses before offsets	1.25% (a)	1.27%	1.28%
Net expenses	1.25% (a)	1.25%	1.25%
Portfolio turnover	313%	781%	604%
Net assets, ending (in thousands)	$99,150	$77,637	$29,532

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005^
Net asset value, beginning	$15.36	$15.52	$15.00
Income from investment operations
Net investment income	.62	.58	.27
Net realized and unrealized gain (loss)	.27	.08	.52
Total from investment operations	.89	.66	.79
Distributions from
Net investment income	(.61)	(.58)	(.27)
Net realized gain	(.02)	(.24)	--
Total distributions	(.63)	(.82)	(.27)
Total increase (decrease) in net asset value	.26	(.16)	.52
Net asset value, ending	$15.62	$15.36	$15.52

Total return*	5.92%	4.49%	5.29%**
Ratios to average net assets:A
Net investment income	4.09%	4.04%	2.41% (a)
Total expenses	2.03%	3.76%	6.82% (a)
Expenses before offsets	1.30%	1.55%	1.51% (a)
Net expenses	1.25%	1.25%	1.25% (a)
Portfolio turnover	767%	547%	931%
Net assets, ending (in thousands)	$12,139	$4,995	$2,051

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)  Annualized.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**  Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^  From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its Lipper peer group by an independent third party in its report. This comparison indicated that for the one- and three-year periods ended June 30, 2009, the Fund's performance was above the median of its peer group. The data also indicated that the Fund outperformed its Lipper index for the same one- and three-year periods. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund's Class A shares. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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(24 hours, 7 days a week)
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Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Long-Term Income Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Calvert Ultra-Short Income Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Schedule of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Notes to Financial Statements
30	Financial Highlights
31	Explanation of Financial Tables
33	Proxy Voting and Availability of Quarterly Portfolio Holdings
33	Basis for Board's Approval of Investment Advisory Contract

Dear Shareholder:

Over the six-month reporting period, the global financial markets continued to recover from the Great Recession, with investors seemingly reassured that global stimulus policies had worked to successfully avert a depression. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Under this mantle of market recovery, however, U.S. investors remained cautious, restrained in part by tight lending policies, high unemployment, and concerns about the pace of economic recovery. As of mid-March, investors had poured $90.6 billion into bond funds in 2010, versus a mere $2.4 billion into U.S. stock funds, according to Investment Company Institute data.1

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition and challenges. The fixed-income markets, in particular, face a period of interest-rate uncertainty, increased market volatility, and mounting concerns over sovereign debt in some of the world's developed economies. In our view, fixed-income managers with active, flexible strategies, like those of Calvert's experienced investment team, will have a clear edge in navigating these challenges.

A Bond Market in Transition

During the six-month reporting period, fixed-income investors became increasingly less risk averse and sought securities and sectors with higher yield and total-return potential. Investors readily absorbed robust issuance of corporate bonds, and asset inflows into high-yield bonds were strong. In contrast, the government's issuance of Treasuries in March met with tepid demand, which was possibly a sign of reduced interest on the part of investors in China and other Asian countries.

Most sectors of the bond market posted positive total returns for the reporting period, led by high-yield bonds, which were up 11.15% as measured by the Bank of America Merrill Lynch High Yield Index. Investment-grade corporates, as measured by the Barclays Capital U.S. Credit Index, returned 3.33%. Treasury yields fluctuated but were little changed from the beginning of the reporting period. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) continued to hold its short-term benchmark interest rate at 0% to 0.25%.

Our Fund Strategies

The shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds. Anticipating an eventual rise in interest rates, our corporate bond strategies were conservatively positioned with shorter-than-benchmark durations. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.)

Our outlook for corporate bonds remains generally positive, but we will rely on credit analysis and strong individual security selection since corporate bonds in general have already seen sharp price increases. Our nimble yield-curve trading strategies will also continue to be vital portfolio management tools.

Positive Economic Signs, but Headwinds Remain

In recent months, we've seen encouraging signs of improvement in the U.S. economy. Manufacturing and production levels are up, along with consumer spending and retail sales. Although problems remain in the beleaguered housing industry, the Case-Shiller home price index has shown an uptick in home prices over the last nine months.

While these are welcome signs, in our view significant headwinds to full economic recovery remain. Unemployment is still high at 9.7% and consumer spending, while improving, is still sluggish. At home and abroad, governments at all levels are facing major budget deficits and other fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro-zone and raising concerns about countries in other regions as well. These high deficits and amounts of outstanding debt are of particular concern to the bond market, as they are likely to contribute to higher interest rates.

On the home front, the Obama administration and Congress are grappling with many critical issues, which include credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Consumer is Key to Economic Recovery

As the government begins to unwind its fiscal and monetary stimulus over the coming months, the U.S. economy must find a self-sustaining balance to continue its forward momentum. In addition, contentiousness over recently passed health care reform, and concerns about its impact on the U.S. deficit going forward, are likely to influence the markets. Of course, the consumer remains a key player in the recovery scenario. As long as unemployment and consumer debt remain relatively high, it will be difficult for economic expansion to truly take hold.

Despite these challenges, we believe that the U.S. economy is firmly on the road to recovery, though bumps and potholes remain. The housing market appears to have bottomed, businesses are positioned for growth with larger inventories and increased spending on equipment, and banks are better capitalized and generally stronger. These factors, combined with the Fed's continued pledge to keep interest rates low for "an extended period," should, in our opinion, help propel economic recovery forward, albeit in an uneven manner.

Stay Current with Your Financial Advisor

As the U.S. economy slowly recovers from the most severe recession in 50 years, progress is likely to be bumpy and uneven. The fixed-income markets, in particular, are likely to be in transition for some time as governments unwind fiscal stimulus policies, the credit markets continue to recover, and interest rates ultimately trend higher.

In this environment, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

We encourage you to pursue a well-diversified investment strategy, including a range of fixed-income strategies in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

1. Data through March 24, 2010. Source: The Wall Street Journal, Quarterly Monitor: A Periodic Look at Performance and Where Investor Money is Flowing, April 5, 2010.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2010, Calvert Ultra-Short Income Fund Class A shares (at NAV) returned 1.77% while its benchmark, the Barclays Capital Short Treasury 9-12 Month Index, returned 0.30%. The Fund's sector allocation and short relative duration were the primary drivers behind its strong relative performance. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 1.25% front-end sales charge or any deferred sales charge.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	1.77%	6.97%
Barclays Capital Short Treasury 9-12 Month Index	0.30%	0.89%
Lipper Ultra-Short Obligations Funds Average	1.54%	5.72%

Maturity Schedule
	Weighted Average
	3/31/10	9/30/09
	464 days	403 days

SEC Yield
	30 days ended
	3/31/10	9/30/09
	1.03%	1.03%

Economic Sectors	% of total investments

Asset Backed Securities	5.4%
Basic Materials	5.5%
Communications	3.1%
Consumer, Cyclical	3.1%
Consumer, Non-cyclical	3.0%
Energy	6.1%
Financials	42.5%
Government	6.3%
Industrials	2.5%
Insurance	0.1%
Mortgage Securities	2.3%
Technology	2.7%
Time Deposit	14.5%
Utilities	2.9%
Total	100%

the reporting period will be 4.3%.

Consumer price inflation was quite low during the reporting period. From October 2009 through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accomodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	5.63%
Since inception	4.55%
(10/31/06)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio is 1.26%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 1.25%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Portfolio Strategy

The Fund's allocation to corporate floating-rate securities and its short relative duration were the primary factors behind its outperformance of the benchmark. A portion of the Fund's assets are allocated to floating-rate corporate securities, which comprised 35.31% of the portfolio on September 30, 2009. The interest rates of these securities reset periodically based on the interest rates on short-maturity benchmark indexes, such as the London Interbank Offered Rate (LIBOR). Floating-rate corporate securities often provide more attractive yields than the benchmark. They are an integral part of our interest-rate strategy, as we anticipate that short-term interest rates will eventually move higher.

The Fund's duration was relatively short during the reporting period. As of September 30, 2009, the Fund's duration was 0.10 years while the duration of the passive Index was 0.89 years. This helped boost the Fund's relative returns as yields for Treasuries--even those with very short maturities--moved slightly higher during the reporting period.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis. Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Actual	$1,000.00	$1,017.70	$4.48
Hypothetical	$1,000.00	$1,020.49	$4.48
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SCHEDULE OF INVESTMENTS
March 31, 2010
	Principal
Asset-Backed Securities - 5.4%	Amount	Value
AmeriCredit Automobile Receivables Trust:
1.978%, 1/12/12 (r)	$83,086	$83,415
4.47%, 1/12/12	272,105	273,283
0.248%, 4/6/12 (r)	225,392	225,365
0.308%, 5/6/12 (r)	135,273	135,243
4.63%, 6/6/12	184,903	184,990
5.02%, 11/6/12	1,641,655	1,677,757
Americredit Prime Automobile Receivable:
5.22%, 6/8/12	661,140	671,226
0.258%, 4/8/13 (r)	158,063	157,967
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	680,992	684,162
Capital Auto Receivables Asset Trust:
0.33%, 2/15/11 (r)	15,542	15,540
5.00%, 4/15/11	18,293	18,354
4.98%, 5/15/11	45,437	45,733
1.26%, 5/16/11 (b)(e)(r)	946,630	947,037
0.93%, 12/15/11 (r)	335,820	336,302
0.51%, 2/15/14 (r)	192,629	192,417
Capital One Auto Finance Trust:
5.03%, 4/15/12	334,733	337,028
0.27%, 10/15/12 (r)	331,765	331,548
CarMax Auto Owner Trust, 5.56%, 10/17/11	800,000	820,442
Chase Funding Mortgage Loan Asset-Backed Certificates,
4.396%, 2/25/30	532,076	524,889
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	2,060,000	2,059,152
Daimler Chrysler Auto Trust, 4.98%, 11/8/11	21,660	21,898
DB Master Finance LLC, 5.779%, 6/20/31 (e)	450,000	436,865
GS Auto Loan Trust:
5.39%, 12/15/11	42,905	43,445
4.56%, 11/15/13	23,580	23,605
Harley-Davidson Motorcycle Trust, 5.10%, 5/15/12	66,427	66,708
Household Automotive Trust:
5.43%, 6/17/11	16,568	16,594
5.61%, 8/17/11	10,641	10,684
5.28%, 9/19/11	3,573	3,578
Hyundai Auto Receivables Trust, 5.25%, 5/15/13	511,130	518,152
Long Beach Auto Receivables Trust, 4.25%, 4/15/12	137,154	138,678
Triad Auto Receivables Owner Trust:
5.28%, 2/13/12	97,456	97,542
4.88%, 4/12/13	295,345	303,107

Total Asset-Backed Securities (Cost $11,208,318)		11,402,706

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 2.3%
Adjustable Rate Mortgage Trust, 0.646%, 2/25/35 (r)	3,475	2,089
American Home Mortgage Assets:
0.419%, 10/25/46 (r)	389,281	205,905

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - Cont'd	Amount	Value
0.436%, 12/25/46 (r)	$2,536,329	$1,303,729
0.371%, 3/25/47 (r)	698,711	398,267
Chase Mortgage Finance Corp.:
3.74%, 2/25/37 (r)	311,926	282,811
4.078%, 2/25/37 (r)	499,071	450,126
Impac CMB Trust:
1.026%, 10/25/34 (r)	3,840	3,150
0.986%, 11/25/34 (r)	28,640	21,008
0.766%, 4/25/35 (r)	4,699	3,187
0.786%, 5/25/35 (r)	347,105	247,957
JP Morgan Mortgage Trust, 5.29%, 7/25/35 (r)	472,609	444,316
Merrill Lynch Mortgage Investors, Inc., 5.143%, 12/25/35 (r)	129,710	127,385
MLCC Mortgage Investors, Inc.:
0.616%, 3/25/28 (r)	24,068	19,264
0.476%, 4/25/29 (r)	372,966	326,526
0.526%, 7/25/29 (r)	14,757	11,822
0.476%, 3/25/30 (r)	6,635	5,901
Sequoia Mortgage Trust, 0.56%, 11/20/34 (r)	31,037	25,774
Structured Asset Mortgage Investments, Inc.,
0.436%, 9/25/36 (r)	381,497	210,552
WaMu Mortgage Pass Through Certificates,
4.821%, 10/25/35 (r)	1,000,000	783,410

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $4,423,991)		4,873,179

Corporate Bonds - 70.3%
Achmea Hypotheekbank NV, 0.599%, 11/3/14 (e)(r)	750,000	749,976
Alcoa, Inc.:
7.375%, 8/1/10	1,889,000	1,922,463
6.00%, 1/15/12	500,000	528,022
Allstate Life Global Funding II, 0.901%, 5/21/10 (r)	200,000	199,905
American Express Centurion Bank, 0.31%, 7/13/10 (r)	60,000	59,988
American Express Credit Corp., 1.647%, 5/27/10 (r)	250,000	250,336
American Express Travel Related Services Co., Inc.,
5.25%, 11/21/11 (e)	185,000	193,216
American Honda Finance Corp., 1.021%, 6/20/11 (e)(r)	1,000,000	996,929
Anadarko Finance Co., 6.75%, 5/1/11	1,550,000	1,636,034
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	1,000,000	1,024,733
2.50%, 3/26/13 (e)	1,000,000	1,003,381
ANZ National International Ltd.:
0.429%, 8/5/11 (e)(r)	500,000	500,603
2.375%, 12/21/12 (e)	1,000,000	998,853
ArcelorMittal, 5.375%, 6/1/13	1,000,000	1,060,779
Australia & New Zealand Banking Group Ltd.,
0.549%, 10/21/11 (e)(r)	1,000,000	999,864
BAC Capital Trust XV, 1.052%, 6/1/56 (r)	2,000,000	1,271,762
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	989,193	1,044,835
Bank of America Corp.:
0.549%, 4/30/12 (r)	500,000	503,162
4.50%, 4/1/15	500,000	503,871

	Principal
Corporate Bonds - Cont'd	Amount	Value
Bank of Nova Scotia, 0.45%, 1/6/12 (r)	$1,500,000	$1,500,000
BankAmerica Capital III, 0.821%, 1/15/27 (r)	500,000	344,788
Barnett Capital III, 0.874%, 2/1/27 (r)	500,000	344,325
Bear Stearns Co.'s LLC, 0.641%, 11/21/16 (r)	620,000	578,347
Berkshire Hathaway Finance Corp.:
0.376%, 1/13/12 (r)	2,000,000	1,999,090
4.60%, 5/15/13	1,000,000	1,070,295
Berkshire Hathaway, Inc., 0.68%, 2/11/13 (r)	1,000,000	1,005,125
BP Capital Markets plc, 1.258%, 3/17/11 (r)	750,000	757,471
Capital One Financial Corp., 4.80%, 2/21/12	935,000	974,816
Cargill, Inc., 1.499%, 1/21/11 (e)(r)	75,000	74,924
Caterpillar Financial Services Corp., 0.507%, 12/16/11 (r)	1,000,000	1,003,194
Cellco Partnership, 2.851%, 5/20/11 (r)	1,000,000	1,028,276
Charter One Bank, 5.50%, 4/26/11	1,685,000	1,743,386
Chase Capital II, 0.749%, 2/1/27 (r)	1,000,000	755,199
Chase Capital VI, 0.874%, 8/1/28 (r)	250,000	188,376
Chesapeake Energy Corp., 7.625%, 7/15/13	400,000	417,000
Chevron Phillips Chemical Co. LLC, 7.00%, 3/15/11	500,000	527,358
Citibank:
0.251%, 7/12/11 (r)	500,000	499,883
0.279%, 5/7/12 (r)	250,000	250,466
Citigroup Funding, Inc., 0.579%, 4/30/12 (r)	500,000	503,471
Citigroup, Inc.:
6.50%, 1/18/11	1,000,000	1,040,446
5.25%, 2/27/12	1,000,000	1,047,622
Commonwealth Bank of Australia:
8.50%, 6/1/10	1,000,000	1,012,502
0.55%, 11/4/11 (e)(r)	500,000	499,586
COX Communications, Inc., 7.75%, 11/1/10	1,000,000	1,038,181
COX Enterprises, Inc., 7.875%, 9/15/10 (e)	1,000,000	1,026,608
Credit Agricole SA:
0.432%, 6/7/11 (e)(r)	400,000	399,836
0.599%, 2/2/12 (e)(r)	1,000,000	999,425
Credit Suisse USA, Inc., 0.45%, 8/16/11 (r)	800,000	800,512
CVS Caremark Corp., 0.552%, 6/1/10 (r)	1,500,000	1,500,607
Deutsche Bank Capital Trust, 2.089%, 12/29/49 (b)(r)	200,000	154,000
Developers Diversified Realty Corp., 5.00%, 5/3/10	1,000,000	992,500
Dexia Credit Local:
0.928%, 9/23/11 (e)(r)	500,000	503,611
0.501%, 1/12/12 (e)(r)	1,200,000	1,209,000
0.652%, 3/5/13 (e)(r)	700,000	700,536
Discover Financial Services, 0.786%, 6/11/10 (r)	1,000,000	998,936
Dominion Resources, Inc., 1.308%, 6/17/10 (r)	90,000	90,162
Dow Chemical Co., 2.499%, 8/8/11 (r)	500,000	507,787
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	1,000,000	1,004,153
Enterprise Products Operating LLC:
4.95%, 6/1/10	3,154,000	3,174,825
7.50%, 2/1/11	1,000,000	1,050,239
Fleet Capital Trust V, 1.261%, 12/18/28 (r)	1,000,000	621,701
FMG Finance Proprietary Ltd., 4.252%, 9/1/11 (e)(r)	2,560,000	2,563,200
Ford Motor Credit Co. LLC:
7.875%, 6/15/10	1,500,000	1,513,125
5.507%, 6/15/11 (r)	750,000	760,469

	Principal
Corporate Bonds - Cont'd	Amount	Value
Ford Motor Credit Co. LLC: (Cont'd)
3.001%, 1/13/12 (r)	$800,000	$777,000
Fortune Brands, Inc., 5.125%, 1/15/11	750,000	772,024
FPL Group Capital, Inc., 0.65%, 11/9/12 (r)	800,000	798,717
GameStop Corp., 8.00%, 10/1/12	1,500,000	1,548,750
General Electric Capital Corp.:
0.552%, 6/8/12 (r)	150,000	151,073
1.151%, 5/22/13 (r)	1,000,000	989,128
0.391%, 6/20/13 (b)	1,000,000	945,000
General Motors Corp., 8.375%, 7/15/33 (ii)*	500,000	186,250
Georgia Power Co., 0.577%, 3/15/13 (r)	1,000,000	1,002,561
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	120,000	32,400
3.046%, 4/20/10 (e)(r)(y)*	50,000	14,750
3.226%, 1/21/11 (e)(r)(y)*	30,000	8,850
GMAC LLC, 0.266%, 12/19/12 (r)	600,000	599,640
GMAC, Inc.:
5.75%, 9/27/10	1,000,000	1,000,000
6.00%, 12/15/11	500,000	500,000
1.75%, 10/30/12	1,000,000	1,005,728
Goldman Sachs Group, Inc.:
0.50%, 11/9/11 (r)	500,000	502,307
0.429%, 2/6/12 (r)	500,000	496,656
0.457%, 3/15/12 (r)	300,000	301,224
3.625%, 8/1/12	1,000,000	1,038,001
5.45%, 11/1/12	1,000,000	1,080,986
0.649%, 7/22/15 (r)	1,150,000	1,095,087
Greenpoint Bank, 9.25%, 10/1/10	1,000,000	1,035,577
Hanson Ltd., 7.875%, 9/27/10	300,000	306,509
HCP, Inc., 4.875%, 9/15/10	1,250,000	1,270,194
Hewlett-Packard Co., 1.302%, 5/27/11 (r)	800,000	809,735
Howard Hughes Medical Institute, 3.45%, 9/1/14	500,000	514,947
HRPT Properties Trust, 0.857%, 3/16/11 (r)	851,000	836,774
Ingersoll-Rand Global Holding Co. Ltd., 1.75%, 8/13/10 (r)	310,000	311,307
International Business Machines Corp., 0.29%, 11/4/11 (r)	1,000,000	1,000,767
John Deere Capital Corp.:
3.50%, 10/15/10	100,000	101,033
0.951%, 1/18/11 (r)	100,000	100,541
1.004%, 6/10/11 (r)	300,000	302,302
JPMorgan Chase & Co.:
0.381%, 4/1/11 (r)	500,000	500,839
0.341%, 2/22/12 (r)	500,000	497,793
0.487%, 6/15/12 (r)	300,000	301,514
0.535%, 12/26/12 (r)	500,000	503,570
0.902%, 2/26/13 (r)	1,000,000	1,004,293
JPMorgan Chase Capital XXIII, 1.25%, 5/15/77 (r)	250,000	187,618
Koninklijke Philips Electronics NV, 1.406%, 3/11/11 (r)	520,000	521,668
Kraft Foods, Inc., 0.75%, 8/11/10 (r)	279,000	279,008
Life Technologies Corp., 3.375%, 3/1/13	1,000,000	1,005,826
Lone Star Industries, Inc., 9.25%, 6/1/10 (e)	1,000,000	1,011,250
Mack-Cali Realty LP:
5.05%, 4/15/10	425,000	425,436
7.75%, 2/15/11	600,000	625,922

	Principal
Corporate Bonds - Cont'd	Amount	Value
Macy's Retail Holdings, Inc.:
10.625%, 11/1/10	$740,000	$779,775
6.625%, 4/1/11	500,000	521,250
Manufacturers & Traders Trust Co.:
8.00%, 10/1/10	1,000,000	1,032,945
1.751%, 4/1/13 (e)(r)	1,700,000	1,655,613
Masco Corp., 4.80%, 6/15/15	750,000	722,433
MBNA Capital, 1.049%, 2/1/27 (r)	250,000	169,985
Medco Health Solutions, Inc., 7.25%, 8/15/13	75,000	85,119
Merrill Lynch & Co., Inc., 1.017%, 9/15/26 (r)	300,000	228,148
MetLife, Inc., 0.608%, 6/29/12 (r)	600,000	603,647
Metropolitan Life Global Funding I:
1.251%, 4/14/11 (e)(r)	250,000	250,269
0.651%, 7/13/11 (e)(r)	1,250,000	1,249,830
0.507%, 3/15/12 (e)(r)	800,000	785,223
MGM Mirage, 8.50%, 9/15/10	500,000	501,875
Morgan Stanley:
0.501%, 1/18/11 (r)	360,000	359,883
0.499%, 1/9/12 (r)	505,000	500,269
0.53%, 2/10/12 (r)	200,000	201,039
0.701%, 10/18/16 (r)	1,000,000	910,729
Motorola, Inc., 7.625%, 11/15/10	1,398,000	1,447,949
National Australia Bank Ltd., 0.73%, 1/8/13 (e)(r)	1,000,000	1,010,000
National City Bank:
0.366%, 6/18/10 (r)	275,000	274,746
0.021%, 5/17/47 (r)	500,000	482,479
National City Corp., 4.00%, 2/1/11	200,000	203,320
National Semiconductor Corp.:
0.507%, 6/15/10 (r)	2,000,000	1,997,731
6.15%, 6/15/12	300,000	319,289
NationsBank Cap Trust III, 0.801%, 1/15/27 (r)	30,000	21,029
Nationwide Building Society, 0.43%, 5/17/12 (e)(r)	600,000	599,726
New Albertsons, Inc.:
8.35%, 5/1/10	1,000,000	996,250
7.50%, 2/15/11	500,000	517,500
Nissan Motor Acceptance Corp., 3.25%, 1/30/13 (e)	1,000,000	1,008,522
Nordea Bank Finland plc, 0.551%, 10/14/11 (r)	700,000	700,027
Nordea Bank Sweden AB, 5.25%, 11/30/12 (e)	500,000	525,926
OPTI Canada, Inc., 9.00%, 12/15/12 (e)	500,000	518,750
PACCAR Financial Corp., 0.698%, 4/5/13 (r)	1,500,000	1,500,000
Pacific Gas & Electric Co., 1.204%, 6/10/10 (r)	500,000	500,733
Panhandle Eastern Pipeline Co. LP, 8.25%, 4/1/10	3,000,000	2,999,915
Pepco Holdings, Inc., 0.877%, 6/1/10 (r)	2,590,000	2,590,149
PNC Funding Corp.:
0.389%, 1/31/12 (r)	1,000,000	992,464
0.451%, 4/1/12 (r)	500,000	501,982
Pricoa Global Funding I, 0.349%, 1/30/12 (e)(r)	400,000	391,281
Rabobank Nederland NV:
0.449%, 8/5/11 (e)(r)	800,000	799,435
3.20%, 3/11/15 (e)	500,000	493,823
Reed Elsevier Capital, Inc., 0.587%, 6/15/10 (r)	775,000	775,068
Rio Tinto Alcan, Inc., 4.50%, 5/15/13	1,000,000	1,050,486
Royal Bank of Scotland plc, 4.875%, 3/16/15	1,000,000	997,391

	Principal
Corporate Bonds - Cont'd	Amount	Value
Simon Property Group LP, 4.60%, 6/15/10	$2,930,000	$2,949,903
Skyway Concession Co. LLC, 0.569%, 6/30/17 (b)(e)(r)	60,000	51,114
Southern Co., 0.649%, 10/21/11 (r)	1,000,000	1,004,657
Sprint Capital Corp., 7.625%, 1/30/11	1,250,000	1,281,250
State Street Bank and Trust Co., 0.457%, 9/15/11 (r)	500,000	501,611
Steel Dynamics, Inc., 7.375%, 11/1/12	1,000,000	1,042,500
Sun Life Financial Global Funding LP, 0.509%, 7/6/10 (e)(r)	1,000,000	998,110
Suncorp-Metway Ltd., 0.633%, 12/17/10 (e)(r)	500,000	499,966
Sunoco, Inc., 6.75%, 4/1/11	1,385,000	1,451,139
SunTrust Bank:
0.361%, 5/21/12 (r)	700,000	675,017
0.542%, 8/24/15 (r)	750,000	669,839
Susquehanna Bancshares, Inc., 2.069%, 5/1/14 (r)	500,000	376,238
Svenska Handelsbanken AB, 1.257%, 9/14/12 (e)(r)	700,000	705,071
Systems 2001 AT LLC, 7.156%, 12/15/11 (e)	501,670	525,298
TD Ameritrade Holding Corp., 2.95%, 12/1/12	1,000,000	1,012,987
Timken Co., 6.00%, 9/15/14	300,000	319,484
Toll Road Investors Partnership II LP,
Zero Coupon, 2/15/43 (b)(e)	500,000	99,660
Travelers Insurance Company Ltd., 0.501%, 12/8/11 (b)	250,000	240,790
Union Pacific Railroad Co. 2004 Pass Through Trust,
5.214%, 9/30/14 (e)	370,000	393,588
UnitedHealth Group, Inc., 0.451%, 6/21/10 (r)	500,000	499,974
Vornado Realty LP, 4.75%, 12/1/10	1,500,000	1,531,595
Wachovia Bank, 0.629%, 11/3/14 (r)	1,000,000	945,845
Wachovia Corp.:
0.381%, 10/15/11 (r)	1,200,000	1,194,619
0.402%, 3/1/12 (r)	1,000,000	990,954
Wells Fargo & Co., 0.477%, 6/15/12 (r)	500,000	502,294
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	2,500,000	2,542,682
Westpac Banking Corp.:
0.549%, 10/21/11 (e)(r)	750,000	750,570
0.447%, 12/14/12 (e)(r)	1,000,000	998,861
Williams Co.'s, Inc., 2.251%, 10/1/10 (e)(r)	1,600,000	1,611,892
Xerox Corp., 6.875%, 8/15/11	1,400,000	1,492,121
Xstrata Canada Corp., 8.375%, 2/15/11	1,500,000	1,586,891
Yara International ASA, 5.25%, 12/15/14 (e)	800,000	840,936

Total Corporate Bonds (Cost $147,266,361)		149,586,085

U.S. Government Agencies And Instrumentalities - 0.6%
AgFirst Farm Credit Bank, 8.393% to 12/15/11,
floating rate thereafter to 12/15/16 (r)	1,000,000	970,952
US AgBank FCB, 6.11% to 7/10/12,
floating rate thereafter to 12/31/49 (b)(e)(r)	300,000	189,000

Total U.S. Government Agencies and Instrumentalities
(Cost $1,125,427)		1,159,952

	Principal
U.S. Treasury - 3.2%	Amount	Value
United States Treasury Bonds, 4.375%, 11/15/39	$1,175,000	$1,111,293
United States Treasury Notes:
2.375%, 2/28/15	700,000	695,188
3.125%, 5/15/19	1,400,000	1,333,500
3.625%, 2/15/20	3,600,000	3,538,125

Total U.S. Treasury (Cost $6,712,543)		6,678,106

Municipal Obligations - 2.0%
CIDC-Hudson House LLC New York Revenue VRDN,
1.35%, 12/1/34 (r)	50,000	50,000
Sarasota-Manatee Florida Airport Authority Revenue VRDN,
0.46%, 8/1/14 (r)	4,240,000	4,240,000
SunAmerica Trust Revenue VRDN, 0.60%, 7/1/41 (r)	44,000	44,000

Total Municipal Obligations (Cost $4,334,000)		4,334,000

Certificates Of Deposit - 0.0%
Deutsche Bank, 0.861%, 6/18/10 (r)	80,000	80,089

Total Certificates of Deposit (Cost $80,000)		80,089

Time Deposit - 14.3%
State Street Corp. Time Deposit, 0.01%, 4/1/10	30,493,070	30,493,070

Total Time Deposit (Cost $30,493,070)		30,493,070

Sovereign Government Bonds - 0.5%
Province of Ontario Canada, 0.701%, 5/22/12 (r)	1,000,000	1,002,087

Total Sovereign Government Bonds (Cost $1,000,000)		1,002,087

Equity Securities - 0.3%	Shares
Woodbourne Capital, Trust II, Preferred (b)(e)	1,000,000	695,000

Total Equity Securities (Cost $450,000)		695,000

TOTAL INVESTMENTS (Cost $207,093,712) - 98.9%		210,304,274
Other assets and liabilities, net - 1.1%		2,360,617
Net Assets - 100%		$212,664,891

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	21	6/10	$2,441,250	$6,946
30 Year U.S. Treasury Bonds	10	6/10	1,161,250	3,739
Total Purchased				$10,685
Sold:
2 Year U.S. Treasury Notes	435	6/10	$94,374,610	($39,348)
5 Year U.S. Treasury Notes	4	6/10	459,375	3,339
Total Sold				($36,009)

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(y) The government of Iceland took control of Glitnir Bank HF (the "Bank") on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

(ii) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Notes

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010
Assets
Investments in securities, at value (Cost $207,093,711) - see accompanying schedule	$210,304,274
Receivable for securities sold	1,535,727
Receivable for shares sold	9,028,464
Interest and dividends receivable	1,443,248
Other assets	315,403
Total assets	222,627,116

Liabilities
Payable for securities purchased	5,268,027
Payable for shares redeemed	4,455,630
Payable for futures variation margin	57,253
Payable to Calvert Asset Management Company, Inc.	64,683
Payable to Calvert Administrative Services Company.	43,406
Payable to Calvert Shareholder Services, Inc.	2,778
Payable to Calvert Distributors, Inc.	43,406
Accrued expenses and other liabilities	27,042
Total liabilities	9,962,225
Net Assets	$212,664,891

Net Assets Consist of:
Paid-in capital applicable to 13,550,095 shares of beneficial interest, unlimited number of no par shares authorized	$208,892,179
Undistributed net investment income	238,450
Accumulated net realized gain (loss) on investments	349,024
Net unrealized appreciation (depreciation) on investments	3,185,238

Net Assets	$212,664,891

Net Asset Value Per Share	$15.69

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Interest Income	$1,745,551
Dividend Income	6,372
Total investment income	1,751,923

Expenses:
Investment advisory fee	234,992
Administrative fees	195,827
Transfer agency fees and expenses	142,432
Distribution Plan expenses	195,827
Trustees' fees and expenses	3,561
Custodian fees	28,796
Accounting fees	13,316
Registration fees	7,911
Reports to shareholders	15,419
Professional fees	10,333
Miscellaneous	2,547
Total expenses	850,961
Reimbursement from Advisor	(153,721)
Fees paid indirectly	(97)
Net expenses	697,143

Net Investment Income	1,054,780

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	635,681
Futures	(235,595)
400,086

Change in unrealized appreciation (depreciation) on:
Investments	1,221,237
Futures	15,399
1,236,636
Net Realized and Unrealized Gain
(Loss)	1,636,722

Increase (Decrease) in Net Assets
Resulting From Operations	$2,691,502

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$1,054,780	$1,277,966
Net realized gain (loss) on investments	400,086	493,956
Change in unrealized appreciation (depreciation)	1,236,636	2,079,846

Increase (Decrease) in Net Assets
Resulting From Operations	2,691,502	3,851,768

Distributions to shareholders from:
Net investment income	(819,729)	(1,067,246)
Net realized gain	(728,245)	(75,369)
Total distributions	(1,547,974)	(1,142,615)

Capital share transactions:
Shares sold	154,489,510	95,347,690
Reinvestment of distributions	1,297,243	998,163
Redemption fees	604	1,066
Shares redeemed	(38,136,025)	(32,518,605)
Total capital share transactions	117,651,332	63,828,314

Total Increase (Decrease) in Net Assets	118,794,860	66,537,467

Net Assets
Beginning of period	93,870,031	27,332,564
End of period (including undistributed net investment
income of $238,450 and $3,399, respectively)	$212,664,891	$93,870,031

Capital Share Activity
Shares sold	9,877,480	6,272,330
Reinvestment of distributions	83,071	66,150
Shares redeemed	(2,435,669)	(2,138,944)
Total capital share activity	7,524,882	4,199,536

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Ultra-Short Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to September 30, 2008, the fund was known as Calvert Ultra-Short Floating Income Fund. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 1.25%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $3,354,001 or 1.6% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	-	-	$695,000	$695,000
Asset-backed securities	-	$10,455,669	947,037	11,402,706
Collateralized mortgage-backed obligations	-	4,873,179	-	4,873,179
Corporate debt	-	148,063,121	1,522,964	149,586,085
Municipal obligations	-	4,334,000	189,000	4,334,000
U.S. government obligations	-	7,649,058	-	7,838,058
Other debt obligations	-	31,575,246	-	31,575,246
TOTAL	-	$206,950,273	$3,354,001**	$210,304,274
Other financial instruments*	($25,324)	-	-	($25,324)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

**Level 3 securities represent 1.6% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund's average daily net assets, and .29% of all assets above $1 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is .89%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $48,053 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $11,775 for the six months ended March 31, 2010. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($45,000 effective April 1, 2010) plus up to $1,500 ($2,000 effective April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $74,469,797 and $69,059,451, respectively. U.S. government security purchases and sales were $158,956,454 and $67,561,285, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $207,104,916. Net unrealized appreciation aggregated $3,199,357, of which $3,615,796 related to appreciated securities and $416,439 related to depreciated securities.

The Fund intends to elect to defer net capital losses of $91,785 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$30,447	1.45%	$1,104,605	January 2010

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2010	2009
Net asset value, beginning	$15.58	$14.97
Income from investment operations
Net investment income	.09	.34
Net realized and unrealized gain (loss)	.18	.60
Total from investment operations	.27	.94
Distributions from
Net investment income	(.08)	(.30)
Net realized gain	(.08)	(.03)
Total distributions	(.16)	(.33)
Total increase (decrease) in net asset value	.11	.61
Net asset value, ending	$15.69	$15.58

Total return*	1.77%	6.42%
Ratios to average net assets: A
Net investment income	1.35% (a)	2.36%
Total expenses	1.09% (a)	1.26%
Expenses before offsets	.89% (a)	.93%
Net expenses	.89% (a)	.89%
Portfolio turnover	148%	300%
Net assets, ending (in thousands)	$212,665	$93,870

	Periods Ended
	September 30,	September 30,
Class A Shares	2008^	2007^
Net asset value, beginning	$15.04	$15.00
Income from investment operations
Net investment income	.60	.61
Net realized and unrealized gain (loss)	.04	.03
Total from investment operations	.64	.64
Distributions from
Net investment income	(.61)	(.60)
Net realized gain	(.10)	--
Total distributions	(.71)	(.60)
Total increase (decrease) in net asset value	(.07)	.04
Net asset value, ending	$14.97	$15.04

Total return*	4.34%	4.34%
Ratios to average net assets: A
Net investment income	3.57%	4.52% (a)
Total expenses	2.09%	3.90% (a)
Expenses before offsets	.92%	1.05% (a)
Net expenses	.89%	.89% (a)
Portfolio turnover	475%	506%
Net assets, ending (in thousands)	$27,333	$3,256

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)  Annualized.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

^   From October 31, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Fund's performance was above the median of its peer universe for the one-year period ended June 30, 2009. The data also indicated that the Fund outperformed its Lipper index for the same one-year period. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund's Class A shares. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Suite 1000 North
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or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Ultra-Short Income Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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Balanced and Asset Allocation Funds
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

Calvert Government Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Statement of Net Assets
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Notes to Financial Statements
25	Financial Highlights
27	Explanation of Financial Tables
29	Proxy Voting and Availability of Quarterly Portfolio Holdings
29	Basis for Board's Approval of Investment Advisory Contract

Dear Shareholder:

Over the six-month reporting period, the global financial markets continued to recover from the Great Recession, with investors seemingly reassured that global stimulus policies had worked to successfully avert a depression. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Under this mantle of market recovery, however, U.S. investors remained cautious, restrained in part by tight lending policies, high unemployment, and concerns about the pace of economic recovery. As of mid-March, investors had poured $90.6 billion into bond funds in 2010, versus a mere $2.4 billion into U.S. stock funds, according to Investment Company Institute data.1

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition and challenges. The fixed-income markets, in particular, face a period of interest-rate uncertainty, increased market volatility, and mounting concerns over sovereign debt in some of the world's developed economies. In our view, fixed-income managers with active, flexible strategies, like those of Calvert's experienced investment team, will have a clear edge in navigating these challenges.

A Bond Market in Transition

During the six-month reporting period, fixed-income investors became increasingly less risk averse and sought securities and sectors with higher yield and total-return potential. Investors readily absorbed robust issuance of corporate bonds, and asset inflows into high-yield bonds were strong. In contrast, the government's issuance of Treasuries in March met with tepid demand, which was possibly a sign of reduced interest on the part of investors in China and other Asian countries.

Most sectors of the bond market posted positive total returns for the reporting period, led by high-yield bonds, which were up 11.15% as measured by the Bank of America Merrill Lynch High Yield Index. Investment-grade corporates, as measured by the Barclays Capital U.S. Credit Index, returned 3.33%. Treasury yields fluctuated but were little changed from the beginning of the reporting period. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) continued to hold its short-term benchmark interest rate at 0% to 0.25%.

Our Fund Strategies

The shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds. Anticipating an eventual rise in interest rates, our corporate bond strategies were conservatively positioned with shorter-than-benchmark durations. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.)

Our outlook for corporate bonds remains generally positive, but we will rely on credit analysis and strong individual security selection since corporate bonds in general have already seen sharp price increases. Our nimble yield-curve trading strategies will also continue to be vital portfolio management tools.

Positive Economic Signs, but Headwinds Remain

In recent months, we've seen encouraging signs of improvement in the U.S. economy. Manufacturing and production levels are up, along with consumer spending and retail sales. Although problems remain in the beleaguered housing industry, the Case-Shiller home price index has shown an uptick in home prices over the last nine months.

While these are welcome signs, in our view significant headwinds to full economic recovery remain. Unemployment is still high at 9.7% and consumer spending, while improving, is still sluggish. At home and abroad, governments at all levels are facing major budget deficits and other fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro-zone and raising concerns about countries in other regions as well. These high deficits and amounts of outstanding debt are of particular concern to the bond market, as they are likely to contribute to higher interest rates.

On the home front, the Obama administration and Congress are grappling with many critical issues, which include credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Consumer is Key to Economic Recovery

As the government begins to unwind its fiscal and monetary stimulus over the coming months, the U.S. economy must find a self-sustaining balance to continue its forward momentum. In addition, contentiousness over recently passed health care reform, and concerns about its impact on the U.S. deficit going forward, are likely to influence the markets. Of course, the consumer remains a key player in the recovery scenario. As long as unemployment and consumer debt remain relatively high, it will be difficult for economic expansion to truly take hold.

Despite these challenges, we believe that the U.S. economy is firmly on the road to recovery, though bumps and potholes remain. The housing market appears to have bottomed, businesses are positioned for growth with larger inventories and increased spending on equipment, and banks are better capitalized and generally stronger. These factors, combined with the Fed's continued pledge to keep interest rates low for "an extended period," should, in our opinion, help propel economic recovery forward, albeit in an uneven manner.

Stay Current with Your Financial Advisor

As the U.S. economy slowly recovers from the most severe recession in 50 years, progress is likely to be bumpy and uneven. The fixed-income markets, in particular, are likely to be in transition for some time as governments unwind fiscal stimulus policies, the credit markets continue to recover, and interest rates ultimately trend higher.

In this environment, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

We encourage you to pursue a well-diversified investment strategy, including a range of fixed-income strategies in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

1. Data through March 24, 2010. Source: The Wall Street Journal, Quarterly Monitor: A Periodic Look at Performance and Where Investor Money is Flowing, April 5, 2010.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2010, Calvert Government Fund Class A shares (at NAV) returned 1.89% while its benchmark, the Barclays Capital U.S. Government Index, returned 0.09%. The Fund's shorter relative duration and active trading strategies both contributed to its strong relative performance during the reporting period. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for the reporting period will be 4.3%.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/10	12 months Ended 3/31/10
Class A	1.89%	5.45%
Class C	1.46%	4.65%
Barclays Capital U.S. Government Index	0.09%	-0.13%
Lipper General U.S. Government Funds Average	0.35%	2.40%

Maturity Schedule
	Weighted Average
	3/31/10	9/30/09
	8 years	7 years

SEC Yields
	30 Days Ended
	3/31/10	9/30/09
Class A	1.56%	1.08%
Class C	0.63%	0.14%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	1.49%
Since inception	4.72%
(12/31/08)
Class C Shares
One year	3.65%
Since inception	7.08%
(12/31/08)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data.

The gross expense ratio for Class A is 5.67%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance data quoted already reflects deduction of fund operating expenses.

Consumer price inflation was quite low during the reporting period. From October 2009 through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accommodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Portfolio Statistics
March 31, 2010
Economic Sectors	% of Total Investments
Consumer, Non-cyclical	1.9%
Energy	0.9%
Financials	31.8%
Government	48.3%
Industrials	3.1%
Mortgage Securities	4.8%
Time Deposit	9.2%
Total	100%

period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.

Portfolio Strategy

We expected record U.S. debt issuance to fuel higher Treasury yields. As a result, the Fund was positioned with a short duration relative to its benchmark index. On September 30, 2009, the Fund's duration was 2.23 years while the benchmark's duration was 3.92 years. This helped performance as interest rates increased during the reporting period. The Fund also benefited from our active trading strategies, which are designed to capitalize on fluctuations in interest rates.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis. Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,018.90	$5.23
Hypothetical	$1,000.00	$1,019.75	$5.24
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,014.60	$10.25
Hypothetical	$1,000.00	$1,014.76	$10.25
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.04% and 2.04% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
March 31, 2010
	Principal
Fdic Guaranteed Corporate Bonds - 26.5%	Amount	Value
Bank of America Corp., 0.549%, 4/30/12 (r)	$30,000	$30,190
BankBoston Capital Trust III, 1.007%, 6/15/27 (r)	50,000	34,309
Citibank, 0.251%, 7/12/11 (r)	25,000	24,994
Citigroup Funding, Inc., 0.579%, 4/30/12 (r)	30,000	30,208
General Electric Capital Corp., 0.552%, 6/8/12 (r)	20,000	20,143
GMAC LLC, 0.266%, 12/19/12 (r)	40,000	39,976
GMAC, Inc., 1.75%, 10/30/12	30,000	30,172
Goldman Sachs Group, Inc.:
0.50%, 11/9/11 (r)	30,000	30,139
0.457%, 3/15/12 (r)	80,000	80,326
JPMorgan Chase & Co.:
0.381%, 4/1/11 (r)	15,000	15,025
0.487%, 6/15/12 (r)	30,000	30,152
0.535%, 12/26/12 (r)	50,000	50,357
MetLife, Inc., 0.608%, 6/29/12 (r)	50,000	50,304
Morgan Stanley, 0.53%, 2/10/12 (r)	30,000	30,156
PNC Funding Corp., 0.451%, 4/1/12 (r)	30,000	30,119
State Street Bank and Trust Co., 0.457%, 9/15/11 (r)	35,000	35,113
Wells Fargo & Co., 0.477%, 6/15/12 (r)	30,000	30,138

Total FDIC Guaranteed Corporate Bonds
(Cost $576,869)		591,821

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 4.7%
American Home Mortgage Assets, 0.436%, 12/25/46 (r)	83,282	42,809
JP Morgan Mortgage Trust, 5.29%, 7/25/35 (r)	19,692	18,513
Merrill Lynch Mortgage Investors, Inc., 5.143%, 12/25/35 (r)	45,398	44,585

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $101,313)		105,907

Corporate Bonds - 10.7%
American Express Travel Related Services Co., Inc., 5.25%,
11/21/11 (e)	15,000	15,666
APL Ltd., 8.00%, 1/15/24 (b)	25,000	21,000
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	44,350	46,844
Capital One Capital VI, 8.875%, 5/15/40	20,000	21,696
Howard Hughes Medical Institute, 3.45%, 9/1/14	40,000	41,196
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	35,000	28,312
Pioneer Natural Resources Co., 7.50%, 1/15/20	20,000	20,400
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	70,000	13,952
2/15/45 (b)(e)	223,524	30,875

Total Corporate Bonds (Cost $204,938)		239,941

U.S. Government Agencies	Principal
And Instrumentalities - 37.6%	Amount	Value
AgFirst Farm Credit Bank, 6.585% to 6/15/12,
floating rate thereafter to 6/29/49 (b)(e)(r)	$50,000	$33,250
COP I LLC, 3.613%, 12/5/21	98,657	96,860
Fannie Mae, 1.75%, 3/23/11	100,000	101,247
Federal Home Loan Bank, 5.00%, 11/17/17	60,000	64,912
New Valley Generation II, 5.572%, 5/1/20	37,810	40,177
New Valley Generation V, 4.929%, 1/15/21 (b)	28,173	29,361
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22 (b)	100,000	100,000
Private Export Funding Corp.:
4.90%, 12/15/11	30,000	31,903
3.05%, 10/15/14	70,000	70,146
4.55%, 5/15/15	30,000	31,893
Tennessee Valley Authority, 4.375%, 6/15/15	100,000	106,576
US AgBank FCB, 6.11% to 7/10/12,
floating rate thereafter to 12/31/49 (b)(e)(r)	40,000	25,200
Vessel Management Services, Inc.:
5.85%, 5/1/27	50,000	54,829
5.125%, 4/16/35	50,000	52,151

Total U.S. Government Agencies and Instrumentalities
(Cost $808,966)		838,505

U.S. Treasury - 10.2%
United States Treasury Bonds:
3.50%, 2/15/39	110,000	89,014
4.375%, 11/15/39	25,000	23,645
United States Treasury Notes, 3.125%, 5/15/19	120,000	114,300

Total U.S. Treasury (Cost $241,834)		226,959

Time Deposit - 9.1%
State Street Corp. Time Deposit, 0.01%, 4/1/10	203,092	203,092

Total Time Deposit (Cost $203,092)		203,092

TOTAL INVESTMENTS (Cost $2,137,012) - 98.8%		2,206,225
Other assets and liabilities, net - 1.2%		26,655
Net Assets - 100%		$2,232,880

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 128,493 shares outstanding		$1,958,202
Class C: 12,029 shares outstanding		189,211
Undistributed net investment income		3,989
Accumulated net realized gain (loss) on investments		10,948
Net unrealized appreciation (depreciation) on investments		70,530

Net Assets		$2,232,880

Net Asset Value Per Share
Class A (based on net assets of $2,042,119)		$15.89
Class C (based on net assets of $190,761)		$15.86

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	2	6/10	$232,250	($33)
Total Purchased				($33)

Sold:
2 Year U.S. Treasury Notes	5	6/10	$1,084,766	($987)
5 Year U.S. Treasury Notes	6	6/10	689,063	2,337
Total Sold				$1,350

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Interest Income	$33,142
Total investment income	33,142

Expenses:
Investment advisory fee	4,282
Transfer agency fees and expenses	7,275
Administrative fees	1,606
Distribution Plan expenses:
Class A	2,462
Class C	855
Trustees' fees and expenses	46
Custodian fees	10,890
Registration fees	17,995
Reports to shareholders	2,084
Professional fees	8,747
Accounting fees	180
Miscellaneous	996
Total expenses	57,418
Reimbursement from Advisor:
Class A	(35,892)
Class C	(9,493)
Fees paid indirectly	(46)
Net expenses	11,987

Net Investment Income	21,155

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	21,539
Futures	(1,225)
20,314

Changes in unrealized appreciation (depreciation) on:
Investments	(3,730)
Futures	3,701
(29)

Net Realized and Unrealized Gain
(Loss)	20,285

Increase (Decrease) in Net Assets
Resulting From Operations	$41,440

See notes to financial statements.

Statements of Changes in Net Assets
	From Inception
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	December 31, 2008 through September 30, 2009
Operations:
Net investment income	$21,155	$7,137
Net realized gain (loss)	20,314	43,589
Change in unrealized appreciation (depreciation)	(29)	70,559

Increase (Decrease) in Net Assets
Resulting From Operations	41,440	121,285

Distributions to shareholders from:
Net investment income:
Class A shares	(16,755)	(6,295)
Class C shares	(665)	--
Net realized gain:
Class A shares	(49,649)	--
Class C shares	(3,894)	--
Total distributions	(70,963)	(6,295)
Capital share transactions:
Shares sold:
Class A shares	278,604	2,058,313
Class C shares	59,251	177,822
Reinvestment of distributions:
Class A shares	66,332	6,271
Class C shares	627	--
Redemption Fees:
Class A shares	--	101
Shares redeemed:
Class A shares	(156,254)	(295,165)
Class C shares	(10,069)	(38,420)
Total capital share transactions	238,491	1,908,922

Total Increase (Decrease) in Net Assets	208,968	2,023,912

Net Assets
Beginning of period	2,023,912	--
End of period (including undistributed net investment income
of $3,989 and $254, respectively)	$2,232,880	$2,023,912

See notes to financial statements.

	From Inception
Capital Share Activity	Six Months Ended March 31, 2010	December 31, 2008 through September 30, 2009
Shares sold:
Class A shares	17,396	135,165
Class C shares	3,768	11,327
Reinvestment of distributions:
Class A shares	4,215	396
Class C Shares	40	--
Shares redeemed:
Class A shares	(9,706)	(18,973)
Class C shares	(640)	(2,466)
Total capital share activity	15,073	125,449

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Government Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2008 and offers two classes of shares of beneficial interest. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $253,638 or 11.4% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate debt	-	$765,935	$65,827	$831,762
Collateralized mortgage-backed obligations	-	105,907	-	105,907
U.S. government obligations	-	877,653	187,811	1,065,464
Other debt obligations	-	203,092	-	203,092
TOTAL	-	$1,952,587	$253,638	$2,206,225
Other financial instruments*	$1,317	-	-	$1,317

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Corporate Debt	U.S. Government Obligations	Total
Balance as of 9/30/09	$59,715	$52,400	$112,115
Accrued discounts/premiums	2,236	(21)	2,215
Realized gain (loss)	885	(57)	828
Change in unrealized appreciation
(depreciation)	245	6,132	6,377
Net purchases (sales)	49,591	129,357	178,948
Transfers in and/ or out of Level 3	(46,845)	-	(46,845)
Balance as of 3/31/10	$65,827	$187,811	$253,638

For the period ended March 31, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $6,377. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund's average daily net assets. Under the terms of the agreement, $763 was payable at period end. In addition, $1,111 was receivable from the Advisor at period end for reimbursement of operating expenses.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.04% for Class A and 2.04% for Class C. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Class A and Class C based on their average daily net assets. Under the terms of the agreement $286 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A and C shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00%, of the Fund's average daily net assets of Class A and Class C, respectively. Under the terms of the agreement, $594 was payable at period end.

The Distributor received $590 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $290 for the six months ended March 31, 2010. Under the terms of the agreement, $52 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($45,000 effective April 1, 2010) plus up to $1,500 ($2,000 effective April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $928,215 and $476,978, respectively. U.S. government security purchases and sales were $2,205,107 and $2,465,979, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $2,141,400. Net unrealized appreciation aggregated $64,825, of which $87,712 related to appreciated securities and $22,887 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2010.

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2010	2009#
Net asset value, beginning	$16.14	$15.00
Income from investment operations
Net investment income	.16	.06
Net realized and unrealized gain (loss)	.13	1.14
Total from investment operations	.29	1.20
Distributions from
Net investment income	(.13)	(.06)
Net realized gain	(.41)	--
Total distributions	(.54)	(.06)
Total increase (decrease) in net asset value	(.25)	1.14
Net asset value, ending	$15.89	$16.14
Total return*	1.89%	7.98%
Ratios to average net assets: A
Net investment income	2.05% (a)	.63%(a)
Total expenses	4.69% (a)	5.67% (a)
Expenses before offsets	1.04% (a)	1.04% (a)
Net expenses	1.04% (a)	1.04% (a)
Portfolio turnover	159%	428%
Net assets, ending (in thousands)	$2,042	$1,881

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class C Shares	2010	2009#
Net asset value, beginning	$16.10	$15.00
Income from investment operations
Net investment income	.08	**
Net realized and unrealized gain (loss)	.15	1.10
Total from investment operations	.23	1.10
Distributions from
Net investment income	(.06)	--
Net realized gain	(.41)	--
Total distributions	(.47)	--
Total increase (decrease) in net asset value	(.24)	1.10
Net asset value, ending	$15.86	$16.10

Total return*	1.46%	7.33%
Ratios to average net assets: A
Net investment income	1.09% (a)	.03% (a)
Total expenses	13.15% (a)	41.41% (a)
Expenses before offsets	2.04% (a)	2.04% (a)
Net expenses	2.04% (a)	2.04% (a)
Portfolio turnover	159%	428%
Net assets, ending (in thousands)	$191	$143

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From December 31, 2008 inception.

(a) Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its benchmark and with that of comparable mutual funds. This comparison indicated that for the year-to-date period ended August 31, 2009, the Fund's performance was above the average of its peer group. The data also indicated that the Fund outperformed its benchmark over the same period. The Board took into account that the Fund had been in operations for less than a year. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund's Class A and Class C shares. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A and Class C shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Calvert Group
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Web Site
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Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Government Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

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Balanced and Asset Allocation Funds
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

Calvert High Yield Bond Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Notes to Financial Statements
26	Financial Highlights
29	Explanation of Financial Tables
31	Proxy Voting and Availability of Quarterly Portfolio Holdings
31	Basis for Board's Approval of Investment Advisory Contract

Dear Shareholder:

Over the six-month reporting period, the global financial markets continued to recover from the Great Recession, with investors seemingly reassured that global stimulus policies had worked to successfully avert a depression. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Under this mantle of market recovery, however, U.S. investors remained cautious, restrained in part by tight lending policies, high unemployment, and concerns about the pace of economic recovery. As of mid-March, investors had poured $90.6 billion into bond funds in 2010, versus a mere $2.4 billion into U.S. stock funds, according to Investment Company Institute data.1

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition and challenges. The fixed-income markets, in particular, face a period of interest-rate uncertainty, increased market volatility, and mounting concerns over sovereign debt in some of the world's developed economies. In our view, fixed-income managers with active, flexible strategies, like those of Calvert's experienced investment team, will have a clear edge in navigating these challenges.

A Bond Market in Transition

During the six-month reporting period, fixed-income investors became increasingly less risk averse and sought securities and sectors with higher yield and total-return potential. Investors readily absorbed robust issuance of corporate bonds, and asset inflows into high-yield bonds were strong. In contrast, the government's issuance of Treasuries in March met with tepid demand, which was possibly a sign of reduced interest on the part of investors in China and other Asian countries.

Most sectors of the bond market posted positive total returns for the reporting period, led by high-yield bonds, which were up 11.15% as measured by the Bank of America Merrill Lynch High Yield Index. Investment-grade corporates, as measured by the Barclays Capital U.S. Credit Index, returned 3.33%. Treasury yields fluctuated but were little changed from the beginning of the reporting period. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) continued to hold its short-term benchmark interest rate at 0% to 0.25%.

Our Fund Strategies

The shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds. Anticipating an eventual rise in interest rates, our corporate bond strategies were conservatively positioned with shorter-than-benchmark durations. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.)

Our outlook for corporate bonds remains generally positive, but we will rely on credit analysis and strong individual security selection since corporate bonds in general have already seen sharp price increases. Our nimble yield-curve trading strategies will also continue to be vital portfolio management tools.

Positive Economic Signs, but Headwinds Remain

In recent months, we've seen encouraging signs of improvement in the U.S. economy. Manufacturing and production levels are up, along with consumer spending and retail sales. Although problems remain in the beleaguered housing industry, the Case-Shiller home price index has shown an uptick in home prices over the last nine months.

While these are welcome signs, in our view significant headwinds to full economic recovery remain. Unemployment is still high at 9.7% and consumer spending, while improving, is still sluggish. At home and abroad, governments at all levels are facing major budget deficits and other fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro-zone and raising concerns about countries in other regions as well. These high deficits and amounts of outstanding debt are of particular concern to the bond market, as they are likely to contribute to higher interest rates.

On the home front, the Obama administration and Congress are grappling with many critical issues, which include credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Consumer is Key to Economic Recovery

As the government begins to unwind its fiscal and monetary stimulus over the coming months, the U.S. economy must find a self-sustaining balance to continue its forward momentum. In addition, contentiousness over recently passed health care reform, and concerns about its impact on the U.S. deficit going forward, are likely to influence the markets. Of course, the consumer remains a key player in the recovery scenario. As long as unemployment and consumer debt remain relatively high, it will be difficult for economic expansion to truly take hold.

Despite these challenges, we believe that the U.S. economy is firmly on the road to recovery, though bumps and potholes remain. The housing market appears to have bottomed, businesses are positioned for growth with larger inventories and increased spending on equipment, and banks are better capitalized and generally stronger. These factors, combined with the Fed's continued pledge to keep interest rates low for "an extended period," should, in our opinion, help propel economic recovery forward, albeit in an uneven manner.

Stay Current with Your Financial Advisor

As the U.S. economy slowly recovers from the most severe recession in 50 years, progress is likely to be bumpy and uneven. The fixed-income markets, in particular, are likely to be in transition for some time as governments unwind fiscal stimulus policies, the credit markets continue to recover, and interest rates ultimately trend higher.

In this environment, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

We encourage you to pursue a well-diversified investment strategy, including a range of fixed-income strategies in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

1. Data through March 24, 2010. Source: The Wall Street Journal, Quarterly Monitor: A Periodic Look at Performance and Where Investor Money is Flowing, April 5, 2010.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2010, Calvert High Yield Bond Fund Class A shares (at NAV) returned 9.27% while the benchmark Bank of America Merrill Lynch High-Yield Master II Index returned 11.15%. The credit quality of the Fund's portfolio in general was higher than that of the Index, which hurt the Fund's relative performance during the reporting period.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for the reporting period will be 4.3%.

Consumer price inflation was quite low during the reporting period. From October 2009

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	9.27%	34.28%
Class I	9.62%	35.05%
BofA Merrill Lynch High Yield Master II Index	11.15%	57.22%
Lipper High Current Yield Funds Avg.	10.12%	47.35%

Maturity Schedule
	Weighted Average
	3/31/10	9/30/09
	6 years	5 years

SEC Yields
	30 days ended
	3/31/10	9/30/09
Class A	6.02%	6.11%
Class I	6.93%	6.25%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	29.28%
Five year	5.29%
Since inception	5.18%
(7/9/01)
Class I Shares
One year	35.05%
Five year	6.42%
Since inception	5.94%
(7/9/01)

* Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. ("SMF Calvert High Yield Bond Fund"), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, for Class A shares reflect the performance of SMF Calvert High Yield Bond Fund. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert High Yield Bond Fund, reflect the performance of Class I shares of SMF Calvert High Yield Bond Fund, adjusted for the 12b-1 distribution fees applicable to Class A.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio Shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A is 2.30%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accommodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.
Economic Sectors	% of total investments
Basic Materials	6.0%
Communications	12.6%
Consumer, Cyclical	16.9%
Consumer, Non-cyclical	15.5%
Diversified	0.6%
Energy	9.9%
Financial	12.6%
Government	1.6%
Industrials	13.1%
Mortgage Securities	3.3%
Technology	1.9%
Time Deposit	2.2%
Utilities	3.8%
Total	100%

Portfolio Strategy

The Fund was positioned with a bias towards higher-quality corporate bonds because we expected returns on lower-quality high-yield bonds to moderate after a significant run-up earlier in 2009. In addition, at the start of the reporting period, 13.4% of the Fund was allocated to investment-grade corporate bonds. During the six months ended March 31, 2010, returns on lower-quality high-yield corporate bonds were significantly stronger than returns on higher-quality issues. For example, BB rated bonds included in the Index returned 8.62% during the reporting period while BBB rated bonds in the Index returned only 5.71%.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis. Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,092.70	$8.61
Hypothetical	$1,000.00	$1,016.70	$8.30
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,096.20	$5.17
Hypothetical	$1,000.00	$1,019.99	$4.99
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.65% and 0.99% for Class A and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SCHEDULE OF INVESTMENTS
March 31, 2010
	Principal
Corporate Bonds - 92.9%	Amount	Value
Accellent, Inc., 8.375%, 2/1/17 (e)	$250,000	$253,750
AES Corp., 9.75%, 4/15/16 (e)	500,000	542,500
Altra Holdings, Inc., 8.125%, 12/1/16 (e)	250,000	255,000
American Axle & Manufacturing Holdings, Inc.,
9.25%, 1/15/17 (e)	200,000	212,500
APL Ltd., 8.00%, 1/15/24 (b)	300,000	252,000
Apria Healthcare Group, Inc., 12.375%, 11/1/14 (e)	250,000	276,875
Avis Budget Car Rental LLC, 9.625%, 3/15/18 (e)	250,000	261,250
Bausch & Lomb, Inc., 9.875%, 11/1/15	250,000	263,125
Boise Paper Holdings LLC, 9.00%, 11/1/17 (e)	250,000	263,750
C8 Capital SPV Ltd., 6.64% to 12/31/14,
floating rate thereafter to 12/31/49 (e)(r)	500,000	345,000
Cablevision Systems Corp., 8.625%, 9/15/17 (e)	250,000	263,438
Calpine Corp. Escrow, (b)*	500,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	250,000	249,821
Capital One Capital V, 10.25%, 8/15/39	250,000	295,822
CapitalSource, Inc., 12.75%, 7/15/14 (e)	250,000	286,562
Cemex Finance LLC, 9.50%, 12/14/16 (e)	250,000	258,712
Central Garden and Pet Co., 8.25%, 3/1/18	250,000	253,750
Chesapeake Energy Corp., 7.625%, 7/15/13	250,000	260,625
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17 (e)	500,000	523,750
Commercial Barge Line Co., 12.50%, 7/15/17	250,000	262,500
Constellation Brands, Inc., 7.25%, 9/1/16	250,000	256,875
Cott Beverages, Inc., 8.375%, 11/15/17 (e)	250,000	259,375
CPM Holdings, Inc., 10.625%, 9/1/14 (e)	250,000	266,250
Crown Americas LLC, 7.625%, 11/15/13	250,000	258,125
Delta Air Lines, Inc., 9.50%, 9/15/14 (e)	250,000	263,750
Digicel Group Ltd., 10.50%, 4/15/18 (e)	250,000	260,720
Discover Financial Services, 6.45%, 6/12/17	250,000	247,636
Dollar General Corp., 11.875%, 7/15/17	515,000	598,687
Drummond Co., Inc., 9.00%, 10/15/14 (e)	250,000	260,000
DuPont Fabros Technology LP, 8.50%, 12/15/17 (e)	250,000	258,438
Edison Mission Energy, 7.50%, 6/15/13	250,000	216,250
Enterprise Products Operating LLC:
7.00% to 6/1/17, floating rate to 6/1/67 (r)	500,000	456,952
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	125,000	118,906
Ferrellgas Partners LP, 9.125%, 10/1/17 (e)	500,000	523,750
First Data Corp., 9.875%, 9/24/15	250,000	217,500
FMG Finance Proprietary Ltd.:
10.00%, 9/1/13 (e)	250,000	269,062
10.625%, 9/1/16 (e)	500,000	576,250
Ford Motor Credit Co. LLC:
3.001%, 1/13/12 (r)	255,000	247,669
7.50%, 8/1/12	250,000	258,125
Freescale Semiconductor, Inc., 10.125%, 3/15/18 (e)	250,000	267,500
Frontier Communications Corp., 6.25%, 1/15/13	250,000	252,500
Georgia-Pacific LLC, 8.25%, 5/1/16 (e)	100,000	108,750

	Principal
Corporate Bonds - Cont'd	Amount	Value
Gibson Energy ULC, 10.00%, 1/15/18 (e)	$500,000	$491,250
Global Aviation Holdings Ltd., 14.00%, 8/15/13 (e)	500,000	508,125
GMAC, Inc., 6.75%, 12/1/14	300,000	297,750
Goodyear Tire & Rubber Co., 10.50%, 5/15/16	500,000	540,000
Greif, Inc., 6.75%, 2/1/17	500,000	507,500
Hanesbrands, Inc., 8.00%, 12/15/16	250,000	258,125
Hanson Ltd., 7.875%, 9/27/10	250,000	255,424
Harland Clarke Holdings Corp., 9.50%, 5/15/15	250,000	233,750
HCA, Inc.:
9.25%, 11/15/16	500,000	530,000
9.625%, 11/15/16	125,000	133,906
Hertz Corp., 8.875%, 1/1/14	250,000	255,625
Ingles Markets, Inc., 8.875%, 5/15/17	500,000	521,875
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/16	750,000	813,750
International Lease Finance Corp., 8.625%, 9/15/15 (e)	250,000	252,500
Inverness Medical Innovations, Inc., 7.875%, 2/1/16 (e)	250,000	246,250
Jarden Corp.:
7.50%, 5/1/17	250,000	253,438
7.50%, 1/15/20	250,000	252,500
Jefferies Group, Inc., 8.50%, 7/15/19	500,000	556,761
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	300,000	302,250
Koppers, Inc., 7.875%, 12/1/19 (e)	500,000	513,750
Lamar Media Corp., 9.75%, 4/1/14	250,000	273,750
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	554,000	487,520
Landry's Restaurants, Inc., 11.625%, 12/1/15 (e)	250,000	269,375
Leucadia National Corp., 8.125%, 9/15/15	250,000	259,965
Levi Strauss & Co., 9.75%, 1/15/15	250,000	261,250
Ltd Brands, Inc., 8.50%, 6/15/19	250,000	278,750
MBNA Capital, 1.049%, 2/1/27 (r)	250,000	169,985
Merrill Lynch & Co., Inc., 1.017%, 9/15/26 (r)	500,000	380,247
MGM Mirage, 8.50%, 9/15/10	125,000	125,469
New Communications Holdings, Inc.:
7.875%, 4/15/15 (e)	500,000	512,500
8.25%, 4/15/17 (e)	250,000	252,813
NewPage Corp., 11.375%, 12/31/14	250,000	248,750
NFR Energy LLC, 9.75%, 2/15/17 (e)	500,000	498,750
Nielsen Finance LLC, 10.00%, 8/1/14	250,000	261,250
NII Capital Corp., 8.875%, 12/15/19 (e)	500,000	518,125
NRG Energy, Inc.:
7.25%, 2/1/14	250,000	252,188
7.375%, 2/1/16	500,000	495,000
OPTI Canada, Inc., 8.25%, 12/15/14	500,000	468,750
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	300,000	296,250
Penske Automotive Group, Inc., 7.75%, 12/15/16	125,000	120,313
PharmaNet Development Group, Inc., 10.875%, 4/15/17 (e)	300,000	300,000
Pioneer Natural Resources Co., 7.50%, 1/15/20	500,000	510,000
Potlatch Corp., 7.50%, 11/1/19 (e)	300,000	307,500
Quicksilver Resources, Inc., 9.125%, 8/15/19	500,000	527,500
RailAmerica, Inc., 9.25%, 7/1/17	450,000	479,812
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	264,783
Rite Aid Corp., 10.25%, 10/15/19	500,000	530,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Rock-Tenn Co., 9.25%, 3/15/16	$250,000	$272,500
Saks, Inc., 9.875%, 10/1/11	500,000	526,250
SandRidge Energy, Inc., 8.75%, 1/15/20 (e)	350,000	343,000
Scientific Games Corp., 7.875%, 6/15/16 (e)	250,000	253,125
Scientific Games International, Inc., 9.25%, 6/15/19	250,000	264,375
Sealy Mattress Co., 10.875%, 4/15/16 (e)	225,000	252,000
Smithfield Foods, Inc., 10.00%, 7/15/14 (e)	250,000	280,312
Solutia, Inc., 7.875%, 3/15/20	100,000	101,375
Spirit Aerosystems, Inc., 7.50%, 10/1/17 (e)	100,000	102,250
Sprint Nextel Corp., 6.00%, 12/1/16	500,000	451,250
Standard Pacific Corp., 10.75%, 9/15/16	250,000	265,938
Steel Dynamics, Inc., 7.625%, 3/15/20 (e)	500,000	509,375
SunGard Data Systems, Inc., 10.25%, 8/15/15	250,000	263,125
Susquehanna Bancshares, Inc., 2.069%, 5/1/14 (r)	250,000	188,119
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16 (e)	500,000	505,000
Toys R Us Property Co. LLC, 8.50%, 12/1/17 (e)	250,000	258,750
TRW Automotive, Inc.:
7.25%, 3/15/17 (e)	250,000	242,500
8.875%, 12/1/17 (e)	250,000	260,000
United Air Lines, Inc., 10.40%, 5/1/18	350,000	379,750
United Rentals North America, Inc.:
10.875%, 6/15/16	250,000	272,500
9.25%, 12/15/19	250,000	255,000
Videotron Ltd., 9.125%, 4/15/18	500,000	555,625
Virgin Media Finance plc, 9.50%, 8/15/16	250,000	272,812
Wind Acquisition Finance SA, 11.75%, 7/15/17 (e)	250,000	277,500
Windstream Corp., 7.875%, 11/1/17	250,000	245,625

Total Corporate Bonds (Cost $34,344,536)		36,697,581

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 3.3%
American Home Mortgage Assets:
0.436%, 12/25/46 (r)	1,642,936	844,505
0.371%, 3/25/47 (r)	426,436	243,070
Residential Funding Mortgage Securities I, Inc.,
5.663%, 2/25/36 (r)	277,574	204,811

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $1,130,963)		1,292,386

U.S. Government Agencies And Instrumentalities - 1.6%
AgFirst FCB, 6.585% to 6/15/12,
floating rate thereafter to 6/29/49 (b)(e)(r)	500,000	332,500
AgriBank FCB, 9.125%, 7/15/19	250,000	284,415

Total U.S. Government Agencies and Instrumentalities
(Cost $446,309)		616,915

Equity Securities - 0.1%	Shares	Value
Avado Brands, Inc. (b)*	9,462	$95
Intermet Corp. (b)*	6,346	63
Paging Network Do Brazil Holding Co. LLC, Class B (b)(e)*	1,000	--
Simonds Industries, Inc. (b)*	2,746	52,531

Total Equity Securities (Cost $1,282,378)		52,689

	Principal
Time Deposit - 2.2%	Amount
State Street Corp. Time Deposit, 0.01%, 4/1/10	$856,956	856,956

Total Time Deposit (Cost $856,956)		856,956

TOTAL INVESTMENTS (Cost $38,061,142) - 100.1%		39,516,527
Other assets and liabilities, net - (0.1%)		(29,082)
Net Assets - 100%		$39,487,445

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

* Non-income producing security.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership
ULC: Unlimited Liability Corporation

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010
Assets
Investments in securities, at value (Cost $38,061,142, respectively)
see accompanying schedule	$39,516,527
Receivable for securities sold	2,813,233
Receivable for shares sold	50,227
Interest and dividends receivable	792,927
Other assets	16,205
Total assets	43,189,119

Liabilities
Payable for securities purchased	3,500,557
Payable for shares purchased	149,285
Payable to Calvert Asset Management Company, Inc.	30,376
Payable to Calvert Administrative Services Company	3,336
Payable to Calvert Shareholder Services, Inc.	311
Payable to Calvert Distributors, Inc.	1,528
Accrued expenses and other liabilities	16,281
Total liabilities	3,701,674
Net Assets	$39,487,445

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 274,549 shares outstanding	$ 3,207,691
Class I: 1,235,656 shares outstanding	41,462,800
Undistributed net investment income	88,718
Accumulated net realized gain (loss) on investments	(6,727,149)
Net unrealized appreciation (depreciation) on investments	1,455,385
Net Assets	$39,487,445

Net Asset Value Per Share
Class A (based on net assets of $7,236,050)	$26.36
Class I (based on net assets of $32,251,395)	$26.10

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Interest income	$1,705,531
Total investment income	1,705,531

Expenses:
Investment advisory fee	128,074
Administrative fees	19,704
Transfer agency fees and expenses	18,148
Distribution Plan expenses:
Class A	8,199
Trustees' fees and expenses	925
Custodian fees	10,069
Registration fees	19,506
Reports to shareholders	5,777
Professional fees	9,722
Accounting fees	2,892
Miscellaneous	4,612
Total expenses	227,628
Reimbursement from Advisor:
Class A	(10,818)
Fees paid indirectly	(89)
Net expenses	216,721

Net Investment Income	1,488,810

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	155,451
Change in unrealized appreciation (depreciation)	1,958,414

Net Realized and Unrealized Gain (Loss) on Investments	2,113,865

Increase (Decrease) in Net Assets
Resulting From Operations	$3,602,675

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$1,488,810	$1,665,322
Net realized gain (loss)	155,451	(2,617,163)
Change in unrealized appreciation (depreciation)	1,958,414	4,317,152

Increase (Decrease) in Net Assets
Resulting From Operations	3,602,675	3,365,311

Distributions to shareholders from:
Net investment income:
Class A shares	(215,692)	(196,033)
Class I shares	(1,193,336)	(1,578,528)
Total distributions	(1,409,028)	(1,774,561)

Capital share transactions:
Shares sold:
Class A shares	2,647,133	6,125,559
Class I shares	2,295,969	18,272,315
Reinvestment of distributions:
Class A shares	188,497	188,761
Class I shares	926,305	877,210
Redemption fees:
Class A shares	201	357
Shares redeemed:
Class A shares	(3,176,176)	(281,321)
Class I shares	(7,463,708)	(5,260,769)
Total capital share transactions	(4,581,779)	19,922,112

Total Increase (Decrease) in Net Assets	(2,388,132)	21,512,862

Net Assets
Beginning of period	41,875,577	20,362,715
End of period (including undistributed net investment
income of $88,718 and $8,936 respectively)	$39,487,445	$41,875,577

Capital Share Activity
Shares sold:
Class A shares	102,673	275,592
Class I shares	90,168	772,536
Reinvestment of distributions:
Class A shares	7,316	8,150
Class I shares	36,300	40,571
Shares redeemed:
Class A shares	(124,938)	(12,700)
Class I shares	(294,829)	(241,299)
Total capital share activity	(183,310)	842,850

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert High Yield Bond Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. Prior to September 18, 2009, the Fund was a series of Summit Mutual Funds, Inc. The Fund offers two classes of shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $637,790 or 1.6% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	-	-	$52,689	$52,689
Collateralized mortgage-backed obligations	-	$1,292,386	-	1,292,386
Corporate debt	-	36,444,980	252,601	36,697,581
U.S. government obligations	-	284,415	332,500	616,915
Other debt obligations	-	856,956	-	856,956
TOTAL	-	$38,878,737	$637,790*	$39,516,527

*Level 3 securities represent 1.6% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 16.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Foreign Currency Transactions: The Fund's accounting records are maintained in
U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.65% for Class A and 1.40% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Class A and Class I based on their average daily net assets.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A. Class I shares do not have Distribution Plan expenses.

CDI received $7,032 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,569 for the period ended March 31, 2010. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($45,000 effective April 1, 2010) plus up to $1,500 ($2,000 effective April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $37,082,380 and $34,302,308, respectively.

The cost of the investments owned at March 31, 2010 for federal income tax purposes was $38,127,828. Net unrealized appreciation aggregated $1,388,699, of which $2,775,937 related to appreciated securities and $1,387,238 related to depreciated securities.

Net realized capital loss carryforwards of $1,527,322, $1,025,886, $791,075, $476,585 and $924,312 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2010, September 2011, September 2012, September 2015, and September 2017, respectively.

The Fund intends to elect to defer net capital losses of $2,137,420 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2010, there were no such transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $2 5 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund has no loans outstanding pursuant to this line of credit at March 31, 2010.

For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$38,555	1.45%	$1,080,681	January 2010

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2010	2009 (z)
Net asset value, beginning	$24.92	$24.03
Income from investment operations
Net investment income	0.89	1.54
Net realized and unrealized gain (loss)	1.39	.95
Total from investment operations	2.28	2.49
Distributions from
Net investment income	(0.84)	(1.60)
Total distributions	(0.84)	(1.60)
Total increase (decrease) in net asset value	1.44	.89
Net asset value, ending	$26.36	$24.92

Total return*	9.27%	11.68%
Ratios to average net assets: A
Net investment income	6.99% (a)	6.87%
Total expenses	1.98% (a)	2.30%
Expenses before offsets	1.65% (a)	1.65%
Net expenses	1.65% (a)	1.65%
Portfolio turnover	91%	156%
Net assets, ending (in thousands)	$7,236	$7,213

	Periods Ended
	September 30,	September 30,
Class A Shares	2008(z)	2007^
Net asset value, beginning	$28.55	$29.18
Income from investment operations
Net investment income	1.77	.96
Net realized and unrealized gain (loss)	(4.45)	(.63)
Total from investment operations	(2.68)	.33
Distributions from
Net investment income	(1.84)	(.96)
Total distributions	(1.84)	(.96)
Total increase (decrease) in net asset value	(4.52)	(.63)
Net asset value, ending	$24.03	$28.55

Total return*	(9.91%)	1.16%
Ratios to average net assets: A
Net investment income	6.65%	6.50% (a)
Total expenses	1.49%	1.54% (a)
Expenses before offsets	1.49%	1.54% (a)
Net expenses	1.49%	1.54% (a)
Portfolio turnover	67%	97%
Net assets, ending (in thousands)	$444	$225

See notes to financial highlights.

Financial Highlights
		Period Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$24.69	$23.94	$28.43
Income from investment operations
Net investment income	.99	1.63	1.85
Net realized and unrealized gain (loss)	1.35	.90	(4.44)
Total from investment operations	2.34	2.53	(2.59)
Distributions from
Net investment income	(.93)	(1.78)	(1.90)
Total distributions	(.93)	(1.78)	(1.90)
Total increase (decrease) in net asset value	1.41	.75	(4.49)
Net asset value, ending	$26.10	$24.69	$23.94
Total return*	9.62%	12.07%	(9.63%)
Ratios to average net assets: A
Net investment income	7.67% (a)	7.70%	6.90%
Total expenses	0.99% (a)	1.22%	1.24%
Expenses before offsets	0.99% (a)	1.22%	1.24%
Net expenses	0.99% (a)	1.22%	1.24%
Portfolio turnover	91%	156%	67%
Net assets, ending (in thousands)	$32,251	$34,663	$19,919

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$28.75	$28.69	$27.59
Income from investment operations
Net investment income	1.81	1.94	1.93
Net realized and unrealized gain	(.30)	.13	1.00
Total from investment operations	1.51	2.07	2.93
Distributions from
Net investment income	(1.83)	(2.01)	(1.83)
Total distributions	(1.83)	(2.01)	(1.83)
Total increase (decrease) in net asset value	(.32)	.06	1.10
Net asset value, ending	$28.43	$28.75	$28.69

Total return*	5.40%	7.52%	11.03%
Ratios to average net assets: A
Net investment income	6.68%	7.17%	6.81%
Total expenses	1.25%	1.17%	1.22%
Expenses before offsets	1.25%	1.17%	1.22%
Net expenses	1.25%	1.17%	1.22%
Portfolio turnover	97%	100%	100%
Net assets, ending (in thousands)	$24,300	$19,942	$19,094

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)  Annualized.

(z)  Per share figures are calculated using the Average Share Method.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^  From February 1, 2007, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-year period ended June 30, 2009, the Fund's performance was below the median of its peer group. The data also indicated that the Fund outperformed its Lipper index for the same one-year period. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund's shares. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund for some classes. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Calvert High Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

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

Calvert Short-Term Government Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Statement of Net Assets
16	Statement of Operations
17	Statements of Changes in Net Assets
19	Notes to Financial Statements
26	Financial Highlights
29	Explanation of Financial Tables
31	Proxy Voting and Availability of Quarterly Portfolio Holdings
31	Basis for Board's Approval of Investment Advisory Contract

Dear Shareholder:

Over the six-month reporting period, the global financial markets continued to recover from the Great Recession, with investors seemingly reassured that global stimulus policies had worked to successfully avert a depression. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Under this mantle of market recovery, however, U.S. investors remained cautious, restrained in part by tight lending policies, high unemployment, and concerns about the pace of economic recovery. As of mid-March, investors had poured $90.6 billion into bond funds in 2010, versus a mere $2.4 billion into U.S. stock funds, according to Investment Company Institute data.1

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition and challenges. The fixed-income markets, in particular, face a period of interest-rate uncertainty, increased market volatility, and mounting concerns over sovereign debt in some of the world's developed economies. In our view, fixed-income managers with active, flexible strategies, like those of Calvert's experienced investment team, will have a clear edge in navigating these challenges.

A Bond Market in Transition

During the six-month reporting period, fixed-income investors became increasingly less risk averse and sought securities and sectors with higher yield and total-return potential. Investors readily absorbed robust issuance of corporate bonds, and asset inflows into high-yield bonds were strong. In contrast, the government's issuance of Treasuries in March met with tepid demand, which was possibly a sign of reduced interest on the part of investors in China and other Asian countries.

Most sectors of the bond market posted positive total returns for the reporting period, led by high-yield bonds, which were up 11.15% as measured by the Bank of America Merrill Lynch High Yield Index. Investment-grade corporates, as measured by the Barclays Capital U.S. Credit Index, returned 3.33%. Treasury yields fluctuated but were little changed from the beginning of the reporting period. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) continued to hold its short-term benchmark interest rate at 0% to 0.25%.

Our Fund Strategies

The shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds. Anticipating an eventual rise in interest rates, our corporate bond strategies were conservatively positioned with shorter-than-benchmark durations. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.)

Our outlook for corporate bonds remains generally positive, but we will rely on credit analysis and strong individual security selection since corporate bonds in general have already seen sharp price increases. Our nimble yield-curve trading strategies will also continue to be vital portfolio management tools.

Positive Economic Signs, but Headwinds Remain

In recent months, we've seen encouraging signs of improvement in the U.S. economy. Manufacturing and production levels are up, along with consumer spending and retail sales. Although problems remain in the beleaguered housing industry, the Case-Shiller home price index has shown an uptick in home prices over the last nine months.

While these are welcome signs, in our view significant headwinds to full economic recovery remain. Unemployment is still high at 9.7% and consumer spending, while improving, is still sluggish. At home and abroad, governments at all levels are facing major budget deficits and other fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro-zone and raising concerns about countries in other regions as well. These high deficits and amounts of outstanding debt are of particular concern to the bond market, as they are likely to contribute to higher interest rates.

On the home front, the Obama administration and Congress are grappling with many critical issues, which include credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Consumer is Key to Economic Recovery

As the government begins to unwind its fiscal and monetary stimulus over the coming months, the U.S. economy must find a self-sustaining balance to continue its forward momentum. In addition, contentiousness over recently passed health care reform, and concerns about its impact on the U.S. deficit going forward, are likely to influence the markets. Of course, the consumer remains a key player in the recovery scenario. As long as unemployment and consumer debt remain relatively high, it will be difficult for economic expansion to truly take hold.

Despite these challenges, we believe that the U.S. economy is firmly on the road to recovery, though bumps and potholes remain. The housing market appears to have bottomed, businesses are positioned for growth with larger inventories and increased spending on equipment, and banks are better capitalized and generally stronger. These factors, combined with the Fed's continued pledge to keep interest rates low for "an extended period," should, in our opinion, help propel economic recovery forward, albeit in an uneven manner.

Stay Current with Your Financial Advisor

As the U.S. economy slowly recovers from the most severe recession in 50 years, progress is likely to be bumpy and uneven. The fixed-income markets, in particular, are likely to be in transition for some time as governments unwind fiscal stimulus policies, the credit markets continue to recover, and interest rates ultimately trend higher.

In this environment, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

We encourage you to pursue a well-diversified investment strategy, including a range of fixed-income strategies in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

1. Data through March 24, 2010. Source: The Wall Street Journal, Quarterly Monitor: A Periodic Look at Performance and Where Investor Money is Flowing, April 5, 2010.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2010, Calvert Short-Term Government Fund Class A shares (at NAV) returned 0.37% while its benchmark, the Barclays Capital 1-5 Year U.S. Treasury Index, returned 0.82%. The Fund's underperformance was largely attributable to the fact that the Treasury yield curve steepened over the reporting period with longer-term yields rising more than short-term yields.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for the reporting period will be 4.3%.

Consumer price inflation was quite low during the reporting period. From October 2009 through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	0.37%	2.65%
Class I	0.50%	2.91%
Barclays Capital 1-5 Year U.S. Treasury Index	0.82%	1.09%
Lipper Short U.S. Government Funds Average	1.34%	4.30%

Maturity Schedule
	Weighted Average
	3/31/10	9/30/09
	3.2 years	2.1 years

SEC Yields
	30 days ended
	3/31/10	9/30/09
Class A	1.05%	1.07%
Class I	1.34%	1.34%

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-0.17%
Five year	3.14%
Since inception	3.67%
(4/3/2000)
Class I Shares*
One year	2.91%
Five year	3.97%
Since inception	4.22%
(4/3/2000)

Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert Short-Term Government Fund, a series of Summit Mutual Funds, Inc. ("SMF Calvert Short-Term Government Fund"), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert Short-Term Government Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, for Class A shares reflect the performance of SMF Calvert Short-Term Government Fund. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert Short-Term Government Fund, reflect the performance of Class I shares of SMF Calvert Short-Term Government Fund, adjusted for the 12b-1 distribution fees applicable to Class A.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund's/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 2.54%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accommodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.

Portfolio Strategy

We expected record U.S. debt issuance to fuel higher Treasury yields. As a result, the Fund was positioned with a short duration relative to its benchmark index during the reporting period. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

While rates increased during the reporting period, as we expected, the changes were not proportionate across the spectrum of Treasury maturities. The yield on the two-year Treasury note rose by 0.07 percentage points while the yield on the five-year Treasury note increased by 0.23 percentage points over the six-month period. The Fund was positioned to benefit if the yield curve flattened during the reporting period. However, the disproportionate changes in interest rates caused the yield curve to steepen, which hurt the Fund's relative performance during the reporting period.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis. Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Portfolio Statistics
March 31, 2010
Economic Sectors	% of Total Investments
Financials	32.9%
Government	45.6%
Mortgage Securities	21.5%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,004.10	$4.90
Hypothetical	$1,000.00	$1,020.04	$4.94
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,005.40	$3.65
Hypothetical	$1,000.00	$1,021.29	$3.68
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.98% and 0.73% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
March 31, 2010
	Principal
Fdic Guaranteed Corporate Bonds - 32.8%	Amount	Value
Bank of America Corp., 0.549%, 4/30/12 (r)	$1,000,000	$1,006,324
Citibank:
0.251%, 7/12/11 (r)	300,000	299,930
0.279%, 5/7/12 (r)	200,000	200,373
Citigroup Funding, Inc., 0.579%, 4/30/12 (r)	1,000,000	1,006,943
GMAC LLC, 0.266%, 12/19/12 (r)	1,000,000	999,401
Goldman Sachs Group, Inc., 0.50%, 11/9/11 (r)	1,000,000	1,004,615
JPMorgan Chase & Co.:
0.381%, 4/1/11 (r)	300,000	300,503
0.487%, 6/15/12 (r)	1,000,000	1,005,048
0.535%, 12/26/12 (r)	200,000	201,428
MetLife, Inc., 0.608%, 6/29/12 (r)	800,000	804,862
Morgan Stanley, 0.53%, 2/10/12 (r)	1,000,000	1,005,194
PNC Funding Corp., 0.451%, 4/1/12 (r)	500,000	501,983
State Street Bank and Trust Co., 0.457%, 9/15/11 (r)	600,000	601,933
Wells Fargo & Co., 0.477%, 6/15/12 (r)	810,000	813,716

Total FDIC Guaranteed Corporate Bonds (Cost $9,710,137)		9,752,253

U.S. Government Agencies
And Instrumentalities - 38.7%
COP I LLC:
3.613%, 12/5/21	197,314	193,719
3.65%, 12/5/21	293,623	289,293
Fannie Mae, 1.75%, 3/23/11	900,000	911,225
New Valley Generation II, 5.572%, 5/1/20	378,095	401,770
New Valley Generation V, 4.929%, 1/15/21 (b)	359,203	374,351
Postal Square LP, 8.95%, 6/15/22	358,570	448,451
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22 (b)	900,000	900,000
Private Export Funding Corp.:
4.90%, 12/15/11	2,970,000	3,158,400
3.05%, 10/15/14	1,000,000	1,002,082
4.55%, 5/15/15	1,102,000	1,171,549
Tennessee Valley Authority, 4.375%, 6/15/15	1,000,000	1,065,758
Vessel Management Services, Inc.:
5.85%, 5/1/27	500,000	548,295
5.125%, 4/16/35	1,000,000	1,043,030

Total U.S. Government Agencies and Instrumentalities
(Cost $11,388,354)		11,507,923

U.S. Government Agency Mortgage-Backed Securities - 21.4%
Fannie Mae:
5.50%, 5/1/12	50,349	54,157
4.50%, 8/25/18	539,660	546,122
7.00%, 12/1/29	395,807	439,741
5.50%, 11/25/31	528,607	554,816

U.S. Government Agency Mortgage-Backed	Principal
Securities - Cont'd	Amount	Value
Fannie Mae: Cont'd
3.011%, 8/1/32 (r)	$126,321	$129,419
Freddie Mac:
4.00%, 10/15/16	551,135	570,978
5.00%, 5/1/18	174,922	186,834
6.00%, 3/15/27	320,786	322,807
5.50%, 6/15/27	1,000,446	1,009,861
5.00%, 11/15/28	670,318	697,258
0.58%, 11/15/32 (r)	345,142	342,794
0.63%, 10/15/34 (r)	333,989	329,652
0.48%, 7/15/35 (r)	1,211,741	1,194,606

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $6,278,182)		6,379,045

U.S. Treasury - 2.8%
United States Treasury Bonds, 4.375%, 11/15/39	210,000	198,614
United States Treasury Notes:
3.125%, 5/15/19	535,000	509,587
3.625%, 2/15/20	135,000	132,680

Total U.S. Treasury (Cost $839,338)		840,881

Variable Rate Demand Notes - 4.0%
Colorado State Housing Finance Authority Revenue,
0.27%, 2/1/31 LOC: Fannie Mae (r)	1,200,000	1,200,000

Total Variable Rate Demand Notes (Cost $1,200,000)		1,200,000

TOTAL INVESTMENTS (Cost $29,416,011) - 99.7%		29,680,102
Other assets and liabilities, net - 0.3%		82,477
Net Assets - 100%		$29,762,579

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 42,730 shares outstanding		$2,327,738
Class I: 527,030 shares outstanding		27,096,848
Undistributed net investment income		23,397
Accumulated net realized gain (loss) on investments		59,280
Net unrealized appreciation (depreciation) on investments		255,316
Net Assets		$29,762,579

Net Asset Value Per Share
Class A (based on net assets of $2,235,996)		$52.33
Class I (based on net assets of $27,526,583)		$52.23

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	10	6/10	$1,162,500	($4,558)
30 Year U.S. Treasury Bonds	7	6/10	812,875	1,055
Total Purchased				($3,503)
Sold:
2 Year U.S. Treasury Notes	75	6/10	$16,271,484	($15,462)
5 Year U.S. Treasury Notes	26	6/10	2,985,938	10,190
Total Sold				($5,272)

(b) This security was valued by the Board of Trustees. See note A.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Interest income	$371,561
Total investment income	371,561

Expenses:
Investment advisory fee	75,010
Transfer agency fees and expenses	14,318
Administrative fees	16,669
Distribution Plan expenses:
Class A	5,393
Trustees' fees and expenses	742
Registration fees	22,372
Custodian fees	10,637
Report to shareholders	3,360
Professional fees	9,828
Accounting fees	2,667
Miscellaneous	2,380
Total expenses	163,376
Reimbursement from Advisor:
Class A	(21,805)
Class I	(14,374)
Fees paid indirectly	(121)
Net expenses	127,076

Net Investment Income	244,485

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	128,193
Futures	(127,547)
646
Change in unrealized appreciation (depreciation) on:
Investments	(148,103)
Futures	49,859
(98,244)

Net Realized and Unrealized Gain
(Loss)	(97,598)

Increase (Decrease) in Net Assets
Resulting From Operations	$146,887

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$244,485	$565,768
Net realized gain (loss)	646	1,095,517
Change in unrealized appreciation or (depreciation)	(98,244)	230,377

Increase (Decrease) in Net Assets
Resulting From Operations	146,887	1,891,662

Distributions to shareholders from
Net investment income:
Class A shares	(27,952)	(16,231)
Class I shares	(220,162)	(686,253)
Net realized gain:
Class A shares	(101,674)	--
Class I shares	(576,505)	--
Total distributions	(926,293)	(702,484)

Capital share transactions:
Shares Sold:
Class A shares	1,960,410	4,046,893
Class I shares	2,217,760	14,183,791
Reinvestment of distributions:
Class A shares	123,228	15,499
Class I shares	796,668	686,252
Shares redeemed:
Class A shares	(3,926,944)	(194,445)
Class I shares	(7,310,698)	(18,283,226)
Total capital share transactions	(6,139,576)	454,764

Total Increase (Decrease) in Net Assets	(6,918,982)	1,643,942

Net Assets
Beginning of period	36,681,561	35,037,619
End of period (including undistributed net investment income
of $23,397 and $27,026, respectively)	$29,762,579	$36,681,561

See notes to financial statements.

Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A shares	36,944	76,063
Class I shares	42,255	271,252
Reinvestment of distributions:
Class A shares	2,345	293
Class I shares	15,195	13,102
Shares redeemed:
Class A shares	(75,060)	(3,655)
Class I shares	(138,636)	(347,757)
Total capital share activity	(116,957)	9,298

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short-Term Government Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. Prior to September 18, 2009, the Fund was a series of Summit Mutual Funds, Inc. The Fund currently offers two classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b)exchange privileges and (c) class specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $1,274,351 or 4.3% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the year. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate debt	-	$9,752,253	-	$9,752,253
U.S. government obligations	-	17,453,498	1,274,351	18,727,849
Variable Rate Demand Notes	-	1,200,000	-	1,200,000
TOTAL	-	$28,405,751	1,274,351	$29,680,102
Other financial instruments*	($8,775)	-	-	($8,775)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	U.S. Government Obligations	Total
Balance as of 9/30/09	--	--
Accrued discounts/premiums	($361)	($361)
Realized gain (loss)	(727)	(727)
Change in unrealized appreciation (depreciation)	1,133	1,133
Net purchases (sales)	1,274,306	1,274,306
Balance as of 3/31/10	$1,274,351	$1,274,351

For the six months ended March 31, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $1,133. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on annual rates of .45% of average daily net assets. Under the terms of the agreement, $11,612 was payable at period end. In addition, $2,581 was payable at period end for operating expenses paid by the Advisor during March 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is .98% for Class A, and .73% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class I shares pay an annual rate of .10%. Under the terms of the agreement, $2,581 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .25% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $501 was payable at period end.

The Distributor received $2,452 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $532 for the six months ended March 31, 2010. Under the terms of the agreement, $70 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($45,000 effective April 1, 2010) plus up to $1,500 ($2,000 effective April 1, 2010) for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee's fees are allocated to each funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $3,207,879 and $6,933,709, respectively. U.S. government security purchases and sales were $44,565,540 and $45,065,797, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $29,424,447. Net unrealized appreciation aggregated $255,655, of which $315,283 related to appreciated securities and $59,628 related to depreciated securities.

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2010, such purchase and sales transactions were $1,800,000 and $4,400,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$18,661	1.45%	$968,272	March 2010

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2010 (z)	2009 (z)
Net asset value, beginning	$53.53	$51.87
Income from investment operations
Net investment income	.34	.60
Net realized and unrealized gain (loss)	(.15)	1.99
Total from investment operations	.19	2.59
Distributions from
Net investment income	(.36)	(.93)
Net realized gains	(1.03)	--
Total distributions	(1.39)	(.93)
Total increase (decrease) in net asset value	(1.20)	1.66
Net asset value, ending	$52.33	$53.53

Total return*	.37%	5.03%
Ratios to average net assets: A
Net investment income	1.27% (a)	1.27%
Total expenses	1.99% (a)	2.54%
Expenses before offsets	.98% (a)	.98%
Net expenses	.98% (a)	.98%
Portfolio turnover	148%	197%
Net assets, ending (in thousands)	$2,236	$4,202

	Periods Ended
	September 30,	September 30,
Class A Shares	2008 (z)	2007#
Net asset value, beginning	$51.65	$50.99
Income from investment operations
Net investment income	1.74	1.37
Net realized and unrealized gain (loss)	.28	.43
Total from investment operations	2.02	1.80
Distributions from
Net investment income	(1.80)	(1.14)
Total distributions	(1.80)	(1.14)
Total increase (decrease) in net asset value	0.22	0.66
Net asset value, ending	$51.87	$51.65

Total return*	3.97%	3.57%
Ratios to average net assets: A
Net investment income	3.36%	4.73% (a)
Total expenses	1.18%	1.25% (a)
Expenses before offsets	.98%	.98% (a)
Net expenses	.98%	.98% (a)
Portfolio turnover	38%	32%
Net assets, ending (in thousands)	$301	$10

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010 (z)	2009 (z)	2008 (z)
Net asset value, beginning	$53.40	$51.72	$51.50
Income from investment operations
Net investment income	.39	.81	1.87
Net realized and unrealized gain (loss)	(.13)	1.88	.27
Total from investment operations	.26	2.69	2.14
Distributions from
Net investment income	(.40)	(1.01)	(1.92)
Net realized gain	(1.03)	--	--
Total distributions	(1.43)	(1.01)	(1.92)
Total increase (decrease) in net asset value	(1.17)	1.68	0.22
Net asset value, ending	$52.23	$53.40	$51.72

Total return*	.50%	5.25%	4.22%
Ratios to average net assets: A
Net investment income	1.50% (a)	1.52%	3.61%
Total expenses	.83% (a)	.82%	.93%
Expenses before offsets	.73% (a)	.73%	.73%
Net expenses	.73% (a)	.73%	.73%
Portfolio turnover	148%	197%	38%
Net assets, ending (in thousands)	$27,527	$32,479	$34,737

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$51.10	$51.05	$51.84
Income from investment operations
Net investment income	2.09	1.84	1.41
Net realized and unrealized gain (loss)	.44	(.05)	(.78)
Total from investment operations	2.53	1.79	.63
Distributions from
Net investment income	(2.13)	(1.74)	(1.42)
Total distributions	(2.13)	(1.74)	(1.42)
Total increase (decrease) in net asset value	0.40	0.05	(0.79)
Net asset value, ending	$51.50	$51.10	$51.05

Total return*	5.06%	3.58%	1.24%
Ratios to average net assets: A
Net investment income	4.11%	3.55%	2.59%
Total expenses	.96%	.84%	.88%
Expenses before offsets	.73%	.73%	.73%
Net expenses	.73%	.73%	.73%
Portfolio turnover	32%	42%	16%
Net assets, ending (in thousands)	$27,270	$28,013	$28,368

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#  From February 1, 2007 inception.

(a)  Annualized.

(z)  Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-year period ended June 30, 2009, the Fund's performance was above the median of its peer group. The data also indicated that the Fund outperformed its Lipper index for the same one-year period. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and the Fund's total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund's shares. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Short-Term Government Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date:   June 1, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date:   June 1, 2010